                            ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS
CONSERVATIVE GROWTH FUND

Objective: Seeks Current Income and a
Reasonable Level of Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Conservative Growth
Fund's investment objective is current income and a reasonable level of capital appreciation.
The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of fixed income securities and stocks. The Fund is periodically rebalanced in accordance with its asset allocation strategy.
There can be no assurance that the Fund will achieve its investment objective.

ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways. The first considers how much more (or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average
(the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark index for that class. If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them. This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the
performance of your Strategic Partners Asset
Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

        www.strategicpartners.com  (800) 225-1852

Annual Report  July 31, 2002

Cumulative Total Returns1             As of 7/31/02

                               One Year     Since Inception2
Class A                         -9.10%            8.05%
Class B                         -9.81             5.14
Class C                         -9.81             5.14
Class Z                         -8.87             9.00
Lipper Balanced Funds Avg.3    -12.82            -1.77
S&P 500 Index4                 -23.62           -17.89

Average Annual Total Returns1         As of 6/30/02

                               One Year     Since Inception2
Class A                         -8.73%            2.13%
Class B                         -9.33             2.33
Class C                         -6.56             2.52
Class Z                         -3.69             3.82

Past performance is not indicative of future
results. Principal and investment return will
fluctuate, so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC and Lipper Inc. The cumulative total
returns do not take into account sales charges.
The average annual total returns do take into
account applicable sales charges. Without the
distribution and service (12b-1) fee waiver for
Class A shares, the returns would have been
lower. The Fund charges a maximum front-end
sales charge of 5% for Class A shares. Class B
shares are subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%, 3%, 2%,
1%, and 1% for the first six years
respectively. Approximately seven years after
purchase, Class B shares will automatically
convert to Class A shares, on a quarterly
basis. Class C shares are subject to a front-
end sales charge of 1% and a CDSC of 1% for
shares redeemed within 18 months of purchase.
Class Z shares are not subject to a sales
charge or distribution and service (12b-1)
fees. The cumulative and average annual total
returns in the tables above do not reflect the
deduction of taxes that a shareholder would pay
on fund distributions or following the
redemption of fund shares. 2Inception date:
Class A, B, C, and Z, 11/18/98. 3The Lipper
Average is unmanaged, and is based on the
average return for all funds in each share
class for the one-year and since inception
periods in the Lipper Balanced Funds category.
Funds in the Lipper Balanced Funds Average
conserve principal by maintaining at all times
a balanced portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges around
60%/40%. 4The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an
unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock
prices have performed. Investors cannot invest
directly in an index. The returns for the
Lipper Average and S&P 500 Index would be lower
if they included the effect of sales charges,
operating expenses, or taxes.
                                     1

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

                           September 16, 2002

DEAR SHAREHOLDER,
The events of the past 12 months--economic recession, accounting and corporate governance scandals, terrorist attacks, turbulence in the Middle East, and fear that economic recovery will be slow--have shaken the confidence of many investors. In times like these, we believe the Strategic Partners Asset Allocation Funds are particularly appealing. Markets can move very quickly, and investors who have tried to time shifts from one asset class to another have generally not helped their long-term returns.
The preferred conservative approach is to have an asset allocation target that suits your personal investment goals, time horizon, and tolerance for volatility, and then to avoid being pressured to change it by current events.
When the various asset classes
perform in dramatically different ways, as they have been doing over the past several years, your Strategic Partners Conservative Growth Fund's rebalancing discipline will not only maintain your target allocation, but it may also enhance your return somewhat as it maneuvers to stay on course.

With Strategic Partners mutual funds, you have the added comfort of knowing that our Strategic
Investment Research Group regularly monitors the funds' investment advisers for consistent adherence to their style objectives, as well as for changes in practices or personnel that might affect their performance. During this reporting period, for example, we changed the adviser for the funds' small/mid-cap value stocks.

In the following pages, we explain the
Strategic Partners Conservative Growth Fund's loss and its outperformance of its benchmark over this reporting period. We appreciate your confidence in Strategic Partners mutual funds through these difficult times.

Sincerely,

David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

2

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Annual Report  July 31, 2002

INVESTMENT ADVISERS' REPORT

AN EVENTFUL FISCAL YEAR
The 12 months ended July 31, 2002, included a series of unexpected events of historical importance. The reporting period began in the middle of a very steep stock market decline as investors digested the signs that the U.S.
economy was contracting. Expectations and share prices had previously been raised by the longest period of continuous economic growth in U.S. history. Not long into the reporting period, investors' expectations were jarred again by the first external attack on the United States since World War II. In response to both the economic slowdown and the terrorist shock, the Federal Reserve began to drive down interest rates very aggressively, pushing short-term rates to their lowest level in 40 years. The European and United Kingdom Central
Banks also reduced interest rates.

Investors expected the low interest rates to trigger an economic recovery, which it did, pushing share prices higher in the fourth quarter of 2001. During that brief wave of optimism, growth stocks responded most vigorously. Then the record for the largest bankruptcy in U.S. history was broken twice in short order by Enron and WorldCom. A leading accounting firm and several large, respected companies were involved in a string of accounting scandals and restatements of financial reports. Many investors lost confidence in the accuracy of audited financial reports and once again turned away from equity investments and toward bonds, cash, real estate, and gold. In addition, during the first half of 2002, the U.S. dollar began a long-predicted correction of its overvaluation against other currencies.

The string of confidence-rattling issues did
not go unaddressed. Accounting firms, Congress,
the Securities and Exchange Commission (SEC),
the New York Stock Exchange, and several
corporations took steps to restore the
credibility of financial reporting. These steps
included measures to remove even the appearance
of conflicts of interest by auditors and
securities
                             3

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Annual Report  July 31, 2002

analysts, tighter standards for the
independence of corporate directors from management, more detailed financial reports, and a requirement that corporate CEOs and CFOs take personal legal responsibility for the accuracy of their firms' financial statements.

In the United States, the only sectors to show rising net share prices over the period were large-cap consumer staples, buoyed by the continuing strength of consumer spending, and small-cap financial services, driven by continued consumer borrowing for houses, autos, and other goods. Since the issues that affected equity investing concerned the pace of economic and earnings growth and the reliability of future earnings estimates, growth stocks fared worse. Both large-cap and small-cap growth stocks had a dismal 12 months. The depressed level of spending on technology upgrades kept both large-cap and small-cap technology stocks at or near the bottom of the market with sector average stock declines greater than 40%.

Enron's bankruptcy caused a retreat from industries that were very dependent upon debt financing, including energy utilities, and cable systems. Investors also moved away from large companies whose financial statements were complicated because they had grown through many acquisitions. Even such respected firms as General Electric (GE) and American
International Group (AIG) saw their share prices drop sharply.

Losses were more moderate in the large- and small-cap materials and processing sectors. The materials industries have gone through a period of consolidation and cost cutting, and were expected to benefit from an economic recovery. Gold mining companies also benefited from the political and economic uncertainty and the dollar's decline, all of which increased demand for gold.

Small-cap value stocks were the best-performing equity class, although even they fell over the period. The profits of small companies usually respond more emphatically to changes in economic activity. In fact, in the last quarter of 2001 and the first half of 2002, the earnings of small-cap companies
     www.strategicpartners.com  (800) 225-1852

Annual Report  July 31, 2002

Asset Class Index Returns                As of 7/31/02

                     (GRAPH)

Source: Prudential Investments LLC and Lipper Inc.

The performance cited does not represent the performance of any of the Strategic Partners
Asset Allocation Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation.
Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers
Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield
Index is an unmanaged index of fixed-rate,
noninvestment-grade debt securities with at
least one year remaining to maturity. The
Lehman Brothers U.S. Corporate High Yield Index
gives a broad look at how high yield ("junk")
bonds have performed.
                                 5

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Annual Report  July 31, 2002

declined less initially, and then grew more than those of large caps. Bread-and-butter small companies were expected to benefit most from the improving economy. By "bread and butter," we mean, for example, companies whose products have an established demand, and whose profitability is not dependent upon the rapid growth of a new market: healthcare, food, and consumer services firms. In addition, small-cap value stocks continued their recovery from an extremely undervalued period at the onset of this bear market. Such corrections often overshoot, and may have done so during this reporting period.

This was a good period for bonds because prices of existing bonds rise when interest rates fall. This boost was tempered by rising concern about credit risk. Many companies have been carrying high levels of debt in order to boost their earnings per share (a high degree of leverage). As the economy slowed, investors became more concerned about these firms' ability to service their debt. The massive bankruptcies of Enron and WorldCom heightened such concerns, as did the struggle of many other energy and telecommunications firms to cover their debt payments. This increased the premium that corporate borrowers had to pay over the interest rates on government securities (the credit spread). The combination of bankruptcies and rising credit spreads provided challenges for fixed income investors.

YOUR FUND'S PERFORMANCE
The Strategic Partners Conservative Growth Fund performed considerably better than the Lipper
Balanced Funds Average and the S&P 500 Index largely because of its conservative 60% allocation to bonds and the strong return on core bonds due to falling interest rates. Core bonds had an excellent 12-month return even though the Fund's holdings in the sector underperformed their benchmark, largely because of credit concerns. Although the portfolio was helped by its underweight in corporate bonds, a move into telecommunications and energy company bonds in the second quarter of 2002 hurt its return as corporate governance scandals pushed investors away from those industries. Return was also hurt by the portfolio's high yield and
       www.strategicpartners.com  (800) 225-1852

emerging market holdings. The Fund's portfolio benefited from an above-average duration (exposure to interest-rate changes) because the prices of its bonds rose as current interest rates fell. The strongly positive return on core bonds was a welcome balance to the decline in other asset classes.

Although the Fund's high yield ("junk") bonds fell in value as investors moved away from risk exposures, their impact was relatively small, in part because their substantial outperformance of their benchmark mitigated the impact.

Among stocks, large caps had a much larger allocation and so had the greatest impact.
Large-cap growth stocks were hit substantially harder than large-cap value. The largest detractions in the growth portfolio came from technology, media, and specialty retail stocks, and from financial firms that were exposed to the poor capital market environment or to consumer borrowing. Citigroup, the largest detractor, fit both of the latter criteria. The Fund had positive contributions from the defense contractor Northrop Grumman, from Pharmacia (a drug company that during this period agreed to be acquired by Pfizer), and from several consumer stocks, including Kohl's, Gillette, and Procter & Gamble.

The Fund's large-cap value stocks underperformed their poor market. The Fund's telecommunication services companies, such as the wireless firms Western
Wireless and Sprint PCS, detracted heavily. The
Fund had some exposure to Enron and Adelphia-- two companies where accounting irregularities have been alleged. Although these were not large positions, the stocks fell substantially. Williams Companies was also a large detractor, in part as a by-product of the attention to Enron, because it is in the same energy trading business. On the positive side, return was supported by tobacco and health service companies, and by good stock selection among the drug companies. Wyeth was the largest contributor.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Annual Report  July 31, 2002

Small-cap growth stocks had the largest decline of the Fund's asset classes. Fortunately, the Fund had a small allocation and a slight outperformance to mitigate the loss. This was due primarily to an emphasis on energy stocks and certain groups of technology stocks at times when they performed relatively well, e.g., software and semiconductor equipment manufacturers during the latter half of the reporting period. Some of these positions were sold or trimmed to take profits.

Small-cap value stocks as an asset class held up fairly well. With the Fund's small allocation, this meant their negative impact was inconsequential. We changed subadvisers for the Fund's small-cap value stocks during this reporting period. Early in the period, the portfolio's performance was helped by a strong selection of technology and consumer discretionary stocks. Under its new subadviser, in the poorer markets later in the period, the portfolio's overweight of technology stocks and underweight of financial services stocks detracted from its performance. Its return was helped by housing stocks and by several energy holdings.

Strategic Partners Conservative Growth Fund
Management Team

         www.strategicpartners.com  (800) 225-1852

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                                   9

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Annual Report  July 31, 2002

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset
Allocation Funds provide more of this buffer than funds investing in only one asset class.
We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners Conservative Growth Fund has a target allocation for each asset class.
As some asset classes perform better than others, the portfolio will drift from this original target: asset classes with the best performance will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners
Conservative Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult.
Strategic Partners Asset Allocation Funds do it all for you.

     www.strategicpartners.com  (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency.
They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities. High yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Conservative Growth Fund Diversification Target

                            (GRAPH)

                ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

                        Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
COMMON STOCKS  38.3%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.8%
      2,200      General Dynamics Corp.                             $        178,024
      3,000      Lockheed Martin Corp.                                       192,330
      4,300      Northrop Grumman Corp.                                      476,010
      2,300      The Boeing Co.                                               95,496
                                                                    ----------------
                                                                             941,860
-------------------------------------------------------------------------------------
Air Freight & Couriers  0.1%
      3,700      Airborne, Inc.                                               50,024
      5,500      Forward Air Corp.(a)                                        119,405
                                                                    ----------------
                                                                             169,429
-------------------------------------------------------------------------------------
Airlines  0.2%
      3,500      Atlantic Coast Airlines Holdings, Inc.(a)                    54,775
      7,500      Continental Airlines, Inc. (Class B Stock)(a)                80,400
      7,100      Delta Airlines, Inc.                                        110,618
                                                                    ----------------
                                                                             245,793
-------------------------------------------------------------------------------------
Auto Components  0.2%
      5,200      Federal Signal Corp.                                        108,784
      3,800      Gentex Corp.(a)                                             110,922
      1,200      Superior Industries International, Inc.                      52,644
                                                                    ----------------
                                                                             272,350
-------------------------------------------------------------------------------------
Automobiles & Motorcycles  0.2%
      5,500      Harley-Davidson, Inc.                                       260,480
-------------------------------------------------------------------------------------
Banks  0.9%
      3,300      Astoria Financial Corp.                                     111,045
      4,200      Bank of America Corp.                                       279,300
      7,100      Bank One Corp.                                              276,261
     11,600      Bankunited Financial Corp.(a)                               197,200
      1,700      Commerce Bancorp, Inc.                                       78,574
      1,700      Hibernia Corp. (Class A Stock)                               35,326
      1,000      Investors Financial Services Corp.                           30,770

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
        300      Silicon Valley Bancshares(a)                       $          6,489
        700      Umpqua Holdings Corp.                                        10,787
                                                                    ----------------
                                                                           1,025,752
-------------------------------------------------------------------------------------
Beverages  0.7%
      8,700      PepsiCo, Inc.                                               373,578
      8,900      The Coca-Cola Co.                                           444,466
                                                                    ----------------
                                                                             818,044
-------------------------------------------------------------------------------------
Biotechnology  0.7%
      8,100      Amgen, Inc.(a)                                              369,684
      8,500      Genentech, Inc.(a)                                          295,375
      3,800      MedImmune, Inc.(a)                                          113,012
      1,400      Ortec International, Inc.(a)                                  1,400
                                                                    ----------------
                                                                             779,471
-------------------------------------------------------------------------------------
Building Products  0.1%
      2,400      Crane Co.                                                    55,152
      4,700      Watsco, Inc.                                                 66,740
                                                                    ----------------
                                                                             121,892
-------------------------------------------------------------------------------------
Chemicals  0.6%
      1,400      Cabot Corp.                                                  34,608
      1,600      FMC Corp.(a)                                                 39,424
     16,800      IMC Global, Inc.                                            182,280
      7,700      Lyondell Chemical Co.                                       101,640
      2,100      Minerals Technologies, Inc.                                  78,435
      2,200      Scotts Co. (Class A Stock)(a)                               100,100
      5,900      Solutia, Inc.                                                36,934
      2,000      Valspar Corp.                                                81,280
                                                                    ----------------
                                                                             654,701
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.9%
      5,300      Administaff, Inc.(a)                                         39,750
      8,300      Allied Waste Industries, Inc.(a)                             54,780
      1,600      CDI Corp.(a)                                                 45,344
      3,800      Concord EFS, Inc.(a)                                         74,100
        300      CoStar Group, Inc.(a)                                         6,300

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,600      Global Payments, Inc.(a)                           $        145,600
      1,100      Headwaters, Inc.(a)                                          15,477
      2,400      Heidrick & Struggles International, Inc.(a)                  37,320
        300      John H. Harland Co.(a)                                        7,287
      3,100      Kelly Services, Inc. (Class A Stock)                         77,314
      1,900      NCO Group, Inc.(a)                                           27,740
      4,700      NDCHealth Corp.                                             101,473
      1,700      Pegasus Solutions, Inc.(a)                                   27,098
      3,500      Probusiness Services, Inc.(a)                                34,300
      4,500      Republic Services, Inc.(a)                                   79,200
      2,900      Resources Connection, Inc.(a)                                53,418
      4,400      US Liquids, Inc.(a)                                           8,360
      7,800      Waste Management, Inc.                                      184,626
                                                                    ----------------
                                                                           1,019,487
-------------------------------------------------------------------------------------
Communications Equipment  0.7%
     46,600      3Com Corp.(a)                                               210,166
      3,200      Adaptec, Inc.(a)                                             18,880
      6,100      Advanced Fibre Communications(a)                            105,103
      4,200      Anaren Microwave, Inc.(a)                                    32,760
      4,500      Avocent Corp.(a)                                             67,635
     27,400      Cisco Systems, Inc.(a)                                      361,406
      2,700      Ixia(a)                                                      14,688
        800      Nokia Corp., ADR (Finland)                                    9,920
      3,900      Powerwave Technologies, Inc.(a)                              23,946
      2,600      Sierra Wireless, Inc.(a)                                      6,630
                                                                    ----------------
                                                                             851,134
-------------------------------------------------------------------------------------
Computers & Peripherals  1.0%
      2,600      Advanced Digital Information(a)                              13,520
     11,100      Dell Computer Corp.(a)                                      276,723
     35,100      EMC Corp.(a)                                                263,250
     44,134      Hewlett-Packard Co.                                         624,496
                                                                    ----------------
                                                                           1,177,989
-------------------------------------------------------------------------------------
Construction & Engineering  0.3%
      7,600      Hovnanian Enterprises, Inc. (Class A Stock)(a)              216,904
     13,200      McDermott International, Inc.(a)                             61,908
                                                                    ----------------
                                                                             278,812

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Containers & Packaging  0.3%
      2,600      Pactiv Corp.(a)                                    $         47,242
      5,800      Temple-Inland, Inc.                                         311,460
                                                                    ----------------
                                                                             358,702
-------------------------------------------------------------------------------------
Diversified Financials  3.6%
     15,700      American Express Co.                                        553,582
      6,200      AmeriCredit Corp.(a)                                        121,210
        940      BlackRock, Inc. (Class A Stock)(a)                           39,433
     26,766      Citigroup, Inc.                                             897,732
      1,100      Doral Financial Corp.                                        42,174
      4,700      Eaton Vance Corp.                                           125,772
      5,000      Edwards (A.G.), Inc.                                        172,000
      4,300      Federal Home Loan Mortgage Corp.                            266,385
      3,200      Jeffries Group, Inc.                                        127,680
      2,700      Knight Trading Group, Inc.(a)                                11,043
      8,800      Lehman Brothers Holdings, Inc.                              499,048
      5,700      MBNA Corp.                                                  110,523
      5,800      Merrill Lynch & Co., Inc.                                   206,770
      2,000      Morgan Stanley Dean Witter                                   80,700
      6,100      Principal Financial Group(a)                                175,131
      4,400      Raymond James Financial, Inc.                               119,680
      9,000      The Goldman Sachs Group, Inc.                               658,350
                                                                    ----------------
                                                                           4,207,213
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  0.7%
      2,100      ALLTEL Corp.                                                 85,092
     16,000      AT&T Corp.                                                  162,880
     11,600      BellSouth Corp.                                             311,460
      6,300      SBC Communications, Inc.                                    174,258
      4,000      Verizon Communications, Inc.                                132,000
                                                                    ----------------
                                                                             865,690
-------------------------------------------------------------------------------------
Electric Utilities  0.1%
      4,400      PG&E Corp.(a)                                                61,160
      4,100      PNM Resources, Inc.                                          81,795
                                                                    ----------------
                                                                             142,955

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Electrical Equipment  0.2%
      2,600      C&D Technologies, Inc.                             $         39,962
      4,500      Harris Corp.                                                144,495
      4,400      Power-One, Inc.(a)                                           20,064
                                                                    ----------------
                                                                             204,521
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  1.0%
      8,200      Arrow Electronics, Inc.(a)                                  139,974
      2,500      Cognex Corp.(a)                                              38,425
      7,300      DDI Corp.(a)                                                  4,672
      4,200      Electro Scientific Industries, Inc.(a)                       75,432
      3,100      FLIR Systems, Inc.(a)                                       126,790
     19,600      Ingram Micro, Inc. (Class A Stock)(a)                       215,600
      2,400      Merix Corp.(a)                                               15,000
      2,400      Mettler-Toledo International, Inc.(a)                        68,280
      1,400      Park Electrochemical Corp.                                   28,000
      3,200      Plexus Corp.(a)                                              44,480
        700      Roper Industries, Inc.                                       20,825
      1,700      Sirenza Microdevices, Inc.(a)                                 2,533
     40,100      Solectron Corp.(a)                                          160,400
      2,900      Technitrol, Inc.                                             54,375
      2,900      Trimble Navigation Ltd.(a)                                   37,961
      3,700      Varian, Inc.(a)                                             117,845
                                                                    ----------------
                                                                           1,150,592
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.2%
      3,200      Cal Dive International, Inc.(a)                              61,376
     12,300      ENSCO International, Inc.                                   317,955
      6,047      FMC Technologies, Inc.(a)                                   111,869
      9,400      GlobalSantaFe Corp.                                         211,876
      3,800      Patterson-UTI Energy, Inc.(a)                                90,858
     10,200      Schlumberger Ltd.                                           437,784
      3,200      Superior Energy Services, Inc.(a)                            26,112
      4,400      Weatherford International Ltd.(a)                           178,464
                                                                    ----------------
                                                                           1,436,294

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Food Products  0.4%
      2,500      Bunge Ltd.                                         $         51,125
     10,800      ConAgra Foods, Inc.                                         271,188
     10,400      Sara Lee Corp.                                              194,896
                                                                    ----------------
                                                                             517,209
-------------------------------------------------------------------------------------
Gas Utilities  0.6%
     12,000      El Paso Corp.                                               173,400
      2,900      Energen Corp.                                                71,630
      5,700      Nisource, Inc.                                              112,860
      4,700      Nova Chemicals Corp.                                         96,538
      5,600      Oneok, Inc.                                                 103,600
      7,200      Sempra Energy                                               152,640
                                                                    ----------------
                                                                             710,668
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  0.7%
      7,700      Baxter International, Inc.                                  307,307
      2,800      Cooper Companies, Inc.                                      122,920
      4,500      Diagnostic Products Corp.                                   161,550
      2,900      Varian Medical Systems, Inc.                                121,220
      2,800      Wilson Greatbatch Technologies, Inc.(a)                      65,380
                                                                    ----------------
                                                                             778,377
-------------------------------------------------------------------------------------
Health Care Providers & Services  1.4%
      1,500      AmerisourceBergen Corp.                                     100,485
      2,900      Anthem, Inc.(a)                                             196,852
      9,000      Covance, Inc.(a)                                            152,460
     11,500      HCA, Inc.                                                   540,500
      4,300      Lincare Holdings, Inc.(a)                                   134,934
      2,100      MAXIMUS, Inc.(a)                                             49,812
      4,000      Orthodontic Centers of America, Inc.(a)                      56,200
      4,100      Pediatrix Medical Group, Inc.(a)                            122,180
      7,600      Pharmaceutical Product Development, Inc.(a)                 175,165
      4,500      Quintiles Transnational, Corp.(a)                            44,685
      1,700      Service Corp. International(a)                                3,825
      1,600      Stewart Enterprises, Inc. (Class A Stock)(a)                  8,544
                                                                    ----------------
                                                                           1,585,642

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  0.9%
      4,600      Brinker International, Inc.(a)                     $        149,960
      3,100      CEC Entertainment, Inc.(a)                                  116,870
        600      Four Seasons Hotels, Inc.                                    22,920
      1,000      Jack In The Box, Inc.(a)                                     27,700
      7,400      Marriott International, Inc. (Class A Stock)                247,900
      7,200      McDonald's Corp.                                            178,200
      2,600      Outback Steakhouse, Inc.(a)                                  83,044
      8,000      Starbucks Corp.(a)                                          157,040
      4,200      Station Casinos, Inc.(a)                                     55,440
      5,200      WMS Industries, Inc.(a)                                      54,860
                                                                    ----------------
                                                                           1,093,934
-------------------------------------------------------------------------------------
Household Durables  0.3%
      8,200      D.R. Horton, Inc.                                           182,040
        400      Furniture Brands International, Inc.(a)                      10,160
      3,200      Harman International Industries, Inc.                       137,920
      1,600      Snap-On, Inc.                                                43,472
                                                                    ----------------
                                                                             373,592
-------------------------------------------------------------------------------------
Household Products  0.3%
      3,600      The Procter & Gamble Co.                                    320,364
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.3%
      2,800      3M Co.                                                      352,324
-------------------------------------------------------------------------------------
Insurance  2.5%
      6,700      Allstate Corp.                                              254,667
      7,962      American International Group, Inc.                          508,931
      2,100      Amerus Group Co.                                             66,948
      3,600      Commerce Group, Inc.                                        133,560
        700      IPC Holdings Ltd. ADR (Bermuda)                              22,148
      5,100      Lincoln National Corp.                                      187,119
      4,300      Loews Corp.                                                 203,992
      4,400      Philadelphia Consolidated Holding Corp.(a)                  177,012

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,500      Protective Life Corp.                              $         80,000
      2,900      Reinsurance Group of America, Inc.                           86,130
     11,800      The Hartford Financial Services Group, Inc.                 597,080
      8,200      XL Capital Ltd. (Class A Stock)                             607,620
                                                                    ----------------
                                                                           2,925,207
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.1%
      6,500      USA Interactive(a)                                          143,319
-------------------------------------------------------------------------------------
Internet Software & Services
      1,500      Matrixone, Inc.(a)                                           10,050
      1,200      SkillSoft Corp.(a)                                            9,876
        800      SmartForce PLC, ADR (United Kingdom)(a)                       2,728
      3,000      Webmethods, Inc.(a)                                          26,370
                                                                    ----------------
                                                                              49,024
-------------------------------------------------------------------------------------
IT Consulting & Services
      2,200      Inforte Corp.(a)                                             17,600
      4,200      Keane, Inc.(a)                                               34,650
                                                                    ----------------
                                                                              52,250
-------------------------------------------------------------------------------------
Machinery  0.3%
      9,100      CNH Global NV (Netherlands)                                  25,662
        900      Cuno, Inc.(a)                                                29,394
      7,100      Navistar International Corp.(a)                             183,109
        800      Oshkosh Truck Corp.                                          43,960
      1,800      Pentair, Inc.                                                73,206
      1,700      Reliance Steel & Aluminum Co.                                42,160
                                                                    ----------------
                                                                             397,491
-------------------------------------------------------------------------------------
Media  2.5%
      3,800      Acme Communications, Inc.(a)                                 33,440
      2,600      AOL Time Warner, Inc.(a)                                     29,900
      6,300      Entravision Communications Corp. (Class A
                  Stock)(a)                                                   63,000
      3,100      Knight-Ridder, Inc.                                         187,705
      9,600      Lamar Advertising Co.(a)                                    303,168
     35,200      Liberty Media Corp. (Class A Stock)(a)                      276,672

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     12,000      New York Times Co. (Class A Stock)                 $        543,000
     23,200      Sinclair Broadcast Group, Inc. (Class A
                  Stock)(a)                                                  272,600
     14,300      The News Corp. Ltd., ADR (Australia)                        243,100
      9,300      Univision Communications, Inc. (Class A
                  Stock)(a)                                                  265,887
     18,240      Viacom, Inc. (Class B Stock)(a)                             710,083
                                                                    ----------------
                                                                           2,928,555
-------------------------------------------------------------------------------------
Metals & Mining  0.3%
      3,800      Alcoa, Inc.                                                 102,790
      1,500      Cleveland-Cliffs, Inc.                                       36,600
     12,200      Freeport-McMoRan Copper & Gold, Inc. (Class A
                  Stock)(a)                                                  186,294
      3,100      Stillwater Mining Co.(a)                                     29,450
                                                                    ----------------
                                                                             355,134
-------------------------------------------------------------------------------------
Multiline Retail  1.6%
      6,800      Costco Wholesale Corp.(a)                                   237,116
      9,500      Federated Department Stores, Inc.(a)                        357,295
      7,050      Fred's, Inc.                                                207,622
      8,800      Kohl's Corp.(a)                                             580,800
      1,600      Tuesday Morning Corp.(a)                                     24,288
      9,800      Wal-Mart Stores, Inc.                                       481,964
                                                                    ----------------
                                                                           1,889,085
-------------------------------------------------------------------------------------
Office Electronics  0.3%
     51,000      Xerox Corp.                                                 354,450
-------------------------------------------------------------------------------------
Oil & Gas  1.6%
      3,600      Chesapeake Energy Corp.(a)                                   19,260
     11,200      Exxon Mobil Corp.                                           411,712
      7,300      Occidental Petroleum Corp.                                  197,757
      4,600      PetroQuest Energy, Inc.(a)                                   17,664
      8,300      Pioneer Natural Resources Co.(a)                            200,943
      1,100      Premcor, Inc.(a)                                             23,980
      1,800      Spinnaker Exploration Co.(a)                                 50,652
      4,000      Stone Energy Corp.(a)                                       135,920

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,800      Swift Energy Co.(a)                                $        103,428
      8,800      Talisman Energy, Inc.                                       358,072
      3,344      Total Fina SA, ADR (France)                                 242,607
      8,100      XTO Energy, Inc.                                            145,395
                                                                    ----------------
                                                                           1,907,390
-------------------------------------------------------------------------------------
Paper & Forest Products  0.9%
      5,200      Boise Cascade Corp.                                         150,748
     13,600      International Paper Co.                                     541,552
      6,600      Weyerhaeuser Co.                                            387,750
                                                                    ----------------
                                                                           1,080,050
-------------------------------------------------------------------------------------
Personal Products  0.3%
      9,600      The Gillette Co.                                            315,648
-------------------------------------------------------------------------------------
Pharmaceuticals  2.3%
      9,800      Abbott Laboratories                                         405,818
      3,900      Alpharma, Inc.                                               43,524
      2,600      Barr Laboratories, Inc.(a)                                  158,600
      7,300      Johnson & Johnson                                           386,900
      5,600      K V Pharmaceutical Co.(a)                                   117,600
      1,400      Medicis Pharmaceutical Corp.(a)                              58,688
      7,950      Pfizer, Inc.                                                257,183
     12,775      Pharmacia Corp.                                             571,553
      3,800      Sepracor, Inc.(a)                                            25,650
     15,100      Wyeth                                                       602,490
                                                                    ----------------
                                                                           2,628,006
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.3%
      1,300      Alexandria Real Estate Equities, Inc.                        56,095
      3,500      Boston Properties, Inc.                                     130,550
        900      Colonial Properties Trust                                    32,355
      2,500      Jones Lang LaSalle, Inc.(a)                                  50,350
      1,600      SL Green Realty Corp.                                        51,600
                                                                    ----------------
                                                                             320,950

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Road & Rail  0.1%
      2,100      Knight Transportation, Inc.(a)                     $         37,170
        700      Landstar Systems, Inc.(a)                                    69,867
                                                                    ----------------
                                                                             107,037
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  1.8%
      4,200      Advanced Energy Industries, Inc.(a)                          62,034
      8,400      Agere Systems, Inc. (Class A Stock)(a)                       15,960
     90,100      Agere Systems, Inc. (Class B Stock)(a)                      175,695
      2,400      Analog Devices, Inc.(a)                                      57,840
      7,500      Applied Materials, Inc.(a)                                  111,525
      3,700      Credence Systems Corp.(a)                                    50,690
      2,700      Cymer, Inc.(a)                                               75,573
      2,200      Emcore Corp.(a)                                               7,260
      2,600      Exar Corp.(a)                                                43,342
      6,800      Integrated Circuit Systems, Inc.(a)                         119,476
      1,100      Integrated Device Technology, Inc.(a)                        14,080
     10,700      Intel Corp.                                                 201,053
      1,100      Intersil Holding Corp. (Class A Stock)(a)                    23,969
      1,600      KLA-Tencor Corp.(a)                                          63,024
      2,700      Maxim Integrated Products, Inc.(a)                           94,986
      2,800      Micrel, Inc.(a)                                              32,116
      4,300      National Semiconductor Corp.(a)                              77,873
      2,200      Oak Technology, Inc.(a)                                       8,470
      1,600      Pericom Semiconductor Corp.(a)                               15,024
      3,900      Rudolph Technologies, Inc.(a)                                59,210
      3,700      Semtech Corp.(a)                                             72,742
      5,500      STMicroelectronics NV, ADR (Netherlands)                    117,095
     13,100      Taiwan Semiconductor Manufacturing Co., Ltd.,
                  ADR (Taiwan)(a)                                            119,472
     13,400      Texas Instruments, Inc.                                     310,210
        900      TTM Technologies, Inc.(a)                                     2,844
      6,700      Varian Semiconductor Equipment Associates, Inc.             176,076
                                                                    ----------------
                                                                           2,107,639
-------------------------------------------------------------------------------------
Software  1.6%
      4,200      Adobe Systems, Inc.                                         100,632

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      4,500      Ascential Software Corp.(a)                        $         11,025
      2,600      Aspen Technology, Inc.(a)                                    11,050
      1,700      Bindview Development Corp.(a)                                 1,700
     13,600      BMC Software, Inc.(a)                                       182,920
      4,100      Borland Software Corp.(a)                                    35,506
      2,200      Brio Software, Inc.(a)                                        2,354
      3,700      Catapult Communications Corp.(a)                             46,361
      3,300      Cerner Corp.(a)                                             143,220
      5,600      Entrust, Inc.(a)                                             15,344
      4,200      Henry (Jack) & Associates, Inc.                              59,934
      2,600      HNC Software, Inc.(a)                                        47,034
      5,300      Informatica Corp.(a)                                         36,888
      2,600      Lawson Software, Inc.(a)                                     12,480
      3,100      Micromuse, Inc.(a)                                            9,579
     12,900      Microsoft Corp.(a)                                          618,942
      4,200      National Instruments Corp.(a)                               113,946
      1,800      Precise Software Solutions Ltd.(a)                           22,608
      7,900      Synopsys, Inc.(a)                                           337,883
      8,100      Verity, Inc.(a)                                              90,720
                                                                    ----------------
                                                                           1,900,126
-------------------------------------------------------------------------------------
Specialty Retail  1.4%
      9,900      Bed Bath & Beyond, Inc.(a)                                  306,900
      4,200      Charming Shoppes, Inc.(a)                                    30,576
     12,100      Circuit City Stores-Circuit City Group                      206,305
      1,500      Cost Plus, Inc.(a)                                           36,585
        700      Linens N' Things, Inc.(a)                                    17,045
     11,700      Lowe's Companies, Inc.                                      442,845
      3,300      Movie Gallery, Inc.(a)                                       54,615
        600      Regis Corp.                                                  15,228
     10,200      Tiffany & Co.                                               251,328
     18,600      Toys 'R' Us, Inc.(a)                                        250,728
                                                                    ----------------
                                                                           1,612,155
-------------------------------------------------------------------------------------
Telecommunications  0.1%
     10,000      General Motors Corp. (Class H Stock)(a)                      99,000

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Tobacco  0.5%
      6,700      Loews Corp. - Carolina Group                       $        165,490
      8,300      Philip Morris Companies, Inc.                               382,215
                                                                    ----------------
                                                                             547,705
-------------------------------------------------------------------------------------
Transportation  0.1%
      2,500      Teekay Shipping Corp.                                        85,700
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.1%
     25,900      American Tower Corp. (Class A Stock)(a)                      58,016
-------------------------------------------------------------------------------------
Mutual Fund  0.2%
     15,100      Technology Select Sector SPDR Fund                          216,232
                                                                    ----------------
                 Total common stocks                                      44,795,440
                                                                    ----------------
PREFERRED STOCKS  0.2%
-------------------------------------------------------------------------------------
Cable  0.2%
      3,130      CSC Holdings, Inc. 11.75%                                   156,500
-------------------------------------------------------------------------------------
Merchandising
        350      McLeodUSA, Inc. 2.50%                                         1,278
-------------------------------------------------------------------------------------
Publishing
      1,000      Primedia, Inc. 10.00%                                        32,000
                                                                    ----------------
                 Total preferred stocks                                      189,778
                                                                    ----------------
WARRANTS
        776      McLeodUSA, Inc. expiring 4/16/07                                132
    300,000      United Mexican States, expiring 6/1/04                          300
    300,000      United Mexican States, expiring 6/1/05                           90
    300,000      United Mexican States, expiring 6/1/07                           30
    300,000      United Mexican States, expiring 6/30/06                          90
                                                                    ----------------
                 Total warrants                                                  642
                                                                    ----------------

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
CORPORATE BONDS  24.9%
-------------------------------------------------------------------------------------
Aerospace/Defense
B2              $       20       Alliant Techsystems, Inc., Sr.
                                  Sub. Notes,
                                  8.50%, 5/15/11                      $         20,900
Ba3                     35       Sequa Corp., Sr. Sub Notes,
                                  9.00%, 8/01/09                                34,212
                                                                      ----------------
                                                                                55,112
-------------------------------------------------------------------------------------
Airlines  0.5%
                                 AMR Corp.,
                                  MTN,
B1                       5       10.00%, 4/15/21                                 3,966
B1                     100       10.40%, 3/10/11                                74,000
                                 Notes,
B1                     150       10.55%, 3/12/21                               118,458
                                 Delta Air Lines, Inc., Notes,
Ba3                    200       6.65%, 3/15/04                                180,740
Ba3                     50       7.70%, 12/15/05                                43,870
Ba3                     50       8.30%, 12/15/29                                35,771
                                 Northwest Airlines, Inc., Notes,
B2                      75       7.625%, 3/15/05                                57,000
B2                     100       8.70%, 3/15/07                                 83,000
                                                                      ----------------
                                                                               596,805
-------------------------------------------------------------------------------------
Aluminum  0.2%
Ba3                    235       Century Aluminum Co., Sr. Sec'd.
                                  Notes,
                                  11.75%, 4/15/08                              242,050
Caa1                    25       United States Can Co., Sr. Sub.
                                  Notes,
                                  12.375%, 10/01/10                             20,187
                                                                      ----------------
                                                                               262,237
-------------------------------------------------------------------------------------
Automotive Parts  1.0%
Ba3                     75       American Axle & Manufacturing,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/01/09                                79,875
Baa3                   150       ArvinMeritor, Inc., Notes,
                                  8.75%, 3/01/12                               161,884

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba2             $       15       AutoNation, Inc., Sr. Notes,
                                  9.00%, 8/01/08                      $         15,488
Caa1                    50       Eagle Picher Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.375%, 3/01/08                               38,750
Caa1                   100       Motors & Gears, Inc.,
                                  10.75%, 11/15/06                              94,000
Ba1                    200       Navistar International Corp., Sr.
                                  Notes,
                                  7.00%, 2/01/03                               199,500
Baa2                   500       TRW, Inc., Notes,
                                  8.75%, 5/15/06                               561,930
                                                                      ----------------
                                                                             1,151,427
-------------------------------------------------------------------------------------
Banks  0.2%
Ba2                    150       Sovereign Bancorp, Inc., Sr.
                                  Notes,
                                  10.25%, 5/15/04                              157,500
B1                      30       Western Financial Bank, FSB,
                                  Sub. Cap. Debs.,
                                  8.875%, 8/01/07                               28,951
                                                                      ----------------
                                                                               186,451
-------------------------------------------------------------------------------------
Building & Construction  0.4%
Ba2                     30       Beazer Homes USA, Inc., Sr. Notes,
                                  8.375%, 4/15/12                               29,550
Ba1                    250       D.R. Horton., Inc., Sr. Notes,
                                  7.875%, 8/15/11                              239,375
Ba3                     65       KB Home, Sr. Sub. Notes,
                                  8.625%, 12/15/08                              63,700
B3                     100       Nortek, Inc., Sr. Sub. Notes, Ser.
                                  B,
                                  9.875%, 6/15/11                               99,500
                                                                      ----------------
                                                                               432,125
-------------------------------------------------------------------------------------
Cable  1.0%
B3                      50       Callahan Nordrhein Westfalen,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/05),
                                  16.00%, 7/15/10                                1,250

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Charter Communications Holdings
                                  Sr. Disc. Notes,
B2              $      420       Zero Coupon (until 5/15/06),
                                  11.75%, 5/15/11                     $        136,500
                                 Sr. Notes,
B2                     370       10.00%, 5/15/11                               229,400
B2                      25       10.75%, 10/01/09                               16,000
B3                      75       Coaxial Communications, Inc., Sr.
                                  Notes,
                                  10.00%, 8/15/06                               65,250
B2                     200       CSC Holdings, Inc., Sr. Sub.
                                  Debs.,
                                  10.50%, 5/15/16                              134,000
Caa1                   500       Insight Communications, Inc.,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 2/15/06),
                                  12.25%, 2/15/11                              175,000
Caa1                   100       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/01/05                               87,000
                                 Lin Holdings Corp., Sr. Disc.
                                  Notes,
Caa1                   115       Zero Coupon (until 3/1/03),
                                  10.00%, 3/01/08                              106,950
Caa1                    20       Zero Coupon (until 3/10/03),
                                  10.00%, 3/10/08                               18,600
B3                     125       Paxson Communications Corp.,
                                  Sr. Sub. Notes,
                                  10.75%, 7/15/08                              111,406
B3                      75       Star Choice Communications,
                                  Sr. Sec'd. Notes,
                                  13.00%, 12/15/05                              78,094
                                                                      ----------------
                                                                             1,159,450
-------------------------------------------------------------------------------------
Chemicals  0.8%
B3                      75       Avecia Group PLC, Sr. Notes,
                                  11.00%, 7/01/09                               71,250
Baa3                   125       Ferro Corp., Sr. Notes,
                                  9.125%, 1/01/09                              134,308
                                 Huntsman International LLC,
B3                      65       9.875%, 3/01/09                                65,163

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Gtd. Notes,
Caa1            $      125       10.125%, 7/01/09                     $        110,000
                                 IMC Global, Inc.,
                                  Notes,
Ba2                     35       6.50%, 8/01/03                                 33,998
                                 Sr. Notes, Ser. B,
Ba1                     20       10.875%, 6/01/08                               21,225
Ba1                     40       11.25%, 6/01/11                                42,400
B2                     120       ISP Chemco, Inc., Sr. Sub. Notes,
                                  10.25%, 7/01/11                              117,000
B2                     220       Lyondell Chemical Co., Sr. Sub.
                                  Notes,
                                  10.875%, 5/01/09                             180,400
B3                     175       OM Group, Inc., Sr. Sub. Notes,
                                  9.25%, 12/15/11                              170,625
                                                                      ----------------
                                                                               946,369
-------------------------------------------------------------------------------------
Commercial Services
B2                      50       Iron Mountain, Inc., Gtd. Notes,
                                  8.625%, 4/01/13                               49,125
-------------------------------------------------------------------------------------
Computer Services  0.3%
                                 Amkor Tech, Inc., Sr. Notes,
B1                      85       9.25%, 5/01/06                                 70,125
B1                      50       9.25%, 2/15/08                                 40,750
B1                     100       Echostar Broadband Corp., Sr.
                                  Notes,
                                  10.375%, 10/01/07                             95,250
                                 Unisys Corp., Sr. Notes,
Ba1                    150       7.25%, 1/15/05                                144,750
Ba1                     50       8.125%, 6/01/06                                48,875
                                                                      ----------------
                                                                               399,750
-------------------------------------------------------------------------------------
Containers  0.4%
B3                     100       Berry Plastics Corp., Sr. Sub.
                                  Notes,
                                  10.75%, 7/15/12                              100,750
B2                     100       Greif Brothers Corp., Sr. Sub.
                                  Notes,
                                  8.875%, 8/01/12                               99,000
B2                      85       Radnor Holdings, Inc., Sr. Notes,
                                  10.00%, 12/01/03                              76,500

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $       25       Riverwood International Corp., Sr.
                                  Notes,
                                  10.625%, 8/01/07                    $         25,937
B2                     150       Stone Container Corp., Sr. Notes,
                                  8.375%, 7/01/12                              151,500
                                                                      ----------------
                                                                               453,687
-------------------------------------------------------------------------------------
Electronics  0.3%
Ba2                    215       Flextronics International Ltd.,
                                  9.875%, 7/01/10                              217,150
Ca                      75       Gentek, Inc., Gtd. Notes,
                                  11.00%, 8/01/09(b)                             6,000
Ba3                    100       L-3 Communications Corp.,
                                  Sr. Sub. Notes,
                                  7.625%, 6/15/12                              101,000
Ba3                     75       TNP Enterprises, Inc., Sr. Sub.
                                  Notes,
                                  10.25%, 4/01/10                               73,500
                                                                      ----------------
                                                                               397,650
-------------------------------------------------------------------------------------
Energy  0.7%
                                 Calpine Corp.,
                                  Notes,
B1                     670       8.50%, 2/15/11                                341,700
                                 Sr. Notes,
B1                      50       8.75%, 7/15/07                                 25,000
Baa3                   100       Cogentrix Energy, Inc., Sr. Notes,
                                  8.75%, 10/15/08                              101,667
                                 Mirant Americas Generation LLC,
                                  Sr. Notes,
Ba1                     20       7.20%, 10/01/08                                10,600
Ba1                    100       7.625%, 5/01/06                                55,000
Ba1                    200       8.30%, 5/01/11                                107,000
B2                     140       Stone Energy Corp., Sr. Sub.
                                  Notes,
                                  8.25%, 12/15/11                              140,350
                                                                      ----------------
                                                                               781,317
-------------------------------------------------------------------------------------
Financial Services  3.8%
B3                      10       Actuant Finance Corp., Sr. Sub.
                                  Notes,
                                  13.00%, 5/01/09                               11,400

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
A2              $      200       CIT Group, Inc., Sr. Notes, FRN,
                                  MTN,
                                  2.31%, 4/07/03                      $        199,560
                                 Ford Motor Credit Corp.,
A3                     200       2.69%, 3/08/04                                196,414
A3                     600       7.50%, 3/15/05                                621,018
                                 General Motors Acceptance Corp.,
                                  FRN, MTN,
A2                     700       2.11%, 4/05/04                                682,855
                                 Notes,
A2                   1,000       6.875%, 9/15/11                               988,278
                                 Midland Funding Corp.,
                                  Debs.,
Ba3                     75       13.25%, 7/23/06                                72,406
                                 Sr. Sec'd. Notes, Ser. A,
Ba3                    250       11.75%, 7/23/05                               240,172
A2                     500       National Rural Utilities
                                  Cooperative Finance Corp., Notes,
                                  MTN,
                                  8.00%, 3/01/32                               523,315
Ba3                    100       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/01/10                               71,000
                                 Sprint Capital Corp.,
                                  Gtd. Notes,
Baa3                   150       5.70%, 11/15/03                               134,781
                                 Notes,
Baa3                   600       8.375%, 3/15/12                               465,221
B2                     145       Stone Container Finance Co., Sr.
                                  Notes,
                                  11.50%, 8/15/06                              153,700
B2                      75       UCAR Finance, Inc., Gtd. Notes,
                                  10.25%, 2/15/12                               75,000
                                                                      ----------------
                                                                             4,435,120
-------------------------------------------------------------------------------------
Food & Beverage  0.1%
B3                      40       Agrilink Foods, Inc., Sr. Sub.
                                  Notes,
                                  11.875%, 11/01/08                             41,600
B2                      60       Great Atlantic & Pacific Tea,
                                  Inc., Notes,
                                  7.75%, 4/15/07                                53,400
Ba2                     50       Smithfield Foods, Inc., Sr. Notes,
                                  8.00%, 10/15/09                               50,250
                                                                      ----------------
                                                                               145,250

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Gaming  1.2%
B2              $       20       Argosy Gaming Co., Sr. Sub. Notes,
                                  9.00%, 9/01/11                      $         20,425
B1                      50       Boyd Gaming Corp., Sr. Sub. Notes,
                                  8.75%, 4/15/12                                50,750
                                 Circus Circus Enterprises, Inc.,
                                  Debs.,
Ba2                    100       6.70%, 11/15/96                               101,091
                                 Notes,
Ba2                    100       6.45%, 2/01/06                                 94,500
BPound                  75       Coast Hotels & Casinos, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 4/01/09                                78,000
B3                      40       Hollywood Casino Corp.,
                                  Sr. Sec'd. Notes,
                                  11.25%, 5/01/07                               43,000
Caa1                    70       Hollywood Park, Inc., Sr. Sub.
                                  Notes,
                                  9.25%, 2/15/07                                62,300
B2                      30       Horseshoe Gaming Holding Corp.,
                                  Sr. Sub. Notes,
                                  8.625%, 5/15/09                               30,450
                                 MGM Mirage, Inc.,
                                  Gtd. Notes,
Ba2                    395       9.75%, 6/01/07                                414,750
                                 Sr. Notes,
Ba1                     10       8.50%, 9/15/10                                 10,132
                                 Sr. Sub. Notes,
Ba2                     10       8.375%, 2/01/11                                10,075
Ba3                     25       Mohegan Tribal Gaming Authority,
                                  Sr. Sub. Notes,
                                  8.00%, 4/01/12                                24,750
                                 Park Place Entertainment Corp.,
                                  Sr. Notes,
Ba1                    200       7.50%, 9/01/09                                195,615
                                 Sr. Sub. Notes,
Ba2                     20       9.375%, 2/15/07                                20,725
B2                      50       Premier Parks, Inc., Sr. Notes,
                                  9.75%, 6/15/07                                50,125

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      100       Station Casinos, Inc., Sr. Sub.
                                  Notes,
                                  9.875%, 7/01/10                     $        105,500
Caa1                   125       Venetian Casino Resort LLC, 2nd
                                  Mtge.,
                                  11.00%, 6/15/10                              124,688
                                                                      ----------------
                                                                             1,436,876
-------------------------------------------------------------------------------------
Health Care  1.5%
B2                      75       Alaris Medical Systems, Inc.,
                                  Sr. Sec'd. Notes,
                                  11.625%, 12/01/06                             81,375
B2                      35       Alaris Medical, Inc., Sr. Disc.
                                  Notes,
                                  Zero Coupon, (until 8/1/03),
                                  11.125%, 8/1/08                               28,700
Ba3                    150       Coventry Healthcare, Inc., Sr.
                                  Notes,
                                  8.125%, 2/15/12                              150,188
                                 Hanger Orthopedic Group,
                                  Gtd. Notes,
B2                     125       10.375%, 2/15/09                              126,250
                                 Sr. Sub. Notes,
B3                      10       11.25%, 6/15/09                                 9,900
                                 HCA, Inc.,
                                  Notes, FRN,
Ba1                    200       7.125%, 6/01/06                               208,865
                                 Notes, MTN,
Ba1                    300       6.73%, 7/15/45                                304,750
Ba1                     60       9.00%, 12/15/14                                69,303
Ba2                    375       HealthSouth Corp., Sr. Sub. Notes,
                                  10.75%, 10/01/08                             384,375
Caa1                   125       Magellan Health Services, Inc.,
                                  Sr. Sub Notes,
                                  9.00%, 2/15/08                                51,250
B2                      10       Matria Healthcare, Inc., Sr.
                                  Notes,
                                  11.00%, 5/01/08                                8,700
B2                      50       Rotech Healthcare, Inc., Sr. Sub.
                                  Notes,
                                  9.50%, 4/01/12                                48,500
B3                     100       Select Medical Corp., Sr. Sub.
                                  Notes,
                                  9.50%, 6/15/09                               100,750

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      125       Sybron Dental Specialties, Inc.,
                                  Sr. Sub. Notes,
                                  8.125%, 6/15/12                     $        121,875
B2                      50       Triad Hospitals, Sr. Sub. Notes,
                                  11.00%, 5/15/09                               54,625
                                                                      ----------------
                                                                             1,749,406
-------------------------------------------------------------------------------------
Industrials  0.5%
Ba1                     50       AES Drax Holdings Ltd.,
                                  Sr. Sec'd. Notes,
                                  10.41%, 12/31/20                              37,500
B2                     275       Johnsondiversey, Inc., Sr. Sub.
                                  Notes,
                                  9.625%, 5/15/12                              284,625
B2                     250       United Rentals, Inc., Gtd. Notes,
                                  9.50%, 6/01/08                               226,875
                                                                      ----------------
                                                                               549,000
-------------------------------------------------------------------------------------
Insurance
Caa2                    85       Conseco, Inc., Sr. Notes,
                                  10.75%, 6/15/08                               24,650
-------------------------------------------------------------------------------------
Lodging  0.3%
B2                      65       Extended Stay America, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 6/15/11                               64,675
                                 ITT Corp.,
                                  Debs.,
Ba1                    115       7.375%, 11/15/15                              101,589
                                 Notes,
Ba1                    100       6.75%, 11/15/05                                95,894
Ba1                    100       Starwood Hotels & Resorts
                                  Worldwide, Inc., Notes,
                                  7.375%, 5/01/07                               95,500
                                                                      ----------------
                                                                               357,658
-------------------------------------------------------------------------------------
Manufacturing  0.6%
B2                      65       Applied Extrusion Technologies,
                                  Sr. Notes,
                                  10.75%, 7/01/11                               56,550

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Baa1            $      250       Ford Motor Co., Notes,
                                  7.45%, 7/16/31                      $        224,295
Ba2                     75       JLG Industies, Inc., Sr. Sub.
                                  Notes,
                                  8.375%, 6/15/12                               72,375
B2                     150       Joy Global, Inc., Sr. Sub. Notes,
                                  8.75%, 3/15/12                               149,250
B3                     125       TriMas Corp., Sr. Sub. Notes,
                                  9.875%, 6/15/12                              122,500
Ba2                    100       Tyco International Group SA, Gtd.
                                  Notes,
                                  4.95%, 8/01/03                                90,500
                                                                      ----------------
                                                                               715,470
-------------------------------------------------------------------------------------
Media  1.5%
B1                     125       Alliance Atlantis Communications,
                                  Inc., Sr. Sub. Notes,
                                  13.00%, 12/15/09                             133,906
B2                      30       American Media Operations, Inc.,
                                  Gtd. Notes, Ser. B,
                                  10.25%, 5/01/09                               31,125
Baa1                   250       AOL Time Warner, Inc.,
                                  7.625%, 4/15/31                              188,618
B2                     100       Canwest Media, Inc., Sr. Sub.
                                  Notes,
                                  10.625%, 5/15/11                             100,750
Baa1                   300       Cox Enterprises, Inc., FRN,
                                  2.8125%, 5/01/03                             296,335
Ba3                    125       Entercom Radio, Gtd. Notes,
                                  7.625%, 3/01/14                              125,313
                                 Fox Family Worldwide, Inc.,
                                  Sr. Disc. Notes,
Baa1                   226       10.25%, 11/01/07                              238,659
                                 Sr. Notes,
Baa1                    15       9.25%, 11/01/07                                15,712
B3                      50       Gray Communications Systems, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 12/15/11                               50,250
B2                     250       Mediacom Broadband LLC, Sr. Notes,
                                  11.00%, 7/15/13                              201,250

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $       50       Nextmedia, Inc., Sr. Sub. Notes,
                                  10.75%, 7/01/11                     $         48,750
B3                      50       Primedia, Inc., Sr. Notes,
                                  8.875%, 5/15/11                               36,000
                                 Quebecor Media, Inc.,
                                  Sr. Disc. Notes,
B2                     100       Zero Coupon (until 7/15/06),
                                  13.75%, 7/15/11                               51,250
                                 Sr. Notes,
B2                     100       11.125%, 7/15/11                               88,000
B2                     125       Sinclair Broadcast Group, Inc.,
                                  Gtd. Notes,
                                  8.00%, 3/15/12                               122,188
                                                                      ----------------
                                                                             1,728,106
-------------------------------------------------------------------------------------
Mining  0.3%
B3                     185       Compass Minerals Group, Inc., Gtd.
                                  Sr. Sub. Notes,
                                  10.00%, 8/15/11                              189,625
Ba2                    150       Newmont Yandal Operations Ltd.
                                  (Australia), Sr. Notes,
                                  8.875%, 4/01/08                              152,250
                                 Terex Corp., Sr. Sub. Notes,
B2                      30       9.25%, 7/15/11                                 30,000
B2                      30       10.375%, 4/01/11                               30,600
                                                                      ----------------
                                                                               402,475
-------------------------------------------------------------------------------------
Miscellaneous Services  0.7%
Ba2                    300       Calair Capital Corp., Gtd. Sr.
                                  Notes,
                                  8.125%, 4/01/08                              210,000
B3                      75       Concentra Operating Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  13.00%, 8/15/09                               84,000
Ba2                    200       Fresenius Med. Care Cap Trust,
                                  Gtd. Notes,
                                  7.875%, 2/01/08                              164,000
                                 Service Corp. International, Inc.,
                                  Notes,
B1                     175       6.50%, 3/15/08                                145,250

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Sr. Notes,
B1              $       50       6.00%, 12/15/05                      $         42,750
Ba3                    150       Stena AB (Sweden), Sr. Notes,
                                  8.75%, 6/15/07                               141,750
B2                      20       Sun World International, Inc.,
                                  First Mtge. Notes, Ser. B,
                                  11.25%, 4/15/04                               13,000
                                                                      ----------------
                                                                               800,750
-------------------------------------------------------------------------------------
Networking
Ba3                     40       Nortel Networks Ltd., Notes,
                                  6.125%, 2/15/06                               18,600
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
B1                      65       Xerox Capital Europe PLC, Gtd.
                                  Notes,
                                  5.875%, 5/15/04                               49,400
B1                     100       Xerox Corp., Sr. Notes,
                                  9.75%, 1/15/09                                79,000
                                                                      ----------------
                                                                               128,400
-------------------------------------------------------------------------------------
Oil & Gas  1.1%
Baa2              EUR   90       El Paso Corp.,
                                  7.125%, 5/06/09                               61,766
Baa2            $      150       El Paso Energy Corp., MTN, Sr.
                                  Notes,
                                  7.75%, 1/15/32                               109,500
Caa2                    40       Eott Energy Partners LP, Sr.
                                  Notes,
                                  11.00%, 10/01/09                              23,200
                                 Hanover Equipment, Sr. Sec'd.
                                  Notes,
B1                     200       8.50%, 9/01/08                                168,000
B1                      40       8.75%, 9/01/11                                 33,200
B2                      15       Houston Exploration Co., Sr. Sub.
                                  Notes,
                                  8.625%, 1/01/08                               15,225
B1                      25       Leviathan Gas Pipeline LP,
                                  Sr. Sub Notes,
                                  10.375%, 6/01/09                              24,500
Ba1                    150       Parker & Parsley Petroleum Co.,
                                  Sr. Notes,
                                  8.25%, 8/15/07                               156,624

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B1              $       35       Parker Drilling Co., Sr. Notes,
                                  Ser. D,
                                  9.75%, 11/15/06                     $         35,525
B3                      40       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/01/09                               39,600
B2                       5       Tesoro Petroleum Corp., Ser. B,
                                  9.00%, 7/01/08                                 3,725
                                 The Williams Companies, Inc.,
B1                     500       7.125%, 9/01/11                               230,000
B1                     250       7.50%, 1/15/31                                108,750
Ba2                     55       Transcontinental Gas Pipe Line,
                                  Notes,
                                  8.875%, 9/15/02                               52,991
B1                     155       Vintage Petroleum, Inc., Sr. Sub.
                                  Notes,
                                  9.75%, 6/30/09                               150,350
Ba2                     55       Western Oil Sands, Inc., Sec'd.
                                  Notes,
                                  8.375%, 5/01/12                               53,625
                                                                      ----------------
                                                                             1,266,581
-------------------------------------------------------------------------------------
Paper & Packaging  0.4%
Ba2                     45       Caraustar Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 4/01/11                               44,775
Ca                      20       Doman Industries Ltd. (Canada),
                                  Sr. Notes, Ser. B,
                                  9.25%, 11/15/07                                4,000
Ba1                    105       Georgia-Pacific Corp., Notes,
                                  8.125%, 5/15/11                               91,393
Ba2                     50       Norske Skog Canada Ltd. (Canada),
                                  Sr. Notes,
                                  8.625%, 6/15/11                               50,375
B1                     190       Silgan Holdings, Inc., Sr. Sub.
                                  Debs.,
                                  9.00%, 6/01/09                               192,850
Ba1                     45       Tembec Industries, Inc., Gtd.
                                  Notes,
                                  7.75%, 3/15/12                                42,862
                                                                      ----------------
                                                                               426,255

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
B2              $       50       Bio Rad Labs, Inc., Sr. Sub.
                                  Notes,
                                  11.625%, 2/15/07                    $         55,000
B2                      75       Biovail Corp., Sr. Sub. Notes,
                                  7.875%, 4/01/10                               72,375
                                                                      ----------------
                                                                               127,375
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  1.0%
B3                      25       CB Richard Ellis Services, Inc.,
                                  Sr. Sub. Notes,
                                  11.25%, 6/15/11                               20,250
Ba3                    350       Felcor Suites LP, Gtd. Sr. Notes,
                                  7.375%, 10/01/04                             344,750
Ba3                    185       HMH Properties, Inc., Sr. Notes,
                                  7.875%, 8/01/08                              174,362
Ba3                    150       Host Marriott LP, Sr. Notes, Ser.
                                  H,
                                  9.50%, 1/15/07                               150,563
B1                     100       Intrawest Corp., Sr. Notes,
                                  10.50%, 2/01/10                              103,375
B1                      50       Prime Hospitality Corp., Sr. Sub.
                                  Notes,
                                  8.375%, 5/01/12                               48,250
Ba2                    300       Senior Housing Properties Trust,
                                  Sr. Notes,
                                  8.625%, 1/15/12                              298,500
                                 Ventas Realty LP,
                                  Gtd. Notes,
Ba3                     40       8.75%, 5/01/09                                 40,300
                                 Sr. Notes,
Ba3                     35       9.00%, 5/01/12                                 35,700
                                                                      ----------------
                                                                             1,216,050
-------------------------------------------------------------------------------------
Recreation  0.3%
B3                     150       Regal Cinemas Corp., Sr. Sub.
                                  Notes,
                                  9.375%, 2/01/12                              153,000
Ba2                     30       Royal Caribbean Cruises Ltd.,
                                  Notes,
                                  8.125%, 7/28/04                               28,050

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      165       Sun International Hotels Ltd.,
                                  Sr. Sub. Notes,
                                  8.875%, 8/15/11                     $        166,650
                                                                      ----------------
                                                                               347,700
-------------------------------------------------------------------------------------
Restaurants  0.4%
B3                      60       Carrols Corp., Sr. Sub. Notes,
                                  9.50%, 12/01/08                               58,200
Ba1                    350       Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                              369,250
                                                                      ----------------
                                                                               427,450
-------------------------------------------------------------------------------------
Retail  0.5%
                                 Dillards, Inc., Notes,
Ba3                     50       6.125%, 11/01/03                               49,122
Ba3                     75       6.43%, 8/01/04                                 73,323
Ba3                     75       Dimon, Inc., Sr. Notes,
                                  9.625%, 10/15/11                              77,625
Ba3                    100       JC Penney Co., Inc., Debs.,
                                  7.40%, 4/01/37                                94,250
B2                      45       Resources-Care, Inc., Sr. Notes,
                                  10.625%, 11/15/08                             40,275
                                 Rite Aid Corp., Debs.,
Caa3                    50       6.00%, 12/15/05                                32,750
Caa3                    25       6.875%, 8/15/13                                14,250
Caa3                    25       7.70%, 2/15/27                                 13,000
B1                     150       Saks, Inc., Notes,
                                  7.375%, 2/15/19                              109,500
Ba2                     95       Winn Dixie Stores, Inc., Sr.
                                  Notes,
                                  8.875%, 4/01/08                               95,594
                                                                      ----------------
                                                                               599,689
-------------------------------------------------------------------------------------
Schools  0.1%
B3                      80       Kindercare Learning Center, Inc.,
                                  Sr. Sub Notes,
                                  9.50%, 2/15/09                                76,000

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Semiconductors  0.1%
B2              $       45       Fairchild Semiconductor Corp.,
                                  Sr. Sub. Notes,
                                  10.50%, 2/01/09                     $         47,925
B3                      40       ON Semiconductor Corp., Gtd.
                                  Notes,
                                  12.00%, 5/15/08                               32,600
                                                                      ----------------
                                                                                80,525
-------------------------------------------------------------------------------------
Steel  0.3%
B1                     125       AK Steel Corp., Sr. Notes,
                                  7.75%, 6/15/12                               125,000
B1                     165       Oregon Steel Mills, Inc., First
                                  Mtge.,
                                  10.00%, 7/15/09                              167,475
B2                      40       Steel Dynamics, Inc., Sr. Notes,
                                  9.50%, 3/15/09                                41,000
Ba3                     25       United States Steel LLC, Sr.
                                  Notes,
                                  10.75%, 8/01/08                               26,000
                                                                      ----------------
                                                                               359,475
-------------------------------------------------------------------------------------
Telecommunications  2.9%
Caa1                    35       American Tower Corp., Sr. Notes,
                                  9.375%, 2/01/09                               18,550
                                 AT&T Corp.,
                                  Notes,
Baa2                    45       7.75%, 3/01/07                                 41,533
                                 Sr. Notes,
Baa2                   500       8.00%, 11/15/31                               410,000
Baa2                   250       AT&T Wireless Services, Inc., Sr.
                                  Notes,
                                  7.875%, 3/01/11                              188,750
B3                     115       Crown Castle International Corp.,
                                  Sr. Notes,
                                  10.75%, 8/01/11                               77,625
Baa1                   500       Deutsche Telekom Inernational
                                  Finance BV (Netherlands),
                                  9.25%, 6/01/32                               515,355
B3                      10       Dobson Communications Corp.,
                                  Sr. Notes,
                                  10.875%, 7/01/10                               6,425

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B1              $      300       Echostar DBS Corp., Sr. Notes,
                                  9.125%, 1/15/09                     $        276,000
B3                      40       Fairpoint Communications, Inc.,
                                  Sr. Sub. Notes,
                                  12.50%, 5/01/10                               35,600
Baa3                   500       France Telecom SA, (France),
                                  Notes,
                                  9.00%, 3/01/31                               497,310
Caa3                    20       Level 3 Communications, Inc.,
                                  Sr. Disc. Notes, Zero Coupon
                                  (until 12/1/03),
                                  10.50%, 12/01/08                               8,300
Ca                      58       Netia Holdings BV, (Poland), Gtd.
                                  Sr. Disc. Notes,
                                  11.25%, 11/01/07(b)                            9,280
                                 Nextel Communications, Inc.,
                                  Sr. Disc. Notes,
B3                     520       Zero Coupon (until 9/15/02),
                                  10.65%, 9/15/07                              356,850
                                 Sr. Notes,
B3                      15       9.375%, 11/15/09                                9,825
Ca                      50       NTL Communications Corp., Sr.
                                  Notes, Zero Coupon (until
                                  10/1/03),
                                  12.375%, 10/01/08                              6,500
Ba3                     85       Panamsat Corp., Notes,
                                  8.50%, 2/01/12                                77,775
                                 Qwest Capital Funding, Inc.,
                                 Gtd. Notes,
B2                     300       7.00%, 8/03/09                                117,000
B2                     695       7.90%, 8/15/10                                271,050
                                 Notes,
B2                     160       7.25%, 2/15/11                                 62,400
                                 Qwest Corp., Notes,
Ba3                     40       7.20%, 11/01/04                                32,400
Ba3                    250       8.875%, 3/15/12                               197,500
Ba3                     35       Rogers Wireless, Inc., Sr. Sec'd.
                                  Notes,
                                  9.625%, 5/01/11                               22,050

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Tritel PCS, Inc., Sr. Sub. Disc.
                                  Notes, Zero Coupon (until
                                  5/15/04),
Baa2            $       33       10.375%, 1/15/11                     $         27,885
Baa2                    36       12.75%, 5/15/09                                26,280
Baa2                    78       Voicestream Wireless Corp., Sr.
                                  Disc. Notes, Zero Coupon (until
                                  11/15/04),
                                  11.875%, 11/15/09                             56,160
                                                                      ----------------
                                                                             3,348,403
-------------------------------------------------------------------------------------
Utilities  0.9%
Ba3                    140       AES Corp., Sr. Notes,
                                  9.375%, 9/15/10                               54,600
A3                     400       Commonwealth Edison Co., First
                                  Mtge.,
                                  7.375%, 9/15/02                              402,056
B1                      15       El Paso Energy Partners LP,
                                  Sr. Sub. Notes,
                                  8.50%, 6/01/11                                13,950
Baa3                   400       Limestone Electron Trust, Notes,
                                  8.625%, 3/15/03                              320,000
Baa2                   100       Reliant Energy Mid Atlantic, Ser.
                                  C,
                                  9.681%, 7/02/26                               89,278
                                 Western Resources, Inc., Notes,
Ba2                     30       6.25%, 8/15/03                                 28,454
Ba1                    130       7.875%, 5/01/07                               122,259
                                                                      ----------------
                                                                             1,030,597
-------------------------------------------------------------------------------------
Waste Management  0.4%
                                 Allied Waste of North America,
                                  Inc.,
                                  Sr. Notes,
Ba3                     50       7.375%, 1/01/04                                48,250
Ba3                    150       7.875%, 1/01/09                               134,250
Ba3                    295       8.50%, 12/01/08                               269,925
                                                                      ----------------
                                                                               452,425
                                                                      ----------------
                                 Total corporate bonds                      29,121,791
                                                                      ----------------

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS  0.4%
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments
Ba3             $       40       Solectron Corp.,
                                  Zero Coupon, 5/08/20                $         23,300
-------------------------------------------------------------------------------------
Financial Services  0.4%
A2                EUR  500       Hellenic Finance Corp.,
                                  2.00%, 7/15/03                               498,788
-------------------------------------------------------------------------------------
Telecommunications
Ba3             $       10       Nortel Networks Corp., Gtd. Sr.
                                  Notes,
                                  4.25%, 9/01/08                                 3,863
                                                                      ----------------
                                 Total convertible bonds                       525,951
                                                                      ----------------
MORTGAGE-RELATED SECURITIES  4.0%
Aaa                    565       Bear Stearns Mortgage Securities,
                                  Inc., Ser. 1997-7, Class A-9,
                                  7.00%, 2/25/28                               598,080
A3                     201       Korea Asset Funding Ltd., Ser.
                                  2000-1A, Class 1, 4.01%, 2/10/09             206,136
AAAPound               465       Mellon Residental Funding Corp.,
                                  Ser. 1999, Class A-3,
                                  6.58%, 7/25/29                               466,457
Aaa                    500       Nationslink Funding Corp., Ser.
                                  1999-SI, Class A-3,
                                  6.297%, 11/10/30                             514,279
                                 PNC Mortgage Securities Corp.,
                                  Ser. 1995-2, Class A-4,
Aa1                    106       6.75%, 6/25/16                                107,249
                                 Ser. 1999-8, Class I A-5,
AAAPound               494       7.25%, 10/25/29                               516,148
AAAPound               707       Residential Funding Mortgage,
                                  Inc.,
                                  Ser. 1997 S-19, Class A-3,
                                  6.50%, 12/25/12                              728,801

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's         Principal
Rating          Amount
(Unaudited)     (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Aaa             $      852       Vendee Mortgage Trust, Ser.
                                  2000-1, Class 1A,
                                  6.83336%, 1/15/30                   $        905,512
AAAPound               438       Washington Mutual, Ser. 1999-WM1,
                                  Class M1,
                                  6.5779%, 10/19/39                            458,822
Aaa                    133       Washington Mutual Mortgage
                                  Security, Ser. 2001-3, Class
                                  2A-1,
                                  6.75%, 5/25/31                               134,526
                                                                      ----------------
                                 Total mortgage-related securities           4,636,010
                                                                      ----------------

FOREIGN GOVERNMENT SECURITIES  11.5%

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
               Government of Germany,
   EUR   603   4.25%, 3/14/03                                               594,267
       3,116   4.75%, 12/13/02                                            3,068,733
       1,700   5.25%, 7/04/10                                             1,730,881
       5,000   5.25%, 1/04/11                                             5,071,218
       1,400   5.375%, 1/04/10                                            1,437,098
               Government of Panama,
$        400   9.625%, 2/08/11                                              382,000
               Republic of Brazil,
         750   11.00%, 1/11/12                                              337,500
         308   Ser. C,
                8.00%, 4/15/14                                              158,944
         400   Republic of Peru,
                9.125%, 2/21/12                                             323,000
         300   United Mexican States,
                6.25%, 12/31/19                                             279,000
                                                                   ----------------
               Total foreign government securities                       13,382,641
                                                                   ----------------

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS  1.7%
$        400   Chicago G.O., Ser. 2001-A,
                5.00%, 1/01/41                                     $        385,772
         200   Georgia St., Rd. & Twy. Auth. Rev.,
                5.00%, 3/01/21                                              203,420
         500   Long Island College Hosp., Rev., FHA Mtge., Ser.
                B,
                8.90%, 8/15/30                                              538,300
         400   San Antonio Water Rev.,
                5.00%, 5/15/25                                              393,820
         400   South Carolina St. Hwy., Ser. B,
                5.00%, 4/01/17                                              419,512
                                                                   ----------------
               Total municipal bonds                                      1,940,824
                                                                   ----------------
SOVEREIGN BONDS  0.2%
         200   State of Qatar,
                9.75%, 6/15/30                                              246,500
U.S. GOVERNMENT AGENCY AND SECURITIES  16.5%
               Federal Home Loan Mortgage Corp.,
          59   4.849%, 8/01/23                                               60,375
         866   10.00%, 5/15/20                                              913,326
               Federal National Mortgage Association,
         315   4.49%, 5/01/36                                               319,767
         505   5.00%, 4/01/14                                               508,215
         214   6.50%, 9/01/05                                               220,539
       2,000   6.50%, 8/31/13 TBA                                         2,081,880
         764   7.50%, 1/01/32                                               804,857
         220   8.00%, 8/25/22                                               238,821
               Government National Mortgage Association,
       2,500   6.00%, 11/30/29 TBA                                        2,518,750
       4,500   6.50%, 6/30/29 TBA                                         4,635,000
          44   6.75%, 9/20/22                                                45,172
       1,000   7.00%, 3/31/28 TBA                                         1,044,380
         171   7.50%, 8/15/31                                               180,742
         996   8.50%, 2/20/30 - 6/15/30                                   1,064,505
               United States Treasury Bonds,
         100   7.50%, 11/15/16                                              123,613
          20   8.125%, 8/15/19                                               26,284
         400   12.00%, 8/15/13                                              571,184

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
               United States Treasury Notes,
$      2,400   5.75%, 11/15/05                                     $      2,610,552
         500   6.625%, 5/15/07                                              568,905
         200   6.75%, 5/15/05                                               221,600
       1,000   United States Treasury Strips,
                Zero Coupon, 2/15/15                                        513,920
                                                                   ----------------
               Total U.S. government agency and securities               19,272,387
                                                                   ----------------
               Total long-term investments (cost $121,966,683)          114,111,964
                                                                   ----------------
SHORT-TERM INVESTMENTS  17.6%
U.S. GOVERNMENT AGENCY AND SECURITIES  0.8%
         800   Federal Home Loan Bank,
                1.68%, 10/22/02                                             796,939
               United States Treasury Bills,
          45   1.58%, 11/29/02(c)                                            44,750
          15   1.63%, 8/15/02(c)                                             14,990
          10   1.7335%, 8/15/02(c)                                            9,994
          70   1.74%, 8/15/02                                                69,956
                                                                   ----------------
               Total U.S. government agency and securities                  936,629
                                                                   ----------------
COMMERCIAL PAPER  0.8%
         700   ABN-Amro Bank NA,
                1.77%, 9/16/02                                              698,417
         200   Danske Corp.,
                1.77%, 8/14/02                                              199,872
                                                                   ----------------
               Total commercial paper                                       898,289
                                                                   ----------------
REPURCHASE AGREEMENTS  13.1%
      15,108   Joint Repurchase Agreement Account,
                1.85%, 8/1/02; Note 6                                    15,108,000

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
$        139   State Street Bank & Trust Co.,
                0.25%, dated 7/31/02, due 8/1/02 in the amount
                of $139,001 (cost $139,000; collateralized by
                $90,000 US Treasury Bill, 10.625% due 8/15/15,
                approximate value of collateral including
                accrued interest $142,254)                         $        139,000
                                                                   ----------------
               Total repurchase agreements                               15,247,000
                                                                   ----------------
Shares
-----------------------------------------------------------------------------------
Mutual Fund  2.9%
   3,417,133   Prudential Core Investment Fund--Taxable Money
                Market Series; Note 3                                     3,417,133
                                                                   ----------------
               Total short-term investments (cost $20,499,049)           20,499,051
                                                                   ----------------
               Total investments, before outstanding options
                written  115.3%
                (cost $142,465,732; Note 5)                             134,611,015
                                                                   ----------------
OUTSTANDING CALL OPTIONS WRITTEN  (0.1%)
Contracts
-----------------------------------------------------------------------------------
     (1,300)   MedImmune, Inc., expiring 8/25/02 @ $25                       (5,200)
    (22,000)   United States Treasury Notes, expiring 8/25/02 @
                $108                                                        (61,532)
                                                                   ----------------
               Total outstanding options written (premiums
                received $27,494)                                           (66,732)
                                                                   ----------------
               Total investments, net of outstanding options
                written  115.2%
                (cost $142,438,238)                                     134,544,283
               Liabilities in excess of other assets  (15.2%)           (17,799,684)
                                                                   ----------------
               Net Assets  100%                                    $    116,744,599
                                                                   ----------------
                                                                   ----------------

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) Pledged as initial margin on financial futures contracts.
Pound S&P rating.
AB--Aktiebolag (Swedish Stock Company).
ADR--American Depository Receipt.
BV--Besloten Vennootschap (Belgian or Dutch Limited Liability Company).
FHA--Federal Housing Administration.
FRN--Floating Rate Note.
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium-Term Note.
NV--Naamloze Vennootschap (Belgian or Dutch Company).
PLC--Public Limited Company.
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
TBA--To Be Announced.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $142,465,732)                           $ 134,611,015
Foreign currency, at value (cost $26,850)                                  26,517
Cash                                                                      146,881
Receivable for investments sold                                        10,507,264
Interest and dividends receivable                                       1,275,203
Receivable for Fund shares sold                                           647,991
Unrealized appreciation on forward foreign currency contracts              88,219
Due from broker--variation margin                                          16,425
                                                                    -------------
      Total assets                                                    147,319,515
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      29,866,090
Payable for Fund shares reacquired                                        368,096
Accrued expenses and other liabilities                                    109,526
Distribution fee payable                                                   83,867
Management fee payable                                                     73,820
Outstanding options written (premium received $27,494)                     66,732
Deferred trustees' fees payable                                             6,721
Foreign withholding tax payable                                                64
                                                                    -------------
      Total liabilities                                                30,574,916
                                                                    -------------
NET ASSETS                                                          $ 116,744,599
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      13,278
   Paid-in capital in excess of par                                   131,180,491
                                                                    -------------
                                                                      131,193,769
   Overdistribution of net investment income                             (161,730)
   Accumulated net realized loss on investments                        (6,460,732)
   Net unrealized depreciation on investments and foreign
      currency                                                         (7,826,708)
                                                                    -------------
Net assets, July 31, 2002                                           $ 116,744,599
                                                                    -------------
                                                                    -------------

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($20,233,784
      / 2,297,157 shares of beneficial interest issued and
      outstanding)                                                          $8.81
   Maximum sales charge (5% of offering price)                                .46
                                                                    -------------
   Maximum offering price to public                                         $9.27
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($68,841,487 / 7,832,999 shares of beneficial
      interest issued and outstanding)                                      $8.79
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($25,419,282
      / 2,892,328 shares of beneficial interest issued and
      outstanding)                                                          $8.79
   Sales charge (1% of offering price)                                        .09
                                                                    -------------
   Offering price to public                                                 $8.88
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,250,046 / 255,470 shares of beneficial interest
      issued and outstanding)                                               $8.81
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    July 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $   4,193,641
   Dividends (net of foreign withholding taxes of $2,250)                 419,409
                                                                    -------------
      Total income                                                      4,613,050
                                                                    -------------
Expenses
   Management fee                                                         797,055
   Distribution fee--Class A                                               46,035
   Distribution fee--Class B                                              677,361
   Distribution fee--Class C                                              183,505
   Custodian's fees and expenses                                          355,000
   Transfer agent's fees and expenses                                     113,000
   Registration fees                                                       73,000
   Reports to shareholders                                                 70,000
   Audit fee                                                               27,000
   Trustees' fees and expenses                                             15,000
   Legal fees                                                               8,000
   Miscellaneous                                                            2,825
                                                                    -------------
      Total expenses                                                    2,367,781
                                                                    -------------
Net investment income                                                   2,245,269
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                             (5,555,195)
   Financial futures transactions                                         164,551
   Foreign currency transactions                                         (323,888)
                                                                    -------------
                                                                       (5,714,532)
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         (8,745,432)
   Financial futures contracts                                            158,163
   Foreign currencies                                                      14,088
   Options written                                                        (39,238)
                                                                    -------------
                                                                       (8,612,419)
                                                                    -------------
Net gain (loss) on investments                                        (14,326,951)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (12,081,682)
                                                                    -------------
                                                                    -------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Statement of Changes in Net Assets

                                                         Year Ended July 31,
                                                     ---------------------------
                                                         2002           2001`
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                             $  2,245,269    $ 2,463,855
   Net realized loss on investment and foreign
      currency transactions                            (5,714,532)      (767,154)
   Net change in unrealized
      appreciation/(depreciation) of investments
      and foreign currencies                           (8,612,419)    (1,250,568)
                                                     ------------    -----------
   Net increase (decrease) in net assets resulting
      from operations                                 (12,081,682)       446,133
                                                     ------------    -----------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                            (487,140)      (576,487)
      Class B                                          (1,273,463)    (1,619,314)
      Class C                                            (365,244)      (390,857)
      Class Z                                             (50,160)       (42,134)
                                                     ------------    -----------
                                                       (2,176,007)    (2,628,792)
                                                     ------------    -----------
   Distributions from net realized gains on
      investment transactions
      Class A                                                  --     (1,148,585)
      Class B                                                  --     (3,624,125)
      Class C                                                  --       (860,929)
      Class Z                                                  --        (57,520)
                                                     ------------    -----------
                                                               --     (5,691,159)
                                                     ------------    -----------
Fund share transactions (net of share conversions)
   (Note 7)
   Net proceeds from shares sold                       57,975,450     41,841,390
   Net asset value of shares issued in
      reinvestment of dividends and distributions       2,056,625      7,966,952
   Cost of shares reacquired                          (24,025,014)   (17,063,782)
                                                     ------------    -----------
   Net increase in net assets from Fund share
      transactions                                     36,007,061     32,744,560
                                                     ------------    -----------
Total increase                                         21,749,372     24,870,742
NET ASSETS
Beginning of year                                      94,995,227     70,124,485
                                                     ------------    -----------
End of year                                          $116,744,599    $94,995,227
                                                     ------------    -----------
                                                     ------------    -----------

    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Growth Fund (the 'Fund'), Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Conservative Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Pacific Investment Management Company, Franklin Advisers, Inc. and EARNEST Partners LLC are the Fund's 'Advisers'.

      The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    54

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the
                                                                          55

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in the Statement of Assets and Liabilities. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is
    56

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the year ended July 31, 2002 resulted in a decrease to net investment income of $4,301, a decrease of realized capital losses of $5,661 and an increase of unrealized depreciation of $1,360. The cumulative adjustment upon adoption through July 31, 2001 resulted in a decrease in accumulated net investment income of $3,311 and a decrease to net unrealized depreciation on investments of $3,311.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option.
                                                                          57

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options, future contracts and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C
    58

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2002.

      PIMS has advised the Fund that it has received approximately $190,400 and $77,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2002.

      PIMS has advised the Fund that for the year ended July 31, 2002, it has received approximately $166,400 and $11,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended July 31, 2002 the amounts of the commitment were as follows: $500 million from August 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2002, the Fund incurred fees of approximately $91,000 for the
                                                                          59

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

services of PMFS. As of July 31, 2002 approximately $9,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the year ended July 31, 2002 was $7,600 and is incurred in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended July 31, 2002, the Fund earned $4,400 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2002 aggregated $382,888,055 and $359,472,674, respectively.

      At July 31, 2002 the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                                Value at        Value at
Foreign Currency                July 31,     Settlement Date
 Sale Contract                    2002         Receivable        Appreciation
----------------------------   ----------    ---------------    --------------
EUR 5,084,000,
  expiring 8/14/02             $4,981,260      $ 5,069,479         $ 88,219
                               ----------    ---------------    --------------
                               ----------    ---------------    --------------

      During the year ended July 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at July 31, 2002 are as follows:

                                                             Value at       Value at        Unrealized
Number of                                    Expiration      July 31,        Trade         Appreciation/
Contracts                Type                   Date           2002           Date        (Depreciation)
---------     ---------------------------    ----------     ----------     ----------     ---------------
                    Long Positions:
    11                Eurodollars            Mar. 03        $2,693,075     $2,628,725        $  64,350
     5                Eurodollars            Jun. 03         1,219,313      1,193,688           25,625
    20         5 yr U.S. Treasury Notes      Sept. 02        2,206,563      2,116,875           89,688

    60

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

                                                             Value at       Value at        Unrealized
Number of                                    Expiration      July 31,        Trade         Appreciation/
Contracts                Type                   Date           2002           Date        (Depreciation)
---------     ---------------------------    ----------     ----------     ----------     ---------------
                    Short Position:
     4            U.S. Treasury Bond         Sept. 02       $  423,750     $  403,313        $ (20,437)
     2         10 yr U.S. Treasury Notes     Sept. 02          221,219        220,156           (1,063)
                                                                                          ---------------
                                                                                             $ 158,163
                                                                                          ---------------
                                                                                          ---------------

      Transactions in options written during the year ended July 31, 2002 were as follows:
                                                 Number of          Premiums
                                                 Contracts          Received
                                                 ----------         ---------
Options outstanding as of July 31, 2001                  --               --
Options written                                          35          $27,494
Options expired                                          --               --
                                                 ----------         ---------
Options outstanding as of July 31, 2002                  35          $27,494
                                                 ----------         ---------
                                                 ----------         ---------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

      For the year ended July 31, 2002, the adjustments were to decrease undistributed net investment income and accumulated net realized loss by $142,505, due to the federal income tax treatment of net foreign exchange losses and certain other differences between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended July 31, 2002, the tax character of total dividends paid of $2,176,007 was ordinary income.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of July 31, 2002 were as follows:
                                                                          61

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

                                               Other Cost       Total Net
                                                 Basis          Unrealized
 Tax Basis   Appreciation     Depreciation     Adjustments      Depreciation
 ---------   ------------     ------------     ------------     ------------
$143,447,795 $ 2,991,624      $ 11,828,404     $ (181,855)      $ 9,018,635

      The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables, payables and swaps.

      As of July 31, 2002, the accumulated undistributed earnings on a tax basis were $105,012. This differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $178,500 and other cumulative timing differences. For federal income tax purposes, the Fund has a capital loss carryforward as of July 31, 2002 of approximately $77,000 of which $17,600 expires in 2009 and $59,400 expires in 2010. In addition, as of July 31, 2002, the Fund will elect to treat net capital losses of approximately $5,280,000 and net foreign currency losses of $178,500 incurred in the nine month period ended July 31, 2002 as having been incurred in the next fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2002, the Fund had a 3.74% undivided interest in the joint account. The undivided interest for the Fund represents $15,108,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Greenwich Capital Markets, Inc., 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,800,242.

      UBS Warburg, 1.85%, in the principal amount of $100,000,000, repurchase price $100,005,138, due 8/1/02. The value of the collateral including accrued interest was $102,001,222.
    62

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

      Bank of America Securities, LLC, 1.85%, in the principal amount of $123,884,000, repurchase price $123,890,366, due 8/1/02. The value of the collateral including accrued interest was $126,400,393.

      J.P. Morgan Chase, 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,802,009.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended July 31, 2002:
Shares sold                                                   1,113,546    $ 10,751,835
Shares issued in reinvestment of dividends and
  distributions                                                  48,420         461,205
Shares reacquired                                              (619,791)     (5,938,289)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    542,175       5,274,751
Shares issued upon conversion from Class B                       71,086         675,623
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   613,261    $  5,950,374
                                                             ----------    ------------
                                                             ----------    ------------
Year ended July 31, 2001:
Shares sold                                                     526,047    $  5,460,468
Shares issued in reinvestment of dividends and
  distributions                                                 167,430       1,659,110
Shares reacquired                                              (459,254)     (4,715,631)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    234,223       2,403,947
Shares issued upon conversion from Class B                      136,971       1,400,032
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   371,194    $  3,803,979
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          63

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Notes to Financial Statements Cont'd.

Class B                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended July 31, 2002:
Shares sold                                                   2,835,534    $ 27,361,791
Shares issued in reinvestment of dividends and
   distributions                                                127,911       1,217,083
Shares reacquired                                            (1,321,979)    (12,590,473)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,641,466      15,988,401
Shares issued upon conversion into Class A                      (70,832)       (675,623)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,570,634    $ 15,312,778
                                                             ----------    ------------
                                                             ----------    ------------
Year ended July 31, 2001:
Shares sold                                                   2,768,777    $ 28,390,731
Shares issued in reinvestment of dividends and
   distributions                                                510,312       5,039,906
Shares reacquired                                              (845,336)     (8,664,381)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  2,433,753      24,766,256
Shares issued upon conversion into Class A                     (137,334)     (1,400,032)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 2,296,419    $ 23,366,224
                                                             ----------    ------------
                                                             ----------    ------------
Class C
----------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                   1,848,621    $ 17,765,124
Shares issued in reinvestment of dividends and
  distributions                                                  34,760         329,476
Shares reacquired                                              (464,216)     (4,430,701)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                 1,419,165    $ 13,663,899
                                                             ----------    ------------
                                                             ----------    ------------
Year ended July 31, 2001:
Shares sold                                                     669,736    $  6,832,248
Shares issued in reinvestment of dividends and
  distributions                                                 118,345       1,169,251
Shares reacquired                                              (337,274)     (3,462,746)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   450,807    $  4,538,753
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                     217,692    $  2,096,700
Shares issued in reinvestment of dividends and
   distributions                                                  5,141          48,861
Shares reacquired                                              (111,230)     (1,065,551)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   111,603    $  1,080,010
                                                             ----------    ------------
                                                             ----------    ------------
Year ended July 31, 2001:
Shares sold                                                     113,224    $  1,157,943
Shares issued in reinvestment of dividends and
   distributions                                                  9,991          98,685
Shares reacquired                                               (22,001)       (221,024)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   101,214    $  1,035,604
                                                             ----------    ------------
                                                             ----------    ------------

                                                        ANNUAL REPORT
                                                        JULY 31, 2002
            PRUDENTIAL
            CONSERVATIVE GROWTH FUND
--------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                  July 31, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $   9.95
                                                                   ----------
Income from investment operations
Net investment income                                                     .26
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.15)
                                                                   ----------
      Total from investment operations                                   (.89)
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.25)
Distributions from net realized capital gains                              --
                                                                   ----------
      Total dividends and distributions                                  (.25)
                                                                   ----------
Net asset value, end of period                                       $   8.81
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b)                                                         (9.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 20,234
Average net assets (000)                                             $ 18,414
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.37%
   Net investment income                                                 2.71%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                338%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and decrease the ratio of net investment income from 2.72% to 2.71%. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.
    66                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                 Class A
--------------------------------------------------------------------------
         Year Ended July 31,
-------------------------------------        November 18, 1998(a)
      2001                 2000             Through July 31, 1999
--------------------------------------------------------------------------
    $  11.06             $  10.36                  $  10.00
    --------             --------                  --------
         .37                  .37                       .19
        (.30)                 .82                       .35
    --------             --------                  --------
         .07                 1.19                       .54
    --------             --------                  --------
        (.36)                (.37)                     (.18)
        (.82)                (.12)                       --
    --------             --------                  --------
       (1.18)                (.49)                     (.18)
    --------             --------                  --------
    $   9.95             $  11.06                  $  10.36
    --------             --------                  --------
    --------             --------                  --------
        1.00%               11.73%                     5.34%
    $ 16,760             $ 14,514                  $  9,097
    $ 15,985             $ 12,535                  $  6,157
        1.72%                1.73%                     1.92%(c)
        1.47%                1.48%                     1.67%(c)
        3.61%                3.46%                     2.69%(c)
         334%                 244%                      180%

    See Notes to Financial Statements                                     67

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                  July 31, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $   9.93
                                                                   ----------
Income from investment operations
Net investment income                                                     .19
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.15)
                                                                   ----------
      Total from investment operations                                   (.96)
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.18)
Distributions from net realized capital gains                              --
                                                                   ----------
      Total dividends and distributions                                  (.18)
                                                                   ----------
Net asset value, end of period                                       $   8.79
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b)                                                         (9.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 68,841
Average net assets (000)                                             $ 67,736
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.37%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.37%
   Net investment income                                                 1.97%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.
    68                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                 Class B
--------------------------------------------------------------------------
         Year Ended July 31,
-------------------------------------        November 18, 1998(a)
      2001                 2000             Through July 31, 1999
--------------------------------------------------------------------------
    $  11.05             $  10.35                  $  10.00
    --------             --------                  --------
         .29                  .29                       .14
        (.29)                 .82                       .34
    --------             --------                  --------
          --                 1.11                       .48
    --------             --------                  --------
        (.30)                (.29)                     (.13)
        (.82)                (.12)                       --
    --------             --------                  --------
       (1.12)                (.41)                     (.13)
    --------             --------                  --------
    $   9.93             $  11.05                  $  10.35
    --------             --------                  --------
    --------             --------                  --------
          34%               10.89%                     4.77%
    $ 62,177             $ 43,838                  $ 30,235
    $ 52,433             $ 36,574                  $ 19,308
        2.47%                2.48%                     2.67%(c)
        1.47%                1.48%                     1.67%(c)
        2.84%                2.70%                     1.94%(c)

    See Notes to Financial Statements                                     69

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                  July 31, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $   9.93
                                                                   ----------        ---
Income from investment operations
Net investment income                                                     .19
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.15)
                                                                   ----------
      Total from investment operations                                   (.96)
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.18)
Distributions from net realized capital gains                              --
                                                                   ----------
      Total dividends and distributions                                  (.18)
                                                                   ----------
Net asset value, end of period                                       $   8.79
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b)                                                         (9.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 25,419
Average net assets (000)                                             $ 18,350
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.37%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.37%
   Net investment income                                                 1.97%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) per share by less than $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.
    70                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                 Class C
--------------------------------------------------------------------------
         Year Ended July 31,
-------------------------------------        November 18, 1998(a)
      2001                 2000             Through July 31, 1999
--------------------------------------------------------------------------
    $  11.05             $  10.35                  $  10.00
    --------             --------                  --------
         .29                  .28                       .14
        (.29)                 .83                       .34
    --------             --------                  --------
          --                 1.11                       .48
    --------             --------                  --------
        (.30)                (.29)                     (.13)
        (.82)                (.12)                       --
    --------             --------                  --------
       (1.12)                (.41)                     (.13)
    --------             --------                  --------
    $   9.93             $  11.05                  $  10.35
    --------             --------                  --------
    --------             --------                  --------
         .34%               10.89%                     4.77%
    $ 14,626             $ 11,301                  $ 14,035
    $ 12,763             $ 12,954                  $ 12,039
        2.47%                2.48%                     2.67%(c)
        1.47%                1.48%                     1.67%(c)
        2.84%                2.63%                     1.91%(c)

    See Notes to Financial Statements                                     71

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                  July 31, 2002*
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                                 $   9.95
                                                                   ----------
Income from investment operations
Net investment income                                                     .28
Net realized and unrealized gain (loss) on investments and
   foreign currencies                                                   (1.14)
                                                                   ----------
      Total from investment operations                                   (.86)
                                                                   ----------
Less distributions
Dividends from net investment income                                     (.28)
Distributions from net realized capital gains                              --
                                                                   ----------
      Total dividends and distributions                                  (.28)
                                                                   ----------
Net asset value, end of period                                       $   8.81
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b)                                                         (8.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  2,250
Average net assets (000)                                             $  1,773
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.37%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.37%
   Net investment income                                                 2.96%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
* Effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended July 31, 2002 was to decrease net investment income and increase net realized and unrealized gains per share by $.005 and no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to July 31, 2002 have not been restated to reflect this change in presentation.
    72                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Financial Highlights Cont'd.

                                 Class Z
--------------------------------------------------------------------------
         Year Ended July 31,
-------------------------------------        November 18, 1998(a)
      2001                 2000             Through July 31, 1999
--------------------------------------------------------------------------
    $  11.05             $  10.37                  $  10.00
    --------             --------                  --------
         .38                  .35                       .21
        (.28)                 .85                       .35
    --------             --------                  --------
         .10                 1.20                       .56
    --------             --------                  --------
        (.38)                (.40)                     (.19)
        (.82)                (.12)                       --
    --------             --------                  --------
       (1.20)                (.52)                     (.19)
    --------             --------                  --------
    $   9.95             $  11.05                  $  10.37
    --------             --------                  --------
    --------             --------                  --------
        1.30%               11.84%                     5.58%
    $  1,432             $    471                  $ 20,843
    $    949             $ 12,354                  $ 38,460
        1.47%                1.48%                     1.67%(c)
        1.47%                1.48%                     1.67%(c)
        3.78%                3.30%                     2.89%(c)

    See Notes to Financial Statements                                     73

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Asset Allocation Funds--
Strategic Partners Conservative Growth Fund

In our opinion, the accompanying Statement of Assets and Liabilities, including the portfolio of investments, and the related Statements Of Operations and of Changes in Net Assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners Conservative Growth Fund (the 'Fund') at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2002
    74

      Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Federal Income Tax Information

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2002, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.25, $.18, $.18 and $.28 per share, of ordinary income, which is taxable as such, respectively. Further, we wish to advise you that 16.84% of the ordinary income dividends paid in the fiscal year ended July 31, 2002 qualified for the corporate dividend received deduction available to corporate taxpayers.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2002.

IMPORTANT NOTICE FOR CERTAIN SHAREHOLDERS

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 9.06% of the dividends paid by Strategic Partners Conservative Growth Fund qualify for such deduction.

      For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
                                                                          75

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                                 www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.
       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1998
                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Saul K. Fenster, Ph.D. (69)      Currently President Emeritus of New             79
                                                        Jersey Institute of Technology;
                                                        formerly President (1978-2002) of New
                                                        Jersey Institute of Technology;
                                                        Commissioner (1998-2002) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (1985-2002) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        (First Financial) and
                                                        Director (since 1996) of The
                                                        High Yield Plus Fund, Inc.
                                                        (High Yield Plus).

                       Saul K. Fenster, Ph.D. (69)      Member (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

    76                                                                    77

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                             www.strategicpartners.com (800)  225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Robert E. La Blanc (68)              Trustee                Since 1999
                       Douglas H. McCorkindale (63)         Trustee                Since 1998
                       W. Scott McDonald, Jr. (65)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom. Trustee of Manhattan
                                                        College.

                       Douglas H. McCorkindale (63)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (65)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        former director of School, College
                                                        and University Underwriters Ltd.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979) (technology),
                                                        of Chartered Semiconductor
                                                        Manufacturing Ltd. (since
                                                        1998) (Singapore), of Titan
                                                        Corporation (electronics,
                                                        since 1995) and of Salient 3
                                                        Communications, Inc. (since
                                                        1995) (technology); Director
                                                        of First Financial Fund
                                                        (since 1999) and Director of
                                                        High Yield Plus (since April
                                                        1999).
                       Douglas H. McCorkindale (63)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        Director of High Yield Plus
                                                        (since 1996).
                       W. Scott McDonald, Jr. (65)

    78                                                                    79

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                                www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Thomas T. Mooney (60)                Trustee                Since 1998
                       Stephen Stoneburn (59)               Trustee                Since 1999
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000
                       Clay T. Whitehead (63)               Trustee                Since 1999
                       P.O. Box 8090
                       McLean, VA 22106-8090
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).
                       Joseph Weber, Ph.D. (78)         Vice President, Finance (retired),              62
                                                        Interclass (international corporate
                                                        learning) since 1991; formerly
                                                        President, The Alliance for Learning;
                                                        retired Vice President, Member of the
                                                        Board of Directors and Member of the
                                                        Executive and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.
                       Clay T. Whitehead (63)           President (since 1983) of National              91
                       P.O. Box 8090                    Exchange Inc. (new business
                       McLean, VA 22106-8090            development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        and Director of High Yield
                                                        Plus (since 1988).

                       Stephen Stoneburn (59)

                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                       P.O. Box 8090                    First Financial and High
                       McLean, VA 22106-8090            Yield Plus.

    80                                                                    81

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                         www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee
                       *David R. Odenath, Jr (45)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        Prudential Financial, Inc.
                                                        (Prudential); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF).
                                                        Vice President and Director (since
                                                        May 1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr (45)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr (45)


    82                                                                    83

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                           www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

      Information pertaining to the Officers of the Trust is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2001
                       Grace C. Torres (43)                 Treasurer and          Since 2000
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Marguerite E.H. Morrison (46)        Secretary              since 2002

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI; Vice
                                                        President and Assistant Secretary of
                                                        PIMS (since October 2001), previously
                                                        Vice President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Name, Address** and Age
                       -------------------------------
                       Judy A. Rice (54)

                       Grace C. Torres (43)

                       Marguerite E.H. Morrison (46)


    84                                                                    85

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
                      www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.
Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    86                                                                    87

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

     www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Class A     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 7/31/02
                      One Year    Since Inception
With Sales Charge     -13.65%           0.71%
Without Sales Charge   -9.10%           2.11%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.

The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

       www.strategicpartners.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 7/31/02
                      One Year    Since Inception
With Sales Charge     -14.24%          0.90%
Without Sales Charge   -9.81%          1.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Class C     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 7/31/02
                      One Year    Since Inception
With Sales Charge     -11.59%          1.09%
Without Sales Charge   -9.81%          1.36%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

       www.strategicpartners.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 7/31/02
One Year    Since Inception
-8.87%           2.35%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners
Conservative Growth Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and
(b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-
1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Pacific Investment Mgmt. Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols   Nasdaq     CUSIP
  Class A      PCGAX    86276X103
  Class B      PBCFX    86276X202
  Class C      PCCFX    86276X301
  Class Z      PDCZX    86276X400

MFSP504E        IFS-A074131

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS
MODERATE GROWTH FUND

Objective: Seeks Capital Appreciation and a Reasonable Level of Current Income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Moderate Growth Fund's investment objective is capital appreciation and a reasonable level of current income. The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of stocks and fixed income securities. The Fund is periodically rebalanced in accordance with its asset allocation strategy. There can be no assurance that the Fund will achieve its investment objective.

ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways. The first considers how much more (or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark index for that class. If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them. This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the performance of your Strategic Partners Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

          www.strategicpartners.com  (800) 225-1852

Annual Report  July 31, 2002

Cumulative Total Returns1          As of 7/31/02

                                     One Year     Since Inception2
Class A                              -14.92%           0.94%
Class B                              -15.56           -2.07
Class C                              -15.56           -2.07
Class Z                              -14.70            1.84
Lipper Multi-Cap Core Funds Avg..3   -22.40           -8.04
S&P 500 Index4                       -23.62          -17.89

Average Annual Total Returns1              As of 6/30/02
                                     One Year     Since Inception2
Class A                              -13.55%           0.91%
Class B                              -14.04            1.05
Class C                              -11.36            1.28
Class Z                               -8.71            2.62

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares, on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: Class A, B, C, and Z, 11/18/98. 3The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year and since inception periods in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Multi-Cap Core Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor's (S&P) SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. 4The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. Investors cannot invest directly in an index. The returns for the Lipper Average and S&P 500 Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS
----------------------------------------------------------
                                        September 16, 2002

DEAR SHAREHOLDER,
The events of the past 12 months--economic recession, accounting and corporate governance scandals, terrorist attacks, turbulence in the Middle East, and fear that economic recovery will be slow--have shaken the confidence of many investors. In times like these, we believe the Strategic Partners Asset Allocation Funds are particularly appealing. Markets can move very quickly, and investors who have tried to time shifts from one asset class to another have generally not helped their long-term returns. The preferred approach is to have an asset allocation target that suits your personal investment goals, time horizon, and tolerance for volatility, and then to avoid being pressured to change it by current events. When the various asset classes perform in dramatically different ways--as they have been doing over the past several years, your Strategic Partners Moderate Growth Fund's rebalancing discipline will not only maintain your target allocation, but it may also enhance your return somewhat as it maneuvers to stay on course.

With Strategic Partners mutual funds, you have the added comfort of knowing that our Strategic Investment Research Group regularly monitors the funds' investment advisers for consistent adherence to their style objectives, as well as for changes in practices or personnel that might affect their performance. During this reporting period, for example, we changed the subadviser for the funds' small/mid-cap value stocks.

In the following pages, we explain the Strategic Partners Moderate Growth Fund's loss and its significant outperformance of its benchmark over this reporting period. We appreciate your confidence in Strategic Partners mutual funds through these difficult times.

Sincerely,

David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2002

INVESTMENT ADVISERS' REPORT

AN EVENTFUL FISCAL YEAR
The 12 months ended July 31, 2002, included a series of unexpected events of historical importance. The reporting period began in the middle of a very steep stock market decline as investors digested the signs that the U.S. economy was contracting. Expectations and share prices had previously been raised by the longest period of continuous economic growth in U.S. history. Not long into the reporting period, investors' expectations were jarred again by the first external attack on the United States since World War II. In response to both the economic slowdown and the terrorist shock, the Federal Reserve began to drive down interest rates very aggressively, pushing short-term rates to their lowest level in 40 years. The European and United Kingdom Central Banks also reduced interest rates.

Investors expected the low interest rates to trigger an economic recovery, which it did, pushing share prices higher in the fourth quarter of 2001. During that brief wave of optimism, growth stocks responded most vigorously. Then the record for the largest bankruptcy in U.S. history was broken twice in short order by Enron and WorldCom. A leading accounting firm and several large, respected companies were involved in a string of accounting scandals and restatements of financial reports. Many investors lost confidence in the accuracy of audited financial reports and once again turned away from equity investments and toward bonds, cash, real estate, and gold. In addition, during the first half of 2002, the U.S. dollar began a long-predicted correction of its overvaluation against other currencies.

The string of confidence-rattling issues did not go unaddressed. Accounting firms, Congress, the Securities and Exchange Commission
(SEC), the New York Stock Exchange, and several corporations took steps to restore the credibility of financial reporting. These steps included measures to remove even the appearance of conflicts of interest by auditors and securities analysts, tighter standards for the independence of corporate directors from

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2002

management, more detailed financial reports, and a requirement that corporate CEOs and CFOs take personal legal responsibility for the accuracy of their firms' financial statements.

In the United States, the only sectors to show rising net share prices over the period were large-cap consumer staples, buoyed by the continuing strength of consumer spending, and small-cap financial services, driven by continued consumer borrowing for houses, autos, and other goods. Since the issues that affected equity investing concerned the pace of economic and earnings growth and the reliability of future earnings estimates, growth stocks fared worse. Both large-cap and small-cap growth stocks had a dismal 12 months. The depressed level of spending on technology upgrades kept both large-cap and small-cap technology stocks at or near the bottom of the market with sector average stock declines greater than 40%.

Enron's bankruptcy caused a retreat from industries that were very dependent upon debt financing, including energy utilities, and cable systems. Investors also moved away from large companies whose financial statements were complicated because they had grown through many acquisitions. Even such respected firms as General Electric (GE) and American International Group (AIG) saw their share prices drop sharply.

Losses were more moderate in the large- and small-cap materials and processing sectors. The materials industries have gone through a period of consolidation and cost cutting, and were expected to benefit from an economic recovery. Gold mining companies also benefited from the political and economic uncertainty and the dollar's decline, all of which increased demand for gold.

Small-cap value stocks were the best-performing equity class, although even they fell over the period. The profits of small companies usually respond more emphatically to changes in economic activity. In fact, in the last quarter of 2001 and the first half of 2002, the earnings of small-cap companies
           www.strategicpartners.com  (800) 225-1852

Asset Class Index Returns           As of 7/31/02

                      (GRAPH)

Source: Prudential Investments LLC and Lipper Inc.
The performance cited does not represent the performance of any of the Strategic Partners Asset Allocation Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Bond Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield ("junk") bonds have performed.
                                       5

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2002

first declined less and then grew more than those of large caps. Bread-and-butter small companies were expected to benefit most from the improving economy. By "bread and butter," we mean, for example, companies whose products have an established demand, and whose profitability is not dependent upon the rapid growth of a new market: healthcare, food, and consumer services firms. In addition, small-cap value stocks continued their recovery from an extremely undervalued period at the onset of this bear market. Such corrections often overshoot, and may have done so during this reporting period.

Stock markets outside the United States were driven by the same factors as U.S. markets: strong in the fourth quarter of 2001, but very weak over the rest of the reporting period. The decline in 2002 of the MSCI EAFE Index--representing developed country markets-- affected all sectors. European stocks were hit by reports of a sluggish 0.1% rise in Euro-zone GDP in the first quarter, which eroded confidence in the recovery's robustness. Surprisingly, Japanese stocks fell only modestly and outperformed the rest of the world's markets over this reporting period even as Moody's downgraded Japan's long-term debt rating because of its escalating public debt. However, sharp gains in both the euro and yen against the U.S. dollar significantly mitigated the declines for U.S. dollar-based investors.

This was a good period for bonds because prices of existing bonds rise when interest rates fall. This boost was tempered by rising concern about credit risk. Many companies have been carrying high levels of debt in order to boost their earnings per share (a high degree of leverage). As the economy slowed, investors became more concerned about these firms' ability to service their debt. The massive bankruptcies of Enron and WorldCom heightened such concerns, as did the struggle of many other energy and telecommunications firms to cover their debt payments. This increased the premium that corporate borrowers had to pay over the interest rates on government securities (the credit spread). The combination of bankruptcies and rising credit spreads provided challenges for fixed income investors.

          www.strategicpartners.com  (800) 225-1852

YOUR FUND'S PERFORMANCE
The Strategic Partners Moderate Growth Fund performed substantially better than the Lipper Multi-Cap Core Funds Average and the S&P 500
Index largely because of its 35% allocation to fixed income investments. Core bonds had an excellent 12-month return even though the Fund's holdings in the sector underperformed their benchmark, largely because of credit concerns. Although the portfolio was helped by its underweight in corporate bonds, a move into telecommunications and energy company bonds in the second quarter of 2002 hurt its return as corporate governance scandals pushed investors away from those industries. Return also was hurt by the portfolio's high yield and emerging market holdings. The Fund's portfolio benefited from an above-average duration (exposure to interest-rate changes) because the prices of its bonds rose as current interest rates fell. The strongly positive return on core bonds was a welcome balance to the decline in other asset classes.

Although the Fund's high yield ("junk") bonds fell in value as investors moved away from risk exposures, their impact was relatively small, in part because their substantial outperformance of their benchmark mitigated the impact. Because of this outperformance and the substantial underperformance of the Fund's small-cap value stocks, the high yield holdings had the second best return.

We changed subadvisers for the Fund's small-cap value stocks during this reporting period. Early in the reporting period, the portfolio's performance was helped by a strong selection of technology and consumer discretionary stocks. Under its new subadviser, in the poorer markets later in the period, the portfolio's overweight of technology stocks and underweight of financials detracted from its performance. Its return was helped by housing stocks and by several energy holdings.
                                7

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Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2002

Among equity investments, growth stocks performed worse than value stocks because the falling market represented skepticism about earnings growth rates. Their 20% allocation meant that large-cap growth stocks had the greatest negative impact on the Fund's return despite a modest outperformance by the Fund in this asset class. The largest detractions came from technology, media, and specialty retail stocks, and from financial firms that were exposed to the poor capital market environment or to consumer borrowing. Citigroup, the largest detractor, fit both of the latter criteria. The Fund had positive contributions from the defense contractor Northrop Grumman, from Pharmacia (a drug company that during this period agreed to be acquired by Pfizer), and from several consumer stocks, including Kohl's, Gillette, and Procter & Gamble.

The impact of small-cap growth stocks was considerably less because of the Fund's small allocation to them, but the asset class fell further than the large caps, making it the worst performing class. The impact was mitigated somewhat by the outperformance of the asset class average by the Fund's holdings. This was due primarily to an emphasis on energy stocks and certain groups of technology stocks at times when they performed relatively well, e.g., software and semiconductor equipment manufacturers during the latter half of the reporting period. Some of these positions were sold or trimmed to take profits.

Large-cap value stocks, also a 20% allocation, made the second-largest absolute detraction, underperforming a poor market, albeit not nearly as bad as that for growth stocks. Telecommunication services companies, such as the wireless firms Western Wireless and Sprint PCS, detracted heavily. The Fund had some exposure to Enron and Adelphia--two companies where accounting irregularities have been alleged. Although these were not large positions, the stocks fell substantially. Williams Companies was also a large detractor, in part as a by-product of the attention to Enron, because it is in the energy trading business. On the positive side, return was supported by tobacco and health service companies, and by good stock selection among the drug companies. Wyeth was the largest contributor.

          www.strategicpartners.com  (800) 225-1852

International stocks--as measured by the MSCI EAFE Index representing large-cap stocks in the developed country markets in Europe, Australasia, and the Far East--performed more or less in line with domestic large-cap value stocks, and the portfolio performed marginally better than that benchmark. During the early part of the reporting period, its holdings in companies that were aggressively restructuring their operations to improve their profitability detracted from return. Such companies, with low current profitability but the potential to improve through restructuring, have always played a role in the Fund's subadviser's strategy. However, an economic downturn makes implementing a major restructuring much more difficult. Toward the end of 2001, the Fund shifted capital from companies engaged in restructuring into those with a more consistent history of financial productivity in a variety of environments. In the falling markets of 2002, the Fund's continued focus on stocks that were inexpensive compared with their earnings helped its performance, particularly in the telecommunications sector. Its telecommunications and technology holdings outperformed the corresponding sectors in the benchmark, and its underweight in technology also helped its return. The Fund was negatively affected by its underweight in healthcare and its overweight in financial services stocks compared with the Index.

Strategic Partners Moderate Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Annual Report  July 31, 2002

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities, reducing the impact of any one security on your return. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time. In addition, we rebalance the Strategic Partners Moderate
Growth Fund to restore the original weighting of different asset classes.

REBALANCING
The Strategic Partners Moderate Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This keeps your risk exposure from changing too much. Forcing us to sell high may also increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners Moderate Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic Partners Asset Allocation Funds do it all for you.

           www.strategicpartners.com  (800) 225-1852

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities. High yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Moderate Growth Fund Diversification Target

                         (GRAPH)

                     ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

                                Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.0%
COMMON STOCKS  63.2%
-------------------------------------------------------------------------------------
Aerospace & Defense  1.1%
      5,500   Boeing Co.                                          $        228,360
      5,400   General Dynamics Corp.                                       436,968
      7,400   Lockheed Martin Corp.                                        474,414
     10,600   Northrop Grumman Corp.                                     1,173,420
                                                                  ----------------
                                                                         2,313,162
-------------------------------------------------------------------------------------
Air Freight & Couriers  0.2%
     10,100   Airborne, Inc.                                               136,552
     15,100   Forward Air Corp.(a)                                         327,821
                                                                  ----------------
                                                                           464,373
-------------------------------------------------------------------------------------
Airlines  0.3%
     10,400   Atlantic Coast Airlines Holdings, Inc.(a)                    162,760
     19,100   Continental Airlines, Inc. (Class B)(a)                      204,752
     18,900   Delta Air Lines, Inc.                                        294,462
                                                                  ----------------
                                                                           661,974
-------------------------------------------------------------------------------------
Auto Components  0.4%
     14,300   Federal Signal Corp.                                         299,156
     10,300   Gentex Corp.(a)                                              300,657
      3,300   Superior Industries International, Inc.                      144,771
                                                                  ----------------
                                                                           744,584
-------------------------------------------------------------------------------------
Automobiles  0.8%
      8,300   Bayerische Motoren Werke (BMW) AG (Germany)                  312,886
     13,300   Harley-Davidson, Inc.                                        629,888
     62,000   Nissan Motor Co., Ltd. (Japan)                               433,848
     12,000   Toyota Motor Corp. (Japan)                                   287,084
                                                                  ----------------
                                                                         1,663,706
-------------------------------------------------------------------------------------
Banks  2.9%
     30,400   ABN AMRO Holding NV ADR (Netherlands)                        432,169
     24,600   Allied Irish Banks PLC (Ireland)                             287,008
      9,000   Astoria Financial Corp.                                      302,850

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     10,300   Bank of America Corp.                               $        684,950
     10,800   Bank of Ireland (Ireland)                                    122,827
     16,600   Bank One Corp.                                               645,906
     31,000   Bankunited Financial Corp.(a)                                527,000
     12,920   BNP Paribas SA (France)                                      593,830
      4,700   Commerce Bancorp, Inc.                                       217,234
      4,800   Hibernia Corp. (Class A)                                      99,744
     58,800   HSBC Holdings PLC (United Kingdom)(a)                        675,151
      2,800   Investors Financial Services Corp.                            86,156
     30,400   Oversea-Chinese Banking Corp., Ltd. (Singapore)              196,671
     23,600   Sao paolo IMI SpA (Italy)                                    180,707
        800   Silicon Valley Bancshares(a)                                  17,304
     21,900   Standard Chartered PLC (United Kingdom)                      222,550
     10,000   UBS AG (Switzerland)(a)                                      440,655
      1,900   Umpqua Holdings Corp.                                         29,279
     29,896   United Overseas Bank, Ltd. (Singapore)                       218,859
                                                                  ----------------
                                                                         5,980,850
-------------------------------------------------------------------------------------
Beverages  1.5%
     21,500   Coca-Cola Co.                                              1,073,710
     43,600   Diageo PLC (United Kingdom)(a)                               528,549
     12,767   Heineken NV (Netherlands)                                    522,585
     21,000   PepsiCo, Inc.                                                901,740
                                                                  ----------------
                                                                         3,026,584
-------------------------------------------------------------------------------------
Biotechnology  0.9%
     19,800   Amgen, Inc.(a)                                               903,672
     20,100   Genentech, Inc.(a)                                           698,475
      8,700   Medimmune, Inc.(a)                                           258,738
      4,300   Ortec International, Inc.(a)                                   4,300
                                                                  ----------------
                                                                         1,865,185
-------------------------------------------------------------------------------------
Building & Construction  0.6%
      2,114   CRH PLC (Ireland)                                             31,773
     15,915   CRH PLC ADR (Ireland)                                        238,732

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     21,650   D.R. Horton, Inc.                                   $        480,630
     20,500   Hovnanian Enterprises, Inc. (Class A)(a)                     585,070
                                                                  ----------------
                                                                         1,336,205
-------------------------------------------------------------------------------------
Building Products  0.1%
      6,100   Crane Co.                                                    140,178
     12,500   Watsco, Inc.                                                 177,500
                                                                  ----------------
                                                                           317,678
-------------------------------------------------------------------------------------
Chemicals  0.9%
     10,000   Akzo Nobel NV (Netherlands)                                  354,814
      3,700   Cabot Corp.                                                   91,464
      4,000   FMC Corp.(a)                                                  98,560
     31,500   IMC Global, Inc.                                             341,775
     19,100   Lyondell Chemical Co.                                        252,120
      5,600   Minerals Technologies, Inc.                                  209,160
     16,300   Solutia, Inc.                                                102,038
      5,900   The Scotts Co. (Class A)(a)                                  268,450
      5,500   The Valspar Corp.                                            223,520
                                                                  ----------------
                                                                         1,941,901
-------------------------------------------------------------------------------------
Commercial Services & Supplies  1.3%
     12,800   Administaff, Inc.(a)                                          96,000
     21,800   Allied Waste Industries, Inc.(a)                             143,880
      4,500   CDI Corp.(a)                                                 127,530
      9,000   Concord EFS, Inc.(a)                                         175,500
        900   CoStar Group, Inc.(a)                                         18,900
     15,800   Global Payments, Inc.(a)                                     410,800
      1,300   Headwaters, Inc.(a)                                           18,291
      5,300   Heidrick & Struggles International, Inc.(a)                   82,415
        800   John H. Harland Co.                                           19,432
      8,300   Kelly Services, Inc.                                         207,002
      5,200   NCO Group, Inc.(a)                                            75,920
     13,100   NDCHealth Corp.                                              282,829
      4,400   Pegasus Solutions, Inc.(a)                                    70,136
     10,200   ProBusiness Services, Inc.(a)                                 99,960
     12,800   Republic Services, Inc.(a)                                   225,280

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      6,700   Resources Connection, Inc.(a)                       $        123,414
     13,500   US Liquids, Inc.(a)                                           25,650
     20,800   Waste Management, Inc.(a)                                    492,336
                                                                  ----------------
                                                                         2,695,275
-------------------------------------------------------------------------------------
Communications Equipment  1.1%
    112,000   3Com Corp.(a)                                                505,120
      8,600   Adaptec, Inc.(a)                                              50,740
     16,700   Advanced Fibre Communications, Inc.(a)                       287,741
     10,200   Anaren Microwave, Inc.(a)                                     79,560
     12,200   Avocent Corp.(a)                                             183,366
     65,400   Cisco Systems, Inc.(a)                                       862,626
      8,200   Ixia(a)                                                       44,608
      1,900   Nokia Oyj ADR (Finland)                                       23,560
     17,300   Nokia Oyj (Finland)                                          215,408
     13,100   Powerwave Technologies, Inc.(a)                               80,434
      7,200   Sierra Wireless, Inc.(a)                                      18,360
                                                                  ----------------
                                                                         2,351,523
-------------------------------------------------------------------------------------
Computers & Peripherals  1.3%
      7,800   Advanced Digital Information(a)                               40,560
     26,800   Dell Computer Corp.(a)                                       668,124
     80,400   EMC Corp.(a)                                                 603,000
    105,694   Hewlett-Packard Co.                                        1,495,570
                                                                  ----------------
                                                                         2,807,254
-------------------------------------------------------------------------------------
Construction & Engineering  0.1%
     35,300   McDermott International, Inc.(a)                             165,557
-------------------------------------------------------------------------------------
Containers & Packaging  0.5%
      7,600   Pactiv Corp.(a)                                              138,092
     15,500   Temple-Inland, Inc.                                          832,350
                                                                  ----------------
                                                                           970,442
-------------------------------------------------------------------------------------
Diversified Financials  5.7%
     12,100   A.G. Edwards, Inc.                                           416,240
      4,800   Acom Co., Ltd. (Japan)(a)                                    289,388
      1,700   AIFUL CORP. (Japan)                                          108,170

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     37,300   American Express Co.                                $      1,315,198
     16,400   Americredit Corp.(a)                                         320,620
      2,400   BlackRock, Inc.(a)                                           100,680
     65,000   Citigroup, Inc.                                            2,180,100
      3,000   Doral Financial Corp.                                        115,020
     12,300   Eaton Vance Corp.                                            329,148
     15,600   Fortis NL NV (Netherlands)                                   260,313
     10,500   Freddie Mac                                                  650,475
     22,100   Goldman Sachs Group, Inc.                                  1,616,615
     14,900   ING Groep NV (Netherlands)                                   322,842
     20,300   Investor AB (Sweden)                                         133,435
      8,900   Jefferies Group, Inc.                                        355,110
      5,700   Knight Trading Group, Inc.(a)                                 23,313
     21,700   Lehman Brothers Holdings, Inc.                             1,230,607
     14,600   MBNA Corp.                                                   283,094
     13,900   Merrill Lynch & Co., Inc.                                    495,535
      4,400   Morgan Stanley                                               177,540
     75,000   Nikko Securities Co., Ltd. (Japan)                           316,894
      2,700   Orix Corp. (Japan)                                           186,454
     15,300   Principal Financial Group(a)                                 439,263
     11,500   Raymond James Financial, Inc.                                312,800
                                                                  ----------------
                                                                        11,978,854
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.7%
      5,200   ALLTEL Corp.                                                 210,704
     42,800   AT&T Corp.                                                   435,704
     29,300   BellSouth Corp.                                              786,705
     60,770   BT Group PLC (United Kingdom)                                191,294
    103,600   Koninklijke KPN NV (Netherlands)(a)                          485,511
         57   Nippon Telegraph & Telephone Corp. (Japan)                   233,224
     15,500   SBC Communications, Inc.                                     428,730
     66,700   Telecom Italia SpA (Italy)                                   527,075
     10,000   Verizon Communications, Inc.                                 330,000
                                                                  ----------------
                                                                         3,628,947

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Electric Utilities  0.6%
     29,500   CLP Holdings, Ltd. (Hong Kong)                      $        115,357
      8,850   E.ON AG (Germany)                                            433,401
     23,820   Endesa SA (Spain)                                            265,297
     12,200   PG&E Corp.(a)                                                169,580
     10,500   PNM Resources, Inc.                                          209,475
                                                                  ----------------
                                                                         1,193,110
-------------------------------------------------------------------------------------
Electrical Equipment  0.3%
      7,200   C&D Technologies, Inc.                                       110,664
     12,200   Harris Corp.                                                 391,742
     14,100   Power-One, Ltd.(a)                                            64,296
      2,400   Schneider Electric SA (France)(a)                            115,462
                                                                  ----------------
                                                                           682,164
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.1%
     18,900   Arrow Electronics, Inc.(a)                                   322,623
      6,800   Cognex Corp.(a)                                              104,516
     21,600   DDI Corp.(a)                                                  13,824
     11,500   Electro Scientific Industries, Inc.(a)                       206,540
      9,300   FLIR Systems, Inc.(a)                                        380,370
     27,900   General Motors Corp. (Class H)(a)                            276,210
      8,900   Harman International Industries, Inc.                        383,590
     48,300   Ingram Micro, Inc.(a)                                        531,300
     15,856   Koninklijke (Royal) Philips Electronics NV
               (Netherlands)                                               359,102
      7,000   Merix Corp.(a)                                                43,750
      6,500   Mettler-Toledo International, Inc.(a)                        184,925
      3,700   Park Electrochemical Corp.                                    74,000
      7,700   Plexus Corp.(a)                                              107,030
      2,200   Roper Industries, Inc.                                        65,450
      5,200   Sirenza Microdevices, Inc.(a)                                  7,748
     98,700   Solectron Corp.(a)                                           394,800
      8,200   Sony Corp. (Japan)                                           370,436
      7,900   Technitrol, Inc.                                             148,125
      7,900   Trimble Navigation, Ltd.(a)                                  103,411
     10,100   Varian Inc.(a)                                               321,685
                                                                  ----------------
                                                                         4,399,435

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Energy Equipment & Services  1.7%
      7,400   Cal Dive International, Inc.(a)                     $        141,932
     26,700   ENSCO International, Inc.                                    690,195
     15,900   FMC Technologies, Inc.(a)                                    294,150
     27,700   GlobalSantaFe Corp.                                          624,358
     10,500   Patterson-UTI Energy, Inc.(a)                                251,055
     24,700   Schlumberger, Ltd.                                         1,060,124
      6,700   Superior Energy Services, Inc.(a)                             54,672
     10,800   Weatherford International, Ltd.(a)                           438,048
                                                                  ----------------
                                                                         3,554,534
-------------------------------------------------------------------------------------
Exchange Traded  0.3%
     37,100   Technology Select Sector SPDR Fund(a)                        531,272
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.4%
     37,300   Boots Co. PLC (United Kingdom)                               326,895
      7,000   Brio Software, Inc.(a)                                         7,490
      4,300   Carrefour SA (France)                                        187,182
     66,100   Tesco PLC (United Kingdom)                                   225,884
                                                                  ----------------
                                                                           747,451
-------------------------------------------------------------------------------------
Food Products  0.8%
      6,400   Bunge, Ltd.                                                  130,880
     29,700   Cadbury Schweppes PLC (United Kingdom)                       205,772
     26,500   ConAgra Foods, Inc.                                          665,415
     27,700   Sara Lee Corp.                                               519,098
     25,900   Unilever PLC (United Kingdom)                                227,593
                                                                  ----------------
                                                                         1,748,758
-------------------------------------------------------------------------------------
Gas Utilities  0.9%
     29,800   El Paso Corp.                                                430,610
      7,900   Energen Corp.                                                195,130
     14,100   NiSource, Inc.                                               279,180
     13,000   NOVA Chemicals Corp.                                         267,020
     14,700   Oneok, Inc.                                                  271,950
     18,600   Sempra Energy                                                394,320
                                                                  ----------------
                                                                         1,838,210
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.1%
     28,663   Amersham PLC (United Kingdom)                                242,245

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     18,700   Baxter International, Inc.                          $        746,317
     12,600   Diagnostic Products Corp.                                    452,340
      7,100   The Cooper Cos., Inc.                                        311,690
      7,900   Varian Medical Systems, Inc.(a)                              330,220
      7,600   Wilson Greatbatch Technologies, Inc.(a)                      177,460
                                                                  ----------------
                                                                         2,260,272
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.0%
      3,600   AmerisourceBergen Corp.                                      241,164
      7,700   Anthem, Inc.(a)                                              522,676
     23,600   Covance, Inc.(a)                                             399,784
     28,400   HCA, Inc.                                                  1,334,800
     10,700   Lincare Holdings, Inc.(a)                                    335,766
      5,800   MAXIMUS, Inc.(a)                                             137,576
     10,300   Orthodontic Centers of America, Inc.(a)                      144,715
     12,000   Pediatrix Medical Group, Inc.(a)                             357,600
     19,100   Pharmaceutical Product Development, Inc.(a)                  440,217
     12,800   Quintiles Transnational Corp.(a)                             127,104
      5,700   Service Corp. International(a)                                12,825
      5,300   Stewart Enterprises, Inc.(a)                                  28,302
                                                                  ----------------
                                                                         4,082,529
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure  1.3%
     12,100   Brinker International, Inc.(a)                               394,460
      7,800   CEC Entertainment, Inc.(a)                                   294,060
      1,700   Four Seasons Hotels, Inc.                                     64,940
      2,800   Jack in the Box, Inc.(a)                                      77,560
     17,400   Marriott International, Inc. (Class A)                       582,900
     17,800   McDonald's Corp.(a)                                          440,550
      7,000   Outback Steakhouse, Inc.(a)                                  223,580
     19,300   Starbucks Corp.(a)                                           378,859
     11,500   Station Casinos, Inc.(a)                                     151,800
     13,700   WMS Industries, Inc.(a)                                      144,535
                                                                  ----------------
                                                                         2,753,244
-------------------------------------------------------------------------------------
Household Products  0.4%
      7,000   Kao Corp. (Japan)                                            157,821

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      8,800   The Procter & Gamble Co.                            $        783,112
                                                                  ----------------
                                                                           940,933
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.5%
      7,200   3M Co.                                                       905,976
      1,400   Furniture Brands International, Inc.(a)                       35,560
      3,500   Siemens AG (Germany)                                         173,289
                                                                  ----------------
                                                                         1,114,825
-------------------------------------------------------------------------------------
Insurance  3.6%
     23,520   Alleanza Assicurazionni (Italy)                              177,788
      1,054   Allianz AG (Germany)                                         150,148
     16,400   Allstate Corp.                                               623,364
     19,212   American International Group, Inc.                         1,228,031
      5,100   AmerUs Group Co.                                             162,588
     28,700   Hartford Financial Services Group, Inc.                    1,452,220
      2,100   IPC Holdings, Ltd.                                            66,444
     11,600   Lincoln National Corp.                                       425,604
     11,900   Loews Corp.                                                  564,536
     11,300   Philadelphia Consolidated Holding Corp.(a)                   454,599
      7,100   Protective Life Corp.                                        227,200
      7,000   Reinsurance Group of America, Inc.                           207,900
      9,500   The Commerce Group, Inc.                                     352,450
     20,300   XL Capital, Ltd. (Class A)                                 1,504,230
                                                                  ----------------
                                                                         7,597,102
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.2%
     15,300   USA Interactive(a)                                           337,350
-------------------------------------------------------------------------------------
Internet Software & Services  0.1%
      4,600   MatrixOne, Inc.(a)                                            30,820
      3,200   SkillSoft Corp.(a)                                            26,336
      2,200   SmartForce PLC, ADR(a)                                         7,502
      8,600   WebMethods, Inc.(a)                                           75,594
                                                                  ----------------
                                                                           140,252

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
IT Consulting & Services  0.1%
      6,700   Inforte Corp.(a)                                    $         53,600
     11,500   Keane, Inc.(a)                                                94,875
                                                                  ----------------
                                                                           148,475
-------------------------------------------------------------------------------------
Machinery  0.5%
     24,800   CNH Global N.V.                                               69,936
      2,600   CUNO, Inc.(a)                                                 84,916
     10,800   Navistar International Corp.(a)                              278,532
      2,500   Oshkosh Truck Corp.(a)                                       137,375
      4,900   Pentair, Inc.                                                199,283
      5,000   Reliance Steel & Aluminum Co.                                124,000
      4,800   Snap-On, Inc.                                                130,416
                                                                  ----------------
                                                                         1,024,458
-------------------------------------------------------------------------------------
Media  3.2%
     11,700   Acme Communications, Inc.(a)                                 102,960
      6,000   AOL Time Warner, Inc.(a)                                      69,000
     17,300   Entravision Communications Corp.(a)                          173,000
      7,800   Knight-Ridder, Inc.                                          472,290
      8,000   Lagardere SA (France)                                        331,460
     20,100   Lamar Advertising Co.(a)                                     634,758
     84,400   Liberty Media Corp. (Class A)(a)                             663,384
     26,000   New York Times Co. (Class A)                               1,176,500
     61,000   Sinclair Broadcast Group, Inc. (Class A)(a)                  716,750
     21,900   Univision Communications, Inc. (Class A)(a)                  626,121
     42,330   Viacom, Inc. (Class B)(a)                                  1,647,907
      2,220   Wolters Kluwer NV (Netherlands)                               33,932
                                                                  ----------------
                                                                         6,648,062
-------------------------------------------------------------------------------------
Metals & Mining  0.6%
     11,200   Alcoa, Inc.                                                  302,960
     64,449   BHP Billiton, Ltd. (Australia)                               334,286
      4,700   Cleveland-Cliffs, Inc.                                       114,680
     24,900   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)            380,223
      9,500   Stillwater Mining Co.(a)                                      90,250
                                                                  ----------------
                                                                         1,222,399

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Multiline Retail  2.3%
     16,600   Costco Wholesale Corp.(a)                           $        578,842
     21,000   Federated Department Stores, Inc.(a)                         789,810
     18,400   Fred's, Inc. (Class A)                                       541,880
     21,100   Kohl's Corp.(a)                                            1,392,600
      9,800   Metro AG (Germany)                                           251,732
      4,300   Tuesday Morning Corp.(a)                                      65,274
     22,800   Wal-Mart Stores, Inc.                                      1,121,304
                                                                  ----------------
                                                                         4,741,442
-------------------------------------------------------------------------------------
Multi - Utilities  0.1%
     10,450   Suez SA (France)                                             227,447
-------------------------------------------------------------------------------------
Office Electronics  0.6%
     10,000   Canon, Inc. (Japan)                                          339,022
    123,900   Xerox Corp.(a)                                               861,105
                                                                  ----------------
                                                                         1,200,127
-------------------------------------------------------------------------------------
Oil & Gas  3.6%
     68,600   BP Amoco PLC (United Kingdom)                                532,620
     12,100   Chesapeake Energy Corp.(a)                                    64,735
     47,000   ENI SpA (Italy)                                              710,088
     27,100   Exxon Mobil Corp.                                            996,196
     15,600   Occidental Petroleum Corp.                                   422,604
     14,100   PetroQuest Energy, Inc.(a)                                    54,144
     21,800   Pioneer Natural Resources Co.(a)                             527,778
      3,000   Premcor, Inc.(a)                                              65,400
     14,200   Royal Dutch Petroleum Co. (Netherlands)                      648,763
      5,000   Spinnaker Exploration Co.(a)                                 140,700
     11,138   Stone Energy Corp.(a)                                        378,469
     20,500   Swift Energy Co.(a)                                          271,830
     21,700   Talisman Energy, Inc. (Canada)                               882,973
      7,600   Teekay Shipping Corp.                                        260,528
      3,913   TotalFinaElf SA (France)                                     565,866
      8,185   TotalFinaElf SA ADR (France)                                 593,822
     20,900   XTO Energy, Inc.                                             375,155
                                                                  ----------------
                                                                         7,491,671

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Paper & Forest Products  1.2%
     14,000   Boise Cascade Corp.                                 $        405,860
     32,300   International Paper Co.                                    1,286,186
     15,400   Weyerhaeuser Co.                                             904,750
                                                                  ----------------
                                                                         2,596,796
-------------------------------------------------------------------------------------
Personal Products  0.4%
     22,600   Gillette Co.                                                 743,088
-------------------------------------------------------------------------------------
Pharmaceuticals  3.9%
     23,400   Abbott Laboratories                                          968,994
     11,100   Alpharma, Inc. (Class A)                                     123,876
      8,300   Barr Laboratories, Inc.(a)                                   506,300
     37,100   GlaxoSmithKline PLC (United Kingdom)(a)                      720,413
     17,600   Johnson & Johnson                                            932,800
     14,800   KV Pharmaceutical Co.(a)                                     310,800
      4,300   Medicis Pharmaceutical Corp.(a)                              180,256
     20,200   Novartis AG ADR (Switzerland)                                822,648
     20,325   Pfizer, Inc.                                                 657,514
     31,078   Pharmacia Corp.                                            1,390,430
     10,000   Sepracor, Inc.(a)                                             67,500
     37,400   Wyeth                                                      1,492,260
                                                                  ----------------
                                                                         8,173,791
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.4%
      3,500   Alexandria Real Estate Equities, Inc.                        151,025
      8,200   Boston Properties, Inc.                                      305,860
      2,600   Colonial Properties Trust                                     93,470
      6,800   Jones Lang LaSalle, Inc.(a)                                  136,952
      4,800   SL Green Realty Corp.                                        154,800
                                                                  ----------------
                                                                           842,107
-------------------------------------------------------------------------------------
Road & Rail  0.3%
         59   East Japan Railway (Japan)                                   275,894
      5,800   Knight Transportation, Inc.(a)                               102,660
      1,500   Landstar System, Inc.(a)                                     149,715
                                                                  ----------------
                                                                           528,269

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Semiconductor Equipment & Products  2.6%
     11,500   Advanced Energy Industries, Inc.(a)                 $        169,855
     22,500   Agere Systems, Inc. (Class A)(a)                              42,750
    215,800   Agere Systems, Inc. (Class B)(a)                             420,810
      5,600   Analog Devices, Inc.(a)                                      134,960
     17,900   Applied Materials, Inc.(a)                                   266,173
      9,400   Credence Systems Corp.(a)                                    128,780
      7,300   Cymer, Inc.(a)                                               204,327
      6,700   Emcore Corp.(a)                                               22,110
      7,600   Exar Corp.(a)                                                126,692
     19,200   Integrated Circuit Systems, Inc.(a)                          337,344
      2,900   Integrated Device Technology, Inc.(a)                         37,120
     27,300   Intel Corp. (Class A)(a)                                     512,967
      3,200   Intersil Corp. (Class A)                                      69,728
      4,000   KLA-Tencor Corp.(a)                                          157,560
      6,600   Maxim Integrated Products, Inc.(a)                           232,188
      7,900   Micrel, Inc.(a)                                               90,613
     11,000   National Semiconductor Corp.(a)                              199,210
      6,700   Oak Technology(a)                                             25,795
      4,300   Pericom Semiconductor Corp.(a)                                40,377
     11,100   Rudolph Technologies, Inc.(a)                                168,520
     10,100   Semtech Corp.(a)                                             198,566
     12,800   STMicroelectronics NV (Switzerland)                          272,512
     31,660   Taiwan Semiconductor Manufacturing Co., Ltd. ADR
               (Taiwan)(a)                                                 288,739
     32,100   Texas Instruments, Inc.                                      743,115
        300   TTM Technologies, Inc.(a)                                        948
     18,400   Varian Semiconductor Equipment Associates,
               Inc.(a)                                                     483,552
                                                                  ----------------
                                                                         5,375,311
-------------------------------------------------------------------------------------
Software  2.3%
     10,400   Adobe Systems, Inc.                                          249,184
     13,800   Ascential Software Corp.(a)                                   33,810
      7,800   Aspen Technology, Inc.(a)                                     33,150
      5,300   BindView Development Corp.(a)                                  5,300
     31,200   BMC Software, Inc.(a)                                        419,640
     11,200   Borland Software Corp.(a)                                     96,992

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     10,100   Catapult Communications Corp.(a)                    $        126,553
      9,000   Cerner Corp.(a)                                              390,600
     16,700   Entrust, Inc.(a)                                              45,758
      7,200   HNC Software, Inc.(a)                                        130,248
     12,800   Informatica Corp.(a)                                          89,088
     11,500   Jack Henry & Associates, Inc.                                164,105
      7,700   Lawson Software, Inc.(a)                                      36,960
     10,800   Micromuse, Inc.(a)                                            33,372
     31,400   Microsoft Corp.(a)                                         1,506,572
     11,500   National Instruments Corp.(a)                                311,995
      4,800   Precise Software Solutions, Ltd.(a)                           60,288
     19,500   Synopsys, Inc.(a)                                            834,015
     22,100   Verity, Inc.(a)                                              247,520
                                                                  ----------------
                                                                         4,815,150
-------------------------------------------------------------------------------------
Specialty Retail  2.0%
     23,300   Bed, Bath & Beyond, Inc.(a)                                  722,300
     12,000   Charming Shoppes, Inc.(a)                                     87,360
     29,200   Circuit City Stores-Circuit City Group                       497,860
      9,900   Compagnie Financiere Richemont AG (Class A)
               (Switzerland)                                               182,382
      4,500   Cost Plus, Inc.(a)                                           109,755
     40,200   Kingfisher PLC (United Kingdom)(a)                           121,519
      2,100   Linens 'n Things, Inc.(a)                                     51,135
     26,400   Lowe's Companies, Inc.                                       999,240
      8,900   Movie Gallery, Inc.(a)                                       147,295
      1,600   Regis Corp.                                                   40,608
     24,700   Tiffany & Co.                                                608,608
     45,800   Toys 'R' Us, Inc.(a)                                         617,384
                                                                  ----------------
                                                                         4,185,446
-------------------------------------------------------------------------------------
Tobacco  1.0%
     14,000   Altadis SA (Class A) (Spain)                                 277,263
     24,080   Imperial Tobacco Group PLC (United Kingdom)                  368,654
     18,600   Loews Corp. - Carolina Group                                 459,420
     20,500   Philip Morris Cos., Inc.                                     944,025
                                                                  ----------------
                                                                         2,049,362

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.4%
     69,600   American Tower Corp. (Class A)(a)                   $        155,904
    145,270   Mmo2 PLC (United Kingdom)(a)                                 102,123
         84   NTT DoCoMo, Inc. (Japan)(a)                                  187,281
    243,200   Vodafone Group PLC (United Kingdom)                          368,529
                                                                  ----------------
                                                                           813,837
                                                                  ----------------
              Total common stocks                                      131,662,733
                                                                  ----------------
PREFERRED STOCKS  0.4%
-------------------------------------------------------------------------------------
Cable  0.1%
      3,430   CSC Holdings, Inc., Ser. H, 11.75%                           171,500
-------------------------------------------------------------------------------------
Media  0.3%
     32,800   The News Corp., Ltd., ADR, 5.00%                             557,600
-------------------------------------------------------------------------------------
Publishing
      1,000   Primedia, Inc., Ser. D, 10.00%                                32,000
-------------------------------------------------------------------------------------
Telecommunication Services
        687   McLeodUSA, Inc., Ser. A, 2.50%                                 2,508
                                                                  ----------------
              Total preferred stocks                                       763,608
                                                                  ----------------
RIGHTS
     40,200   Kingfisher PLC (United Kingdom)                               23,236
                                                                  ----------------
WARRANTS(a)
      1,525   McLeodUSA, Inc.                                                  259
                                                                  ----------------

CORPORATE BONDS  17.9%

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Aerospace & Defense  0.2%
B2             $       35       Alliant Techsystems, Inc.,
                                 Sr. Sub. Notes,
                                 8.50%, 5/15/11                                36,575
Ba3                   140       PanAmSat Corp., Notes,
                                 8.50%, 2/1/12                                128,100

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $      250       Sequa Corp., Sr. Notes,
                                 9.00%, 8/1/09                       $        244,375
                                                                     ----------------
                                                                              409,050
-------------------------------------------------------------------------------------
Agricultural Products  0.1%
                                IMC Global, Inc., Notes,
Ba1                    65       11.25%, 6/1/11                                 68,900
Ba2                    50       6.50%, 8/1/03                                  48,569
Ba1                    40       10.875%, 6/1/08                                42,450
                                                                     ----------------
                                                                              159,919
-------------------------------------------------------------------------------------
Airlines  0.4%
                                AMR Corp.,
                                Debs., MTN,
B1                    100       10.00%, 4/15/21                                79,307
                                MTN,
B1                    100       10.55%, 3/12/21                                78,972
                                Notes,
B1                    100       10.40%, 3/10/11                                74,000
Ba2                    77       Continental Airlines, Inc., Pass
                                 Through Trust, Ser. 1996-C
                                 Certificates,
                                 9.50%, 10/15/13                               70,488
                                Delta Air Lines, Inc.,
                                 Notes,
Ba3                   200       7.70%, 12/15/05                               175,480
                                Sr. Notes,
Ba3                   230       8.30%, 12/15/29                               164,548
                                Northwest Airlines, Inc.,
                                 Notes,
B2                    100       7.625%, 3/15/05                                76,000
                                Sr. Notes,
B2                    100       8.875%, 6/1/06                                 78,000
                                                                     ----------------
                                                                              796,795
-------------------------------------------------------------------------------------
Auto & Truck  0.6%
Baa3                  225       ArvinMeritor, Inc., Notes,
                                 8.75%, 3/1/12                                242,827

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba2            $       25       Autonation, Inc., Sr. Notes,
                                 9.00%, 8/1/08                       $         25,812
Ba3                   100       Dana Corp., Sr. Notes,
                                 10.125%, 3/15/10                             100,000
Caa1                   75       Eagle-Picher, Inc., Gtd. Notes,
                                 9.375%, 3/1/08                                58,125
Baa1                  750       Ford Motor Co., Notes,
                                 7.45%, 7/16/31                               672,885
                                Navistar International Corp.,
                                Sr. Notes,
Ba1                   100       7.00%, 2/1/03                                  99,750
Ba1                    60       9.375%, 6/1/06                                 60,900
                                                                     ----------------
                                                                            1,260,299
-------------------------------------------------------------------------------------
Banking  0.2%
Ba3                   100       Chevy Chase Savings Bank, Sr. Sub.
                                 Debs.,
                                 9.25%, 12/1/05                               100,250
                                Sovereign Bancorp, Inc.,
                                Sr. Notes,
Ba2                   110       10.25%, 5/15/04                               115,500
Ba2                    90       10.50%, 11/15/06                               99,000
B1                     55       Western Financial Svgs. Bank, Sub.
                                 Debs.,
                                 8.875%, 8/1/07                                53,076
                                                                     ----------------
                                                                              367,826
-------------------------------------------------------------------------------------
Building & Construction  0.3%
Ba2                    45       Beazer Homes USA, Inc., Sr. Notes,
                                 8.375%, 4/15/12                               44,325
Ba1                   350       D.R. Horton, Inc., Sr. Notes,
                                 7.875%, 8/15/11                              335,125
Ba3                    95       KB Home, Sr. Sub. Notes,
                                 8.625%, 12/15/08                              93,100
B3                    200       Nortek, Inc., Sr. Sub. Notes,
                                 9.875%, 6/15/11                              199,000
                                                                     ----------------
                                                                              671,550

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Cable  0.6%
NR             $       50       Callahan Nordrhein Nestfalen KG
                                 (Germany), Sr. Disc. Notes,
                                 16.00%, 7/15/10                     $          1,250
                                Charter Communications Holdings,
                                 Sr. Disc. Notes,
B2                    445       Zero Coupon, (until 05/15/06),
                                 11.75%, 5/15/11                              144,625
                                Sr. Notes,
B2                    605       10.00%, 5/15/11                               375,100
B2                     75       10.75%, 10/1/09                                48,000
B2                     55       11.125%, 1/15/11                               35,200
Ca                    150       Diamond Cable Communications Co.
                                 (United Kingdom), Sr. Disc.
                                 Notes,
                                 13.25%, 9/30/04                               24,000
B3                     75       Gray Communications Systems, Inc.,
                                 Sr. Sub. Notes,
                                 9.25%, 12/15/11                               75,375
Caa1                  125       Insight Communications, Inc., Sr.
                                 Disc. Notes, Zero Coupon, (until
                                 2/15/06),
                                 12.25%, 2/15/11                               43,750
B2                    250       Mediacom Broadband LLC, Sr. Notes,
                                 11.00%, 7/15/13                              201,250
B2                    250       Mediacom LLC Capital Corp., Sr.
                                 Notes,
                                 7.875%, 2/15/11                              167,500
B3                    175       Paxson Communications Corp.,
                                 Sr. Sub. Notes,
                                 10.75%, 7/15/08                              155,969
Ca                    235       Telewest PLC (United Kingdom),
                                 Sr. Disc. Notes,
                                 Zero Coupon, (until 2/1/10),
                                 11.375%, 2/1/10                               44,650
                                United Pan Europe Communications,
                                 Sr. Disc. Notes,
Ca                    100       Zero Coupon, (until 8/1/04),
                                 12.50%, 8/1/09                                 4,125

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Sr. Sub. Notes,
Ca             $       50       11.25%, 2/1/10                       $          2,062
                                                                     ----------------
                                                                            1,322,856
-------------------------------------------------------------------------------------
Casinos  1.0%
Ba3                   150       Aztar Corp., Sr. Sub. Notes,
                                 8.875%, 5/15/07                              150,375
B1                     80       Boyd Gaming Corp., Sr. Sub. Notes,
                                 8.75%, 4/15/12                                81,200
NR                     75       Coast Hotels & Casinos, Inc.,
                                 Sr. Sub. Notes,
                                 9.50%, 4/1/09                                 78,000
B3                     60       Hollywood Casino Corp., Gtd.
                                 Notes,
                                 11.25%, 5/1/07                                64,500
Caa1                  115       Hollywood Park, Inc., Sr. Sub.
                                 Notes,
                                 Ser. B,
                                 9.25%, 2/15/07                               102,350
B2                     65       Horseshoe Gaming LLC, Sr. Sub.
                                 Notes,
                                 8.625%, 5/15/09                               65,975
                                Mandalay Resort Group,
                                 Debs. Notes,
Ba2                   100       6.70%, 11/15/96                               101,091
                                Sr. Sub. Debs.,
Ba3                   100       7.625%, 7/15/13                                93,000
                                MGM Mirage, Inc.,
                                 Gtd. Notes,
Ba2                   535       9.75%, 6/1/07                                 561,750
                                Sr. Notes,
Ba1                    10       8.50%, 9/15/10                                 10,132
                                Sr. Sub. Notes,
Ba2                    20       8.375%, 2/1/11                                 20,150
Ba3                    35       Mohegan Tribal Gaming Authority,
                                 Sr. Sub. Notes,
                                 8.00%, 4/1/12                                 34,650
                                Park Place Entertainment Corp.,
                                Sr. Notes,
Ba1                   300       7.50%, 9/1/09                                 293,422

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Sr. Sub. Notes,
Ba2            $       30       9.375%, 2/15/07                      $         31,088
                                Station Casinos, Inc.,
                                 Notes,
B2                     50       9.75%, 4/15/07                                 51,625
                                Sr. Sub. Notes,
B2                    220       9.875%, 7/1/10                                232,100
Caa1                  175       Venetian Casino Resort LLC,
                                 Second Mtge.,
                                 11.00%, 6/15/10                              174,563
                                                                     ----------------
                                                                            2,145,971
-------------------------------------------------------------------------------------
Chemicals  0.8%
B3                     50       Avecia Group PLC (United Kingdom),
                                 Sr. Notes,
                                 11.00%, 7/1/09                                47,500
Baa3                  175       Ferro Corp., Sr. Notes,
                                 9.125%, 1/1/09                               188,031
                                Huntsman International LLC,
                                 Gtd. Notes,
Caa1                  200       10.125%, 7/1/09                               176,000
                                Sr. Notes,
B3                    100       9.875%, 3/1/09                                100,250
B2                    160       ISP Chemco, Inc., Sr. Sub. Notes,
                                 Ser. B,
                                 10.25%, 7/1/11                               156,000
B2                    375       Johnsondiversey, Inc., Sr. Sub.
                                 Notes,
                                 9.625%, 5/15/12                              388,125
                                Lyondell Chemical Co.,
                                 Sr. Sec. Notes,
Ba3                    90       9.50%, 12/15/08                                82,125
                                Sr. Sub. Notes,
Ba3                   100       9.875%, 5/1/07                                 93,750
B2                    195       10.875%, 5/1/09                               159,900
B3                    275       OM Group, Inc., Sr. Sub. Notes,
                                 9.25%, 12/15/11                              268,125

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $      100       USEC, Inc., Sr. Notes,
                                 6.75%, 1/20/09                      $         90,617
                                                                     ----------------
                                                                            1,750,423
-------------------------------------------------------------------------------------
Commercial Services  0.2%
B3                     40       CB Richard Ellis Services, Inc.,
                                 Gtd. Notes,
                                 11.25%, 6/15/11                               32,400
B2                     85       Iron Mountain, Inc., Sr. Sub.
                                 Notes,
                                 8.625%, 4/1/13                                83,513
B2                    350       United Rentals, Inc., Gtd. Notes,
                                 9.50%, 6/1/08                                317,625
                                                                     ----------------
                                                                              433,538
-------------------------------------------------------------------------------------
Computer Services
Ba1                   100       Unisys Corp., Sr. Notes,
                                 7.25%, 1/15/05                                96,500
-------------------------------------------------------------------------------------
Consumer Services  0.3%
B1                    200       Alliance Atlantis Commerce, Inc.,
                                 Sr. Sub. Notes,
                                 13.00%, 12/15/09                             214,250
B3                    150       KinderCare Learning Center, Inc.,
                                 Sr. Sub. Notes,
                                 9.50%, 2/15/09                               142,500
B1                    250       Service Corp. International, Sr.
                                 Notes,
                                 6.50%, 3/15/08                               207,500
                                                                     ----------------
                                                                              564,250
-------------------------------------------------------------------------------------
Diversified Manufacturing Operations  0.3%
Ba3                   123       American Axle & Manufacturing,
                                 Inc.,
                                 Sr. Sub. Notes,
                                 9.75%, 3/1/09                                130,995
Baa1                  300       Cox Enterprises, Inc., Sr. Notes,
                                 2.7225%, 5/1/33                              296,335
Ca                    150       Gentek, Inc., Gtd. Notes,
                                 11.00%, 8/1/09                                12,000

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Terex Corp.,
                                Sr. Sub. Notes,
B2             $       40       9.25%, 7/15/11                       $         40,000
B2                     55       10.375%, 4/1/11                                56,100
Ba2                   125       Tyco International Group SA,
                                 4.95%, 8/1/03                                113,125
Caa1                   45       U.S. Can Corp., Sr. Sub. Notes,
                                 12.375%, 10/1/10                              36,338
                                                                     ----------------
                                                                              684,893
-------------------------------------------------------------------------------------
Diversified Operations  0.1%
B3                     75       Nextmedia Operating, Inc., Sr.
                                 Sub. Notes,
                                 10.75%, 7/1/11                                73,125
Ba3                   250       Stena AB (Sweden), Sr. Notes,
                                 8.75%, 6/15/07                               236,250
                                                                     ----------------
                                                                              309,375
-------------------------------------------------------------------------------------
Electronic Components  0.3%
Ba2                   300       Flextronics International, Ltd.
                                 (Singapore), Sr. Notes,
                                 9.875%, 7/1/10                               303,000
Ba3                   150       L-3 Communications Corp., Sr. Sub.
                                 Notes,
                                 7.625%, 6/15/12                              151,500
Caa1                  150       Motors & Gears, Inc., Sr. Notes,
                                 10.75%, 11/15/06                             141,000
                                                                     ----------------
                                                                              595,500
-------------------------------------------------------------------------------------
Energy  0.3%
B1                     10       AES Drax Energy, Ltd., Sr. Sec.
                                 Notes,
                                 Ser. B,
                                 11.50%, 8/30/10                                3,000
Baa3                  150       Cogentrix Energy, Inc., Sr. Notes,
                                 8.75%, 10/15/08                              152,500
                                El Paso Corp.,
                                 Bonds,
Baa2                   50       7.125%, 5/6/09                                 34,315

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Sr. Notes,
Baa2           $      250       7.80%, 8/1/31                        $        184,010
                                El Paso Energy Corp.,
                                Sr. Notes
Baa2                  180       7.75%, 1/15/32                                131,400
                                Sr. Sub. Notes,
B1                     40       8.50%, 6/1/11                                  37,200
                                                                     ----------------
                                                                              542,425
-------------------------------------------------------------------------------------
Engineering & Construction  0.1%
Ba2                   429       CSC Holdings, Inc., Sr. Sub.
                                 Debs.,
                                 10.50%, 5/15/16                              287,430
-------------------------------------------------------------------------------------
Financial Services  1.9%
B3                     17       Actuant Corp., Sr. Sub. Notes,
                                 13.00%, 5/1/09                                19,380
Ba1                    75       AES Drax Holdings, Ltd., Sr. Sec.
                                 Bonds,
                                 10.41%, 12/31/20                              56,250
Ba2                   300       Calair Capital Corp., Sr. Notes,
                                 8.125%, 4/1/08                               210,000
A2                    200       CIT Group, Inc., Sr. Notes,
                                 2.31%, 4/7/03                                199,560
Caa2                  135       Conseco, Inc., Sr. Notes,
                                 10.75%, 6/15/09                               39,150
NR                     90       Finova Group, Inc., Sr. Sec'd
                                 Notes,
                                 7.50%, 11/15/09                               26,100
                                General Motors Acceptance Corp.,
                                 FRN,
A2                    500       2.6125%, 5/4/04                               491,831
                                MTN,
A2                    400       2.11%, 4/5/04                                 390,203
                                Notes,
A2                    500       6.875%, 9/15/11                               494,139
Ba3                   285       Midland Funding Corp., Debs.,
                                 13.25%, 7/23/06                              275,143

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $      200       Midland Funding II, Sec. Deb.
                                 Notes, Ser. A,
                                 11.75%, 7/23/05                     $        192,137
A2                    500       National Rural Utilities
                                 Cooperative Finance Corp., Notes,
                                 8.00%, 3/1/32                                523,315
Ba3                   500       Orion Power Holdings, Inc., Sr.
                                 Notes,
                                 12.00%, 5/1/10                               355,000
                                Qwest Capital Funding, Inc., Gtd.
                                 Notes,
B2                    300       7.00%, 8/03/09                                117,000
B2                    190       7.25%, 2/15/11                                 74,100
B2                    780       7.90%, 8/15/10                                304,200
B2                    100       UCAR Finance, Inc., Gtd. Notes,
                                 10.25%, 2/15/12                              100,000
                                                                     ----------------
                                                                            3,867,508
-------------------------------------------------------------------------------------
Food & Beverage  0.2%
B3                     70       Agrilink Foods, Inc., Sr. Sub.
                                 Notes,
                                 11.875%, 11/1/08                              72,800
B2                    105       Great Atlantic & Pacific Tea Co.,
                                 Inc., Notes,
                                 7.75%, 4/15/07                                93,450
Ba2                    50       Smithfield Foods, Inc., Sr. Notes,
                                 8.00%, 10/15/09                               50,250
Ba2                   130       Winn Dixie Stores, Inc., Sr.
                                 Notes,
                                 8.875%, 4/1/08                               130,813
                                                                     ----------------
                                                                              347,313
-------------------------------------------------------------------------------------
Health Care  1.0%
B2                     75       Alaris Medical Systems, Inc.,
                                 Sr. Sec. Notes, Ser. B,
                                 11.625%, 12/1/06                              81,375
Caa2                   55       Alaris Medical, Inc., Sr. Disc.
                                 Notes, Zero Coupon, (until
                                 8/1/03),
                                 11.125%, 8/1/08                               45,100

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
B3             $      150       Concentra Operating Corp.,
                                 Sr. Sub. Notes, Ser. B,
                                 13.00%, 8/15/09                     $        168,000
                                HCA, Inc.,
                                 Sr. Notes,
Ba1                    55       9.00%, 12/15/14                                63,527
                                Deb.,
Ba1                    50       8.36%, 4/15/24                                 54,530
                                Notes,
Ba1                   200       6.73%, 7/15/45                                203,167
Ba1                   150       7.125%, 6/1/06                                156,649
Ba2                   575       Healthsouth Corp., Sr. Sub. Notes,
                                 10.75%, 10/1/08                              589,375
Caa1                  325       Magellan Health Services, Inc.,
                                 Sr. Sub. Notes,
                                 9.00%, 2/15/08                               133,250
B2                     25       Matria Healthcare, Inc., Sr.
                                 Notes,
                                 11.00%, 5/1/08                                21,750
B2                     70       Resources Care, Inc., Sr. Notes,
                                 10.625%, 11/15/08                             62,650
B2                     75       Rotech Healthcare, Inc., Sr. Sub.
                                 Notes,
                                 9.50%, 4/1/12                                 72,750
B3                    200       Select Medical Corp., Sr. Sub.
                                 Notes,
                                 9.50%, 6/15/09                               201,500
B2                     90       Triad Hospitals, Inc., Sr. Sub.
                                 Notes,
                                 11.00%, 5/15/09                               98,325
                                                                     ----------------
                                                                            1,951,948
-------------------------------------------------------------------------------------
Hotels & Leisure  1.1%
B2                     35       Argosy Gaming, Sr. Notes,
                                 9.00%, 9/1/11                                 35,744
B3                    115       Carrols Corp., Sr. Sub. Notes,
                                 9.50%, 12/1/08                               111,550
B2                    110       Extended Stay America, Inc.,
                                 Sr. Sub. Notes,
                                 9.875%, 6/15/11                              109,450

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $      250       Felcor Suites L.P., Gtd. Sr.
                                 Notes,
                                 7.375%, 10/1/04                     $        246,250
Ba3                    30       Felcore Lodging L.P., Notes,
                                 9.50%, 9/15/08                                30,150
Ba3                   300       HMH Properties, Inc., Gtd. Notes,
                                 Ser. B,
                                 7.875%, 8/1/08                               282,750
Ba3                   200       Host Marriott L.P., Sr. Notes,
                                 Ser. H,
                                 9.50%, 1/15/07                               200,750
                                ITT Corp.,
                                 Debs.,
Ba1                   120       7.375%, 11/15/15                              106,006
                                Notes,
Ba1                   125       6.75%, 11/15/05                               119,867
Ba3                   100       La Quinta Inns, Inc., Sr. Notes,
                                 7.40%, 9/15/05                                97,750
B1                     85       Prime Hospitality Corp., Sr. Sub.
                                 Notes,
                                 8.375%, 5/1/12                                82,025
B3                    250       Regal Cinemas Corp., Sr. Sub.
                                 Notes,
                                 9.375%, 2/1/12                               255,000
                                Royal Caribbean Cruises Ltd.,
                                 Notes,
Ba2                    50       8.125%, 7/28/04                                46,750
                                Sr. Notes,
Ba2                    50       8.75%, 2/2/11                                  45,500
B2                     95       Six Flags, Inc., Sr. Notes,
                                 9.75%, 6/15/07                                95,237
                                Starwood Hotels & Resorts
                                 Worldwide, Inc.,
                                 Deb. Notes,
Ba1                   130       7.375%, 5/1/07                                124,150
                                Notes,
Ba1                    70       7.875%, 5/1/12                                 66,150
B2                    255       Sun International Hotels Ltd.,
                                 Sr. Sub. Notes,
                                 8.875%, 8/15/11                              257,550
                                                                     ----------------
                                                                            2,312,629

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Machinery  0.1%
Ba2            $      100       JLG Industries, Inc.,
                                 8.375%, 6/15/12                     $         96,500
B2                    175       Joy Global, Inc., Gtd. Notes,
                                 8.75%, 3/15/12                               174,125
                                                                     ----------------
                                                                              270,625
-------------------------------------------------------------------------------------
Manufacturing  0.1%
Ba3                    50       Dimon, Inc., Sr. Notes,
                                 9.625%, 10/15/11                              51,750
B2                     30       Sun World International, Inc.,
                                 First Mtge., Ser. B,
                                 11.25%, 4/15/04                               19,500
B3                    175       TriMas Corp., Sr. Sub. Notes,
                                 9.875%, 6/15/12                              171,500
                                                                     ----------------
                                                                              242,750
-------------------------------------------------------------------------------------
Media  0.5%
                                ABC Family Worldwide, Inc.,
                                Sr. Notes,
Baa1                   30       9.25%, 11/1/07                                 31,425
Baa1                  294       10.25%, 11/1/07                               310,258
B2                    150       Canwest Media, Inc., Sr. Sub.
                                 Notes,
                                 10.625%, 5/15/11                             151,125
Ba3                   200       Entercom Radio LLC, Gtd. Notes,
                                 7.625%, 3/1/14                               200,500
                                Lin Holdings Corp.,
                                 Sr. Disc. Notes,
Caa1                  175       Zero Coupon, (until 3/1/03),
                                 10.00%, 3/1/08                               162,750
Caa1                   75       Zero Coupon, (until 3/1/03),
                                 10.00%, 3/1/08                                69,750
B2                    175       Sinclair Broadcast Group, Inc.,
                                 Sr. Sub. Notes,
                                 8.00%, 3/15/12                               171,062
                                                                     ----------------
                                                                            1,096,870

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Medical Products & Services  0.5%
B2             $      120       Bio-Rad Labs, Inc., Sr. Sub.
                                 Notes,
                                 11.625%, 2/15/07                    $        132,000
B2                     80       Biovail Corp., Sr. Sub. Notes,
                                 7.875%, 4/1/10                                77,200
Ba3                   350       Coventry Health Care, Inc., Sr.
                                 Notes,
                                 8.125%, 2/15/12                              350,437
Ba2                    75       Fresenius Medical Capital Trust
                                 III.,
                                 Gtd. Notes,
                                 7.875%, 2/1/08                                61,500
                                Hanger Orthopedic Group, Inc.,
                                 Sr. Sub. Notes,
B3                     15       11.25%, 6/15/09                                14,850
                                Sr. Notes,
B2                    275       10.375%, 2/15/09                              277,750
B2                    175       Sybron Dental Specialties, Inc.,
                                 Sr. Sub. Notes,
                                 8.125%, 6/15/12                              170,625
                                                                     ----------------
                                                                            1,084,362
-------------------------------------------------------------------------------------
Mining  0.1%
Ba2                   250       Newmont Yandal Operations, Ltd.,
                                 Sr. Notes,
                                 8.875%, 4/1/08                               253,750
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
B1                    100       Xerox Capital Europe PLC, Gtd.
                                 Notes,
                                 5.875%, 5/15/04                               76,000
B1                    160       Xerox Corp., Sr. Notes,
                                 9.75%, 1/15/09                               126,400
                                                                     ----------------
                                                                              202,400
-------------------------------------------------------------------------------------
Oil & Gas  0.8%
Caa2                   60       Eott Energy Partners, Sr. Notes,
                                 11.00%, 10/1/09                               34,800

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Hanover Equipment Test, Sr. Sec.
                                 Notes,
B1             $      250       8.50%, 9/1/08                        $        210,000
B1                     65       8.75%, 9/1/11                                  53,950
B2                     20       Houston Exploration Co., Sr. Sub.
                                 Notes,
                                 8.625%, 1/1/08                                20,300
Ba1                   200       Parker & Parsley Petroleum Co.,
                                 Sr. Notes,
                                 8.25%, 8/15/07                               208,832
B1                     55       Parker Drilling Co., Sr. Notes,
                                 9.75%, 11/15/06                               55,825
Baa1                  200       Petroleos Mexicanos (Mexico),
                                 Sr. Notes,
                                 9.375%, 12/2/08                              211,000
B2                    215       Stone Energy Corp., Sr. Sub.
                                 Notes,
                                 8.25%, 12/15/11                              215,537
B3                     55       Swift Energy Co., Sr. Sub. Notes,
                                 10.25%, 8/1/09                                54,450
B2                     10       Tesoro Petroleum Corp., Sr. Sub.
                                 Notes,
                                 9.00%, 7/1/08                                  7,450
B1                    245       Vintage Petroleum, Inc., Sr. Sub.
                                 Notes,
                                 9.75%, 6/30/09                               237,650
Ba2                    85       Western Oil Sands, Inc., Sec'd.
                                 Notes,
                                 8.375%, 5/1/12                                82,875
                                Williams Cos., Inc.,
                                 Debs., Ser. A,
B1                    250       7.50%, 1/15/31                                108,750
                                Notes,
B1                    500       7.125%, 9/1/11                                230,000
                                                                     ----------------
                                                                            1,731,419
-------------------------------------------------------------------------------------
Paper & Packaging  0.6%
Ba2                    60       Caraustar Industries, Inc.,
                                 Sr. Sub. Notes,
                                 9.875%, 4/1/11                                59,700
Ca                     55       Doman Industries, Ltd. (Canada),
                                 Sr. Notes,
                                 9.25%, 11/15/07                               11,000

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $      145       Georgia Pacific Corp., Notes,
                                 8.125%, 5/15/11                     $        126,209
Ba2                    75       Norske Skog Canada, Ltd. (Canada),
                                 Sr. Notes,
                                 8.625%, 6/15/11                               75,563
B2                    130       Radnor Holdings Corp., Sr. Notes,
                                 10.00%, 12/1/03                              117,000
B3                     40       Riverwood International Corp., Sr.
                                 Notes,
                                 10.625%, 8/1/07                               41,500
B1                    200       Silgan Holdings, Inc., Sr. Sub.
                                 Debs.,
                                 9.00%, 6/1/09                                203,000
                                Stone Container Corp., Sr. Notes,
B2                    175       8.375%, 7/1/12                                176,750
B2                    230       11.50%, 8/15/06                               243,800
Ba1                   150       Tembec Industries, Inc., Gtd.
                                 Notes,
                                 7.75%, 3/15/12                               142,875
                                                                     ----------------
                                                                            1,197,397
-------------------------------------------------------------------------------------
Printing & Publishing  0.2%
B2                     50       American Media Operations, Inc.,
                                 Sr. Sub. Notes,
                                 10.25%, 5/1/09                                51,875
B3                    175       Primedia, Inc., Sr. Notes,
                                 8.875%, 5/15/11                              126,000
                                Quebecor Media, Inc.,
                                 Sr. Disc. Notes,
B2                    150       Zero Coupon, (until 7/15/06),
                                 13.75%, 7/15/11                               76,875
                                Sr. Notes,
B2                    150       11.125%, 7/15/11                              132,000
                                                                     ----------------
                                                                              386,750
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
B1                    100       Intrawest Corp., Sr. Notes,
                                 10.50%, 2/1/10                               103,375

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Ba2            $      175       Senior Housing Properties Trust,
                                 Sr. Notes,
                                 8.625%, 1/15/12                     $        174,125
                                Ventas Realty L.P.,
                                 Gtd. Notes,
Ba3                    55       8.75%, 5/1/09                                  55,413
                                Sr. Notes,
Ba3                    45       9.00%, 5/1/12                                  45,900
                                                                     ----------------
                                                                              378,813
-------------------------------------------------------------------------------------
Restaurants  0.2%
Ba1                   350       Yum! Brands, Inc., Sr. Notes,
                                 8.875%, 4/15/11                              369,250
-------------------------------------------------------------------------------------
Retail  0.4%
                                Dillards, Inc., Notes,
Ba3                    75       6.125%, 11/1/03                                73,682
Ba3                   145       6.43%, 8/1/04                                 141,759
                                JC Penney Co., Inc.,
                                 Debs.,
Ba3                   155       7.40%, 4/1/37                                 146,088
                                Notes,
Ba3                   203       9.00%, 8/1/12                                 200,970
                                Rite Aid Corp.,
                                 Debs.,
Caa3                   25       6.875%, 8/15/13                                14,250
Caa3                   25       6.875%, 12/15/28                               12,500
Caa3                   25       7.70%, 2/15/27                                 13,000
                                Notes,
Caa3                  100       6.00%, 12/15/05                                65,500
B1                    290       Saks, Inc., Notes,
                                 7.375%, 2/15/19                              211,700
                                                                     ----------------
                                                                              879,449
-------------------------------------------------------------------------------------
Semiconductors  0.2%
B1                    130       Amkor Tech, Inc., Debs.,
                                 9.25%, 2/15/08                               105,950

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Fairchild Semiconductor Corp.,
                                 Gtd. Notes,
B2             $      100       10.375%, 10/1/07                     $        104,500
                                Sr. Sub. Notes,
B2                     75       10.50%, 2/1/09                                 79,875
B3                     60       ON Semiconductor Corp., Gtd.
                                 Notes,
                                 12.00%, 5/15/08                               48,900
                                                                     ----------------
                                                                              339,225
-------------------------------------------------------------------------------------
Steel & Metals  0.5%
B1                    150       AK Steel Corp., Sr. Notes,
                                 7.75%, 6/15/12                               150,000
Ba3                   160       Century Aluminum Co.,
                                 Sr. Sec. First Mtge.,
                                 11.75%, 4/15/08                              164,800
B3                    150       Compass Minerals Group, Inc.,
                                 Sr. Sub. Notes,
                                 10.00%, 8/15/11                              153,750
B2                    150       Greif Bros. Corp., Sr. Sub. Notes,
                                 Cl. A,
                                 8.875%, 8/1/12                               148,500
B1                     25       Leviathan Corp., Sr. Sub. Notes,
                                 10.375%, 6/1/09                               24,500
B1                    200       Oregon Steel Mills, Inc., First
                                 Mtge.,
                                 10.00%, 7/15/09                              203,000
B2                     65       Steel Dynamics, Inc., Sr. Notes,
                                 9.50%, 3/15/09                                66,625
Ba3                    45       United States Steel LLC, Sr.
                                 Notes,
                                 10.75%, 8/1/08                                46,800
                                                                     ----------------
                                                                              957,975
-------------------------------------------------------------------------------------
Telecommunications  2.1%
Caa1                   45       American Tower Corp., Sr. Notes,
                                 9.375%, 2/1/09                                23,850
                                AT&T Corp.,
                                 Notes,
Baa2                   50       7.75%, 3/1/07                                  46,148

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Sr. Notes,
Baa2           $      550       8.00%, 11/15/31                      $        451,000
Baa2                  250       AT&T Wireless Services, Inc., Sr.
                                 Notes,
                                 7.875%, 3/1/11                               188,750
B3                    100       Coaxial Communications, Inc.,
                                 Gtd. Notes,
                                 10.00%, 8/15/06                               87,000
B3                    160       Crown Castle International Corp.,
                                 Sr. Notes,
                                 10.75%, 8/1/11                               108,000
Baa1                  400       Deutsche Telekom International
                                 Finance
                                 BV, Bonds,
                                 9.25%, 6/1/32                                412,284
B3                     20       Dobson Communications Corp.,
                                 Sr. Notes,
                                 10.875%, 7/1/10                               12,850
B1                     50       Echostar Broadband Corp., Sr.
                                 Notes,
                                 10.375%, 10/1/07                              47,625
B1                    500       Echostar DBS Corp., Sr. Notes,
                                 9.125%, 1/15/09                              460,000
B3                     95       FairPoint Communications, Inc.,
                                 Sr. Sub. Notes,
                                 12.50%, 5/1/10                                84,550
Baa3                  500       France Telecom SA (France), Notes,
                                 8.25%, 3/1/11                                501,015
Caa1                  150       International Wire Group, Inc.,
                                 Sr. Sub. Notes,
                                 11.75%, 6/1/05                               130,500
Caa3                  105       Level 3 Communications, Inc.,
                                 Sr. Disc. Notes,
                                 Zero Coupon, (until 12/1/03),
                                 10.50%, 12/1/08                               43,575
Ca                    145       Netia Holdings BV (Poland),
                                 Gtd., Sr. Disc. Notes,
                                 11.25%, 11/1/07                               23,200
                                Nextel Communications, Inc.,
                                 Sr. Disc. Notes,
B3                    630       Zero Coupon, (until 09/15/02),
                                 10.65%, 9/15/07                              432,338

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
                                Sr. Notes,
B3             $       15       9.375%, 11/15/09                     $          9,825
                                Nortel Networks, Ltd.,
                                 Gtd. Sr. Notes,
Ba3                    20       4.25%, 9/1/08                                   7,725
                                Sr. Notes,
Ba3                    60       6.125%, 2/15/06                                27,900
                                Qwest Corp., Notes,
Ba3                    55       7.20%, 11/1/04                                 44,550
Ba3                   250       8.875%, 3/15/12                               197,500
Ba3                    65       Rogers Wireless, Inc., Sr. Sec.
                                 Notes,
                                 9.625%, 5/1/11                                40,950
                                Sprint Capital Corp.,
                                 Gtd. Notes,
Baa3                  150       5.70%, 11/15/03                               134,781
                                Notes,
Baa3                  700       8.375%, 3/15/12                               542,758
B3                    125       Star Choice Communications,
                                 Sr. Sec'd. Notes,
                                 13.00%, 12/15/05                             130,156
                                Tritel PCS, Inc.,
                                 Gtd. Notes,
Baa2                   72       Zero Coupon, (until 5/1/04),
                                 12.75%, 5/15/09                               52,560
                                Sr. Sub. Notes,
Baa2                   33       10.375%, 1/15/11                               27,885
Baa2                  156       Voicestream Wireless Corp.,
                                 Sr. Disc. Notes,
                                 Zero Coupon, (until 11/15/04),
                                 11.875%, 11/15/09                            112,320
                                                                     ----------------
                                                                            4,381,595
-------------------------------------------------------------------------------------
Utilities  0.9%
                                Calpine Corp., Sr. Notes,
B1                    500       8.50%, 2/15/11                                255,000
B1                    150       8.75%, 7/15/07                                 75,000
B1                    410       10.50%, 5/15/06                               219,350

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
A3             $      400       Commonwealth Edison Co., First
                                 Mtge., Ser. 85,
                                 7.375%, 9/15/02                     $        402,056
                                Mirant Americas Generation LLC,
Ba1                    30       7.20%, 10/1/08                                 15,900
Ba1                   100       7.625%, 5/1/06                                 55,000
Ba1                   200       8.30%, 5/1/11                                 107,000
D                     400       Pacific Gas & Electric Co.,
                                 7.575%, 10/31/49(a)(b)                       368,000
Baa3                  100       Reliant Mid-Atlantic Power, Ser. C
                                 Pass-through Certs.,
                                 9.681%, 7/2/26                                89,278
Ba3                   175       Tnp Enterprises, Inc., Sr. Sub.
                                 Notes,
                                 10.25%, 4/1/10                               171,500
                                Western Resources, Inc.,
                                 First Mtge.,
Ba1                   195       7.875%, 5/1/07                                183,389
                                Notes,
Ba2                    35       6.25%, 8/15/03                                 33,196
                                                                     ----------------
                                                                            1,974,669
-------------------------------------------------------------------------------------
Waste Management  0.4%
                                Allied Waste North America, Inc.,
                                 Sr. Notes,
Ba3                    75       7.375%, 1/1/04                                 72,375
Ba3                   250       7.875%, 1/1/09                                223,750
Ba3                   365       8.50%, 12/1/08                                333,975
Ba1                   100       Waste Management, Inc.,
                                 Sr. Deb., Notes,
                                 8.75%, 5/1/18                                109,336
                                                                     ----------------
                                                                              739,436
                                                                     ----------------
                                Total corporate bonds                      37,364,733
                                                                     ----------------
CONVERTIBLE BONDS  0.2%
-------------------------------------------------------------------------------------
Electronic Components
Ba3                    56       Solectron Corp.,
                                 Zero Coupon, 5/8/20                           32,620

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Financial Services  0.2%
B2             $      500       Hellenic Finance, Notes,
                                 2.00%, 7/15/03                      $        498,788
                                                                     ----------------
                                Total convertible bonds                       531,408
                                                                     ----------------
SOVEREIGN BONDS  6.1%
                                Brazilian Government Bonds,
B1                    616       8.00%, 4/15/14                                317,888
B1                    750       11.00%, 1/11/12                               337,500
                                German Government Bonds,
Aaa                    57       4.25%, 3/14/03                                 56,175
Aaa                 1,324       4.75%, 12/13/02                             1,303,916
Aaa                 2,600       5.25%, 7/4/10                               2,647,230
Aaa                 4,000       5.25%, 1/4/11(d)                            4,056,974
Aaa                 1,400       5.375%, 1/4/10                              1,437,098
Aa2                 1,800       Italian Government Bonds,
                                 5.75%, 9/15/02                             1,769,166
Ba1                   400       Panamanian Government Bonds,
                                 9.625%, 2/8/11                               382,000
Ba3                   400       Peruvian Government Bonds,
                                 9.125%, 2/21/12                              323,000
                                                                     ----------------
                                Total sovereign bonds                      12,630,947
                                                                     ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS  3.8%
Aaa                   744       Banktrust Mortgage Trust, Ser. 1,
                                 Class G,
                                 5.70%, 12/1/23                               746,762
Aaa                   471       Bear Stearns Mortgage Secs., Inc.,
                                 Ser. 97-7, class 1,
                                 7.00%, 2/25/28                               498,400
Aaa                 1,100       Brazos Student Finance Corp.,
                                 Student Loan Assoc. Bkd., Notes,
                                 2.67%, 6/1/23                              1,100,994
Aaa                    63       Capital Asset Research Funding
                                 L.P.,
                                 Ser. 97-A, Class I,
                                 6.40%, 12/15/04                               64,556

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
NR             $      102       Credit Asset Receivable LLC,
                                 6.274%, 10/31/03                    $        103,062
Aaa                   438       Credit Suisse First Boston
                                 Mortgage, Washington Mutual Mtge.
                                 1999,
                                 Class M1,
                                 6.583%, 10/19/39                             458,822
Aaa                    37       FDIC Remic Trust, 1996 Class
                                 Commercial Mtge., Passthru
                                 Certificates,
                                 6.75%, 5/25/26                                37,409
                                Federal Home Loan Mortgage Corp.,
                                 Ser. 119, Class H,
Aaa                   278       7.50%, 1/15/21                                284,445
                                Ser. 2266, Class F,
Aaa                   136       2.28875%, 11/15/30                            136,775
                                Ser. C007, Class C007A,
Aaa                   195       7.00%, 9/17/31                                211,020
                                Federal National Mortgage
                                 Association,
Aaa                   148       2.2875%, 10/18/30                             148,854
                                Ser. 1998-73, Class MZ,
Aaa                   614       6.30%, 10/17/38                               625,085
AAA(f)                300       GE Capital Mortgage Services,
                                 Inc.,
                                 Ser. 1999-S, Class A29,
                                 6.50%, 5/25/29                               316,191
Aaa                   200       Georgia State Thruway Authority
                                 Rev.,
                                 5.00%, 3/1/21                                203,420
                                Government National Mortgage
                                 Association,
                                 Ser. 2000-9, Class FH,
Aaa                   198       2.34%, 2/16/30                                199,141
                                Single Family, 008052,
Aaa                    40       6.75%, 9/20/22                                 41,038
AAA(f)                 49       Green Tree Financial Corp., Ser.
                                 1999-B, Class A1B,
                                 2.05875%, 11/15/29                            48,815

    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
AAA(f)         $      395       PNC Mortgage Secs. Corp.,
                                 Ser. 1999-5, Class A3,
                                 7.25%, 10/25/29                     $        412,918
                                Residential Funding Mortgage,
                                 Ser. 1993-S36, Class A9,
Aaa                     3       6.478%, 10/25/08                                2,713
                                Ser. 1994-S5, Class A6,
Aaa                   500       6.50%, 2/25/24                                518,905
                                Ser. 1999-S8, Class A1,
AAA(f)                182       6.25%, 3/25/14                                192,208
AAA(f)                 62       Salomon Brothers Mortgage
                                 Securities, Inc., Ser. 1999-LBI,
                                 Class A,
                                 2.13688%, 6/25/29                             61,791
Aaa                   400       San Antonio Texas Water Rev.,
                                 5.00%, 5/15/25                               393,820
Aaa                   400       South Carolina St. Hwy., Ser. B,
                                 5.00%, 4/1/17                                419,512
Aaa                   133       Washington Mutual Mortgage
                                 Security,
                                 Ser. 2001-3, Class 2A1,
                                 6.75%, 5/25/31                               134,526
Aaa                   507       Wells Fargo Mortgage Bkd Secs.,
                                 Mtge. Certificate Class II, Ser.
                                 A,
                                 6.55701%, 10/25/31                           516,058
                                                                     ----------------
                                Total collateralized mortgage
                                 obligations                                7,877,240
                                                                     ----------------

U.S. GOVERNMENT AND AGENCY SECURITIES  4.9%

Principal
Amount
(000)        Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
$      567   Federal Home Loan Mortgage Corp.,
              6.00%, 8/1/06(d)                                              590,109
             Federal National Mortgage Association,
       315   4.471%, 5/1/36(d)                                              319,767
       865   5.50%, 12/1/30(d)                                              852,675
     1,350   5.50%, TBA                                                   1,362,954
       397   5.936%, 11/1/11(d)                                             408,517
       500   6.00%, TBA                                                     513,750

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Principal
Amount
(000)        Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
             Government National Mortgage Association,
$      991   5.50%, 1/15/32(d)                                     $        979,738
       500   5.50%, TBA                                                     492,265
       148   6.00%, 11/20/29(d)                                             151,938
     2,500   6.50%, TBA                                                   2,575,000
        97   6.63%, 10/20/27(d)                                             100,296
     1,000   7.00%, TBA                                                   1,044,380
       140   8.50%, 5/20/30(d)                                              148,996
       259   8.50%, 4/20/31(d)                                              275,806
       800   United States Treasury Notes, P/O,
              Zero Coupon, 2/15/15(d)                                       411,136
                                                                   ----------------
             Total U.S. government and agency securities                 10,227,327
                                                                   ----------------
             Total long-term investments
              (cost $222,047,583)                                       201,081,491
                                                                   ----------------

SHORT-TERM INVESTMENTS  10.8%

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
U.S. Government And Agency Securities  0.1%
               $      105       Federal Home Loan Mortgage Corp.,
                                 Zero Coupon, 8/1/02(d)                       105,000
                       90       Federal National Mortgage
                                 Association,
                                 2.10%, 11/29/02(d)                            89,481
                                United State Treasury Bills,
                       10       1.621%(c), 11/29/02(e)                          9,946
                       10       1.65%(c), 8/15/02(e)                            9,993
                       10       1.74%(c), 8/15/02(e)                            9,993
                                                                     ----------------
                                                                              224,413
-------------------------------------------------------------------------------------
Corporate Bonds  2.5%
-------------------------------------------------------------------------------------
Banking  1.3%
Aa3                 1,200       ANZ (Delaware), Inc.,
                                 1.77%, 8/5/02                              1,199,764

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Aa2            $    1,500       Svenska Handelsbanken AB,
                                 1.78%, 8/19/02                      $      1,498,665
                                                                     ----------------
                                                                            2,698,429
               Shares
-------------------------------------------------------------------------------------
Mutual Fund  4.2%
                8,765,437       Prudential Core Investment
                                 Fund-Taxable Money Market Series
                                 (Note 3)                                   8,765,437
                                                                     ----------------
               Principal
               Amount
               (000)
-------------------------------------------------------------------------------------
Commercial Paper  1.2%
PRIM1          $    2,000       Abbey National NA LLC,
                                 1.775%, 9/11/02                            1,996,049
PRIM1                 500       CDC Commercial Paper, Inc.,
                                 1.77%, 8/8/02                                499,828
                                                                     ----------------
                                                                            2,495,877
-------------------------------------------------------------------------------------
Repurchase Agreements  4.0%
                    7,829       Joint Repurchase Agreement
                                 Account,
                                 1.85%, 8/1/02 (Note 6)                     7,829,000
                                                                     ----------------

Principal
Amount
(000)        Description                                           Value (Note 1)
-----------------------------------------------------------------------------------------
$      572   State Street Bank & Trust Co.,
              0.25%, dated 7/31/02, due 8/1/02 in the amount of
              $572,004 (cost $572,000; collateralized by
              $570,000 US Treasury Notes, 6.375% due 8/15/02,
              approximate value of collateral including accrued
              interest $587,375)                                            572,000
                                                                   ----------------
             Total short-term investments
              (cost $22,585,064)                                         22,585,156
                                                                   ----------------
             Total investments, before outstanding options
              written  107.3%
              (cost $244,632,647)                                       223,666,647
                                                                   ----------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Contracts      Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
OUTSTANDING CALL OPTIONS WRITTEN
Call Option
        (3)    MedImmune, Inc., expiring 8/02 @ $25                 $        (12,000)
       (22)    United States Treasury Notes, 10 year futures,
                expiring 8/02 @ $108                                         (61,531)
                                                                    ----------------
               Total outstanding options written
                (premiums $(30,696))                                         (73,531)
                                                                    ----------------
               Total investments, net of outstanding options
                written  107.3% (cost $244,601,951)                      223,593,116
               Liabilities in excess of other assets
                (7.3%)                                                   (15,346,022)
                                                                    ----------------
               Net Assets  100%                                     $    208,247,094
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) Percentage quoted represents yield-to-maturity as of purchase date.
(d) All or a portion of security segregated as collateral for TBA.
(e) Pledged as initial margin on financial futures contracts.
(f) S&P Rating.
AB--Aktiebolag (Swedish Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (Austrian, German or Swiss Corporation).
BV--Besloten Vennootschap (Belgian or Dutch Limited Liability Company).
FRN--Floating Rate Note.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
NV--Naamloze Vennootschap (Belgian or Dutch Company).
Oyj--Julkinen Osakeyhtio (Finnish Stock Company).
PLC--Public Limited Company (British or Irish Limited Liability Company).
P/O--Principal Only.
SA--Sociedad Anomima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
TBA--Securities purchased on a forward commitment basis.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $244,601,951)                           $ 223,666,647
Foreign currency, at value (cost $259,585)                                258,288
Cash                                                                      393,258
Receivable for investments sold                                        23,329,689
Interest and dividends receivable                                       1,449,531
Receivable for Fund shares sold                                           680,477
Unrealized appreciation on forward currency contracts                      99,829
Tax reclaim receivable                                                     31,378
                                                                    -------------
      Total assets                                                    249,909,097
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      40,635,658
Payable for Fund shares reacquired                                        503,686
Distribution fee payable                                                  146,106
Accrued expenses and other liabilities                                    143,902
Management fee payable                                                    136,276
Outstanding options written (premium received $30,696)                     73,531
Deferred trustee's fees payable                                             9,007
Due to broker-variation margin                                              8,888
Withholding taxes payable                                                   3,919
Unrealized depreciation on forward currency contracts                       1,030
                                                                    -------------
      Total liabilities                                                41,662,003
                                                                    -------------
NET ASSETS                                                          $ 208,247,094
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      23,568
   Paid-in capital in excess of par                                   254,057,947
                                                                    -------------
                                                                      254,081,515
   Overdistribution of net investment income                               (3,978)
   Accumulated net realized loss on investments                       (24,964,631)
   Net unrealized depreciation on investments                         (20,865,812)
                                                                    -------------
Net assets, July 31, 2002                                           $ 208,247,094
                                                                    -------------
                                                                    -------------

    54                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($50,558,702 / 5,711,764 shares of beneficial interest
      issued and outstanding)                                               $8.86
   Maximum sales charge (5% of offering price)                                .47
                                                                    -------------
   Maximum offering price to public                                         $9.33
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($107,775,151 / 12,204,852 shares of beneficial
      interest issued and outstanding)                                      $8.83
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share
      ($47,164,600 / 5,341,244 shares of beneficial interest
      issued and outstanding)                                               $8.83
   Sales charge (1% of offering price)                                        .09
                                                                    -------------
   Offering price to public                                                 $8.92
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,748,641 / 309,990 shares of beneficial interest
      issued and outstanding)                                               $8.87
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     55

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                    July 31, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $853)              $   5,332,826
   Dividends (net of foreign withholding taxes of $67,388)              1,590,785
                                                                    -------------
      Total income                                                      6,923,611
                                                                    -------------
Expenses
   Management fee                                                       1,641,900
   Distribution fee--Class A                                              143,084
   Distribution fee--Class B                                            1,169,596
   Distribution fee--Class C                                              404,647
   Custodian's fees and expenses                                          441,000
   Transfer agent's fees and expenses                                     295,000
   Reports to shareholders                                                168,000
   Registration fees                                                       63,000
   Audit fee                                                               27,000
   Legal fees and expenses                                                 26,000
   Trustees' fees                                                          17,000
   Miscellaneous                                                            6,996
                                                                    -------------
      Total expenses                                                    4,403,223
                                                                    -------------
Net investment income                                                   2,520,388
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (20,787,926)
   Foreign currency transactions                                         (509,476)
   Financial futures transactions                                         375,625
                                                                    -------------
                                                                      (20,921,777)
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (19,850,799)
   Foreign currencies                                                     123,283
   Financial futures transactions                                         125,694
   Options written                                                        (42,835)
                                                                    -------------
                                                                      (19,644,657)
                                                                    -------------
Net loss on investments and foreign currencies                        (40,566,434)
                                                                    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (38,046,046)
                                                                    -------------
                                                                    -------------

    56                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Statement of Changes in Net Assets

                                                         Year Ended July 31,
                                                    ------------------------------
                                                        2002             2001
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                            $   2,520,388    $   3,301,750
   Net realized loss on investments and foreign
      currency transactions                           (20,921,777)      (2,626,310)
   Net change in unrealized depreciation of
      investments and foreign currencies              (19,644,657)     (11,932,310)
                                                    -------------    -------------
   Net decrease in net assets resulting from
      operations                                      (38,046,046)     (11,256,870)
                                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                          (1,487,953)        (647,380)
      Class B                                          (1,869,042)        (883,997)
      Class C                                            (631,115)        (234,932)
      Class Z                                            (131,679)         (23,928)
                                                    -------------    -------------
                                                       (4,119,789)      (1,790,237)
                                                    -------------    -------------
   Distributions from net realized gains
      Class A                                                  --       (2,725,332)
      Class B                                                  --       (5,430,267)
      Class C                                                  --       (1,443,155)
      Class Z                                                  --          (91,171)
                                                    -------------    -------------
                                                               --       (9,689,925)
                                                    -------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       86,962,395       88,346,449
   Net asset value of shares issued in
      reinvestment of dividends and distributions       3,998,554       11,170,245
   Cost of shares reacquired                          (55,021,978)     (40,429,816)
                                                    -------------    -------------
   Net increase in net assets from Fund shares
      transactions                                     35,938,971       59,086,878
                                                    -------------    -------------
Total increase (decrease)                              (6,226,864)      36,349,846
NET ASSETS
Beginning of year                                     214,473,958      178,124,112
                                                    -------------    -------------
End of year(a)                                      $ 208,247,094    $ 214,473,958
                                                    -------------    -------------
                                                    -------------    -------------
------------------------------
(a) Includes undistributed net investment income
of:                                                 $          --    $   1,688,868
                                                    -------------    -------------

    See Notes to Financial Statements                                     57

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners Moderate Growth Fund (the 'Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Moderate Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Lazard Asset Management, Pacific Investment Company, Franklin Advisers, Inc., and EARNEST Partners, LLC are the 'Advisers'.

      The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and Nasdaq National Market Securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    58

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are
                                                                          59

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
    60

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain
(loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but
                                                                          61

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the year ended July 31, 2002 resulted in a decrease to net investment income of $15,992, an increase of realized capital losses of $16,083 and an increase of unrealized appreciation of $91. The cumulative adjustment upon adoption through July 31, 2001 resulted in a decrease to overdistribution of net investment income of $22,857 and an increase to unrealized appreciation on investments of $22,857.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually, and distributions of net realized capital and currency gains, if any, declared annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C
    62

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 2002.

      PIMS has advised the Fund that it has received approximately $269,400 and $179,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2002.

      PIMS has advised the Fund that for the year ended July 31, 2002, it has received approximately $306,200 and $27,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended July 31, 2002 the amounts of the commitment were as follows: $500 million from August 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2002.
                                                                          63

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2002, the Fund incurred fees of approximately $236,800 for the services of PMFS. As of July 31, 2002 approximately $22,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the year ended July 31, 2002 was $19,700 and is incurred in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended July 31, 2002, the Fund earned $22,872 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2002, aggregated $491,467,299 and $457,746,657, respectively.

      At July 31, 2002, the Fund had outstanding forward currency contracts both to purchase and sell foreign currencies, as follows:

                                            Value at        Value at
            Foreign Currency                July 31,     Settlement Date
           Purchase Contract                  2002           Payable        (Depreciation)
----------------------------------------   ----------    ---------------    --------------
GBP 62,310,
  expiring 8/2/02                          $   98,388      $    97,358         $ (1,030)
                                           ----------    ---------------    --------------
                                           ----------    ---------------    --------------
                                            Value at        Value at
            Foreign Currency                July 31,     Settlement Date
             Sale Contract                    2002         Receivable        Appreciation
----------------------------------------   ----------    ---------------    --------------
EUR 4,447,000
  expiring 8/14/02                         $4,353,135      $ 4,452,964         $ 99,829
                                           ----------    ---------------    --------------
                                           ----------    ---------------    --------------

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      During the year ended July 31, 2002, the Fund entered into financial futures contracts. Details of financial futures contracts open at period end are as follows:

                                                       Value at       Value at        Unrealized
Number of                              Expiration      July 31,        Trade         Appreciation
Contracts             Type                Date           2002           Date        (Depreciation)
---------     ---------------------    -----------    ----------     ----------     ---------------
              Long Position:
    11        Eurodollars              Mar. 2003      $2,693,075     $2,628,725        $  64,350
     5        Eurodollars              Jun. 2003       1,219,313      1,193,688           25,625
     8        5 yr. U.S. T-Notes       Sept. 2002        882,625        846,750           35,875
              Short Position:
    27        10 yr. U.S. T-Notes      Sept. 2002      2,986,453      2,986,297             (156)
                                                                                    ---------------
                                                                                       $ 125,694
                                                                                    ---------------
                                                                                    ---------------

      Transactions in written call options during the year ended July 31, 2002 were as follows:

                                                              Number of        Premiums
                                                              Contracts        Received
                                                              ----------       ---------
Options outstanding at July 31, 2001                                 --        $     --
Options written                                                      25          30,696
                                                              ----------       ---------
Options outstanding at July 31, 2002                                 25        $ 30,696
                                                              ----------       ---------
                                                              ----------       ---------

Note 5. Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, overdistribution of net investment income and accumulated net realized loss on investments. For the year ended July 31, 2002, the adjustments were to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $93,445 due to foreign currency losses and paydown loss reclass. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended July 31, 2002, the tax character of dividends paid of $4,119,789 was ordinary income.

      As of July 31, 2002, the accumulated undistributed earnings on a tax basis were $172,313. This differs from the amount shown on the Statement of Assets and
                                                                          65

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Liabilities primarily due to the deferral for federal tax purposes of post-October currency losses of approximately $58,000 and other cumulative timing differences.

      As of July 31, 2002, the capital loss carryforward for tax purposes is approximately $8,507,000 which expires in 2010. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $13,288,000 and currency losses of approximately $58,000 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of July 31, 2002 were as follows:

                                                 Other         Total Net
                                               Cost Basis     Unrealized
 Tax Basis    Appreciation    Depreciation    Adjustments    Depreciation
------------  ------------    ------------    -----------    ------------
$247,679,231   $ 6,428,705    $ 30,441,289     $(141,161)    $ 24,153,745

      The differences between book and tax basis are primarily attributable to the different treatment of amortization of premiums, wash sales and passive foreign investment companies for book and tax purposes. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market of receivables and payables.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2002, the Fund had a 1.94% undivided interest in the joint account. The undivided interest for the Fund represents $7,829,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Greenwich Capital Markets, Inc., 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,800,242.

      UBS Warburg, 1.85%, in the principal amount of $100,000,000, repurchase price $100,005,138, due 8/1/02. The value of the collateral including accrued interest was $102,001,222.

      Bank of America Securities, LLC, 1.85%, in the principal amount of $123,884,000, repurchase price $123,890,366, due 8/1/02. The value of the collateral including accrued interest was $126,400,393.
    66

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

      J.P. Morgan Chase, 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,802,009.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    1,626,004    $ 16,554,072
Shares issued in reinvestment of dividends and distributions     146,940       1,440,660
Shares reacquired                                             (1,678,983)    (16,899,015)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      93,961       1,095,717
Shares issued upon conversion from Class B                       146,653       1,468,951
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    240,614    $  2,564,668
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,384,528    $ 26,932,178
Shares issued in reinvestment of dividends and distributions     305,915       3,288,581
Shares reacquired                                             (1,496,350)    (16,719,530)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,194,093      13,501,229
Shares issued upon conversion from Class B                       222,872       2,518,136
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,416,965    $ 16,019,365
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          67

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2002:
Shares sold                                                    3,289,589    $ 33,193,576
Shares issued in reinvestment of dividends and distributions     185,708       1,821,832
Shares reacquired                                             (2,188,337)    (21,480,205)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,286,960      13,535,203
Shares reacquired upon conversion from Class A                  (147,278)     (1,468,951)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,139,682    $ 12,066,252
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    3,775,256    $ 42,088,513
Shares issued in reinvestment of dividends                       573,011       6,154,140
Shares reacquired                                             (1,383,908)    (15,299,565)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,964,359      32,943,088
Shares reacquired upon conversion from Class A                  (223,494)     (2,518,136)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,740,865    $ 30,424,952
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                    3,265,611    $ 33,060,063
Shares issued in reinvestment of dividends and distributions      62,836         611,082
Shares reacquired                                             (1,186,551)    (11,564,547)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,141,896    $ 22,106,598
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,351,621    $ 14,913,266
Shares issued in reinvestment of dividends                       150,449       1,615,821
Shares reacquired                                               (637,880)     (7,061,147)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    864,190    $  9,467,940
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                      402,803    $  4,154,684
Shares issued in reinvestment of dividends and distributions      12,645         124,980
Shares reacquired                                               (503,938)     (5,078,211)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (88,490)   $   (798,547)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                      399,898    $  4,412,492
Shares issued in reinvestment of dividends and distributions      10,381         111,703
Shares reacquired                                               (123,697)     (1,349,574)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    286,582    $  3,174,621
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights

                                                                              Class A
                                                 -----------------------------------------------------------------
                                                           Year Ended July 31,                November 18, 1998(a)
                                                 ----------------------------------------           Through
                                                    2002           2001           2000           July 31, 1999
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period              $   10.70      $   12.03      $   10.86           $  10.00
                                                 ----------     ----------     ----------           --------
Income from investment operations:
Net investment income                                   .19            .24            .26                .12
Net realized and unrealized gain (loss) on
   investments and foreign currencies                 (1.76)          (.83)          1.25                .83
                                                 ----------     ----------     ----------           --------
      Total from investment operations                (1.57)          (.59)          1.51                .95
                                                 ----------     ----------     ----------           --------
Less distributions
Dividends from net investment income                   (.27)          (.14)          (.26)              (.09)
Distributions from net realized capital gains            --           (.60)          (.08)                --
                                                 ----------     ----------     ----------           --------
      Total dividends and distributions                (.27)          (.74)          (.34)              (.09)
                                                 ----------     ----------     ----------           --------
Net asset value, end of period                    $    8.86      $   10.70      $   12.03           $  10.86
                                                 ----------     ----------     ----------           --------
                                                 ----------     ----------     ----------           --------
TOTAL RETURN(b)                                      (14.92)%        (4.89)%        13.96%              9.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  50,559      $  58,517      $  48,786           $ 20,372
Average net assets (000)                          $  57,234      $  56,627      $  34,809           $ 12,286
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             1.48%          1.54%          1.49%              1.88%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.23%          1.29%          1.24%              1.63%(c)
   Net investment income                               1.68%          2.18%          2.27%              1.59%(c)
For Class A, B, C and Z shares:
  Portfolio turnover rate                               217%           246%           155%                96%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     69

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                                 Class B
                                                 -----------------------------------------------------------------------
                                                              Year Ended July 31,                   November 18, 1998(a)
                                                 ----------------------------------------------           Through
                                                       2002              2001           2000           July 31, 1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                 $  10.63          $   12.01      $   10.85           $  10.00
                                                 ----------------     ----------     ----------           --------
Income from investment operations:
Net investment income                                     .11                .16            .17                .06
Net realized and unrealized gain (loss) on
   investments and foreign currencies                   (1.75)              (.84)          1.23                .83
                                                 ----------------     ----------     ----------           --------
      Total from investment operations                  (1.64)              (.68)          1.40                .89
                                                 ----------------     ----------     ----------           --------
Less distributions
Dividends from net investment income                     (.16)              (.10)          (.16)              (.04)
Distributions from net realized capital gains              --               (.60)          (.08)                --
                                                 ----------------     ----------     ----------           --------
      Total dividends and distributions                  (.16)              (.70)          (.24)              (.04)
                                                 ----------------     ----------     ----------           --------
Net asset value, end of period                       $   8.83          $   10.63      $   12.01           $  10.85
                                                 ----------------     ----------     ----------           --------
                                                 ----------------     ----------     ----------           --------
TOTAL RETURN(b)                                        (15.56)%            (5.72)%        12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $107,775          $ 117,664      $  99,950           $ 58,678
Average net assets (000)                             $116,960          $ 109,534      $  79,855           $ 36,645
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                               2.23%              2.29%          2.24%              2.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.23%              1.29%          1.24%              1.63%(c)
   Net investment income                                  .93%              1.43%          1.48%               .85%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    70                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                                Class C
                                                 ----------------------------------------------------------------------
                                                              Year Ended July 31,                  November 18, 1998(a)
                                                 ---------------------------------------------           Through
                                                       2002              2001          2000           July 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                 $  10.63          $   12.01      $  10.85           $  10.00
                                                     --------         ----------     ---------           --------
Income from investment operations:
Net investment income                                     .11                .16           .17                .06
Net realized and unrealized gain (loss) on
   investments and foreign currencies                   (1.75)              (.84)         1.23                .83
                                                     --------         ----------     ---------           --------
      Total from investment operations                  (1.64)              (.68)         1.40                .89
                                                     --------         ----------     ---------           --------
Less distributions
Dividends from net investment income                     (.16)              (.10)         (.16)              (.04)
Distributions from net realized capital gains              --               (.60)         (.08)                --
                                                     --------         ----------     ---------           --------
      Total dividends and distributions                  (.16)              (.70)         (.24)              (.04)
                                                     --------         ----------     ---------           --------
Net asset value, end of period                       $   8.83          $   10.63      $  12.01           $  10.85
                                                     --------         ----------     ---------           --------
                                                     --------         ----------     ---------           --------
TOTAL RETURN(b)                                        (15.56)%           (5.72)%        12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 47,165          $  34,021      $ 28,040           $ 22,375
Average net assets (000)                             $ 40,465          $  30,623      $ 25,835           $ 18,346
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                               2.23%              2.29%         2.24%              2.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.23%              1.29%         1.24%              1.63%(c)
   Net investment income                                  .95%              1.43%         1.44%               .79%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     71

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Financial Highlights Cont'd.

                                                                                Class Z
                                                 ----------------------------------------------------------------------
                                                              Year Ended July 31,                  November 18, 1998(a)
                                                 ---------------------------------------------           Through
                                                       2002              2001          2000           July 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                  $10.72            $12.05        $  10.87           $  10.00
                                                     -------          ----------     ---------           --------
Income from investment operations:
Net investment income                                    .22               .25             .27                .13
Net realized and unrealized gain (loss) on
   investments and foreign currencies                  (1.77)             (.82)           1.27                .84
                                                     -------          ----------     ---------           --------
      Total from investment operations                 (1.55)             (.57)           1.54                .97
                                                     -------          ----------     ---------           --------
Less distributions
Dividends from net investment income                    (.30)             (.16)           (.28)              (.10)
Distributions from net realized capital gains             --              (.60)           (.08)                --
                                                     -------          ----------     ---------           --------
      Total dividends and distributions                 (.30)             (.76)           (.36)              (.10)
                                                     -------          ----------     ---------           --------
Net asset value, end of period                        $ 8.87            $10.72        $  12.05           $  10.87
                                                     -------          ----------     ---------           --------
                                                     -------          ----------     ---------           --------
TOTAL RETURN(b)                                       (14.70)%           (4.75)%         14.18%              9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $2,749            $4,272        $  1,348           $ 13,578
Average net assets (000)                              $4,262            $2,685        $  4,102           $ 21,914
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                              1.23%             1.29%           1.24%              1.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                              1.23%             1.29%           1.24%              1.63%(c)
   Net investment income                                1.93%             2.39%           2.11%              1.68%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    72                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

            Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Asset Allocation Funds--
Strategic Partners Moderate Growth Fund

In our opinion, the accompanying Statement of Assets and Liabilities, including the portfolio of investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners Moderate Growth Fund (the 'Fund') at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2002
                                                                          73

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2002, the Fund paid an ordinary distribution for Class A, Class B, Class C and Class Z shares of $0.27 per share, $0.16 per share, $0.16 per share and $0.30 per share, respectively, which represents net investment income. Further, we wish to advise you that 44.37% of the ordinary income dividends paid in the fiscal period ended July 31, 2002 qualified for the corporate dividend received deduction available to corporate taxpayers.

      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.33% of the dividends paid from ordinary income in the fiscal year ended July 31, 2002, qualify for each of these states' tax exclusion.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
    74

                                            ANNUAL REPORT SEPTEMBER 30, 2002
       STRATEGIC PARTNERS
       ASSET ALLOCATION FUNDS
       STRATEGIC PARTNERS
       MODERATE GROWTH FUND
                                                             Management of
                                                                 the Trust

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
                                      www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.

       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1998
                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts.
                       Saul K. Fenster, Ph.D. (69)      Currently President Emeritus of New             79
                                                        Jersey Institute of Technology;
                                                        formerly President (1978-2002) of New
                                                        Jersey Institute of Technology;
                                                        Commissioner (1998-2002) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (1985-2002) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.
                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        (First Financial) and
                                                        Director (since 1996) of The
                                                        High Yield Plus Fund, Inc.
                                                        (High Yield Plus).

                       Saul K. Fenster, Ph.D. (69)      Member (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

    76                                                                    77

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
                                       www.strategicpartners.com (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Robert E. La Blanc (68)              Trustee                Since 1999
                       Douglas H. McCorkindale (63)         Trustee                Since 1998
                       W. Scott McDonald, Jr. (65)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom; Trustee of Manhattan
                                                        College.

                       Douglas H. McCorkindale (63)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (65)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        former director of School, College
                                                        and University Underwriters Ltd.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979) (technology),
                                                        of Chartered Semiconductor
                                                        Manufacturing Ltd. (since
                                                        1998) (Singapore), of Titan
                                                        Corporation (electronics,
                                                        since 1995) and of Salient 3
                                                        Communications, Inc. (since
                                                        1995) (technology); Director
                                                        of First Financial Fund
                                                        (since 1999) and Director of
                                                        High Yield Plus (since April
                                                        1999).
                       Douglas H. McCorkindale (63)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        Director of High Yield Plus
                                                        (since 1996).
                       W. Scott McDonald, Jr. (65)

    78                                                                    79

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
                                       www.strategicpartners.com (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Thomas T. Mooney (60)                Trustee                Since 1998
                       Stephen Stoneburn (59)               Trustee                Since 1999
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000
                       Clay T. Whitehead (63)               Trustee                Since 1999
                       P.O. Box 8090
                       McLean, VA 22106-8090
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).
                       Joseph Weber, Ph.D. (78)         Vice President, Finance (retired),              62
                                                        Interclass (international corporate
                                                        learning) since 1991; formerly
                                                        President, The Alliance for Learning;
                                                        retired Vice President, Member of the
                                                        Board of Directors and Member of the
                                                        Executive and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.
                       Clay T. Whitehead (63)           President (since 1983) of National              91
                       P.O. Box 8090                    Exchange Inc. (new business
                       McLean, VA 22106-8090            development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        and Director of High Yield
                                                        Plus (since 1988).

                       Stephen Stoneburn (59)

                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                       P.O. Box 8090                    First Financial and High
                       McLean, VA 22106-8090            Yield Plus.

    80                                                                    81

       Strategic Partners Asset Allocation Funds
       Strategic Partners Moderate Growth Fund         www.strategicpartners.com
                                                                          (800)
225-1852
             Management of the Trust (Unaudited) Cont'd.
       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee
                       *David R. Odenath, Jr (45)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        Prudential Financial, Inc.
                                                        (Prudential); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF).
                                                        Vice President and Director (since
                                                        May 1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr (45)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr (45)


    82                                                                    83

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
                                     www.strategicpartners.com (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.
      Information pertaining to the Officers of the Trust is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2001
                       Grace C. Torres (43)                 Treasurer and          Since 2000
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Marguerite E.H. Morrison (46)        Secretary              since 2002

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI; Vice
                                                        President and Assistant Secretary of
                                                        PIMS (since October 2001), previously
                                                        Vice President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Name, Address** and Age
                       -------------------------------
                       Judy A. Rice (54)

                       Grace C. Torres (43)

                       Marguerite E.H. Morrison (46)


    84                                                                    85

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
                                     www.strategicpartners.com (800) 225-1852
             Management of the Trust (Unaudited) Cont'd.

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.
Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    86                                                                    87
            www.strategicpartners.com  (800) 225-1852

The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

*This Fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

         www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Class A     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 7/31/02
                        One Year       Since Inception
With Sales Charge       -19.18%             -1.13%
Without Sales Charge    -14.92%              0.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

           www.strategicpartners.com  (800) 225-1852

Class B     Growth of a $10,000 Investment
                 (GRAPH)

Average Annual Total Returns as of 7/31/02
                        One Year       Since Inception
With Sales Charge       -19.71%            -1.05%
Without Sales Charge    -15.56%            -0.56%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Class C     Growth of a $10,000 Investment
                 (GRAPH)

Average Annual Total Returns as of 7/31/02
                        One Year       Since Inception
With Sales Charge       -17.23%             -0.83%
Without Sales Charge    -15.56%             -0.56%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.strategicpartners.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
                 (GRAPH)

Average Annual Total Returns as of 7/31/02
One Year       Since Inception
-14.70%             0.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners Moderate Growth Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Mgmt. Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
  Class A       PAMGX    86276X889
  Class B       DMGBX    86276X871
  Class C       PIMGX    86276X863
  Class Z       PDMZX    86276X855

MFSP504E3       IFS-A074130

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                        ANNUAL REPORT JULY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS
HIGH GROWTH FUND

Objective: Seeks Long-Term Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners High Growth Fund's investment objective is long-term capital appreciation. The Fund is designed for investors who want investment professionals to make their asset allocation decisions, that is, it invests in a diversified portfolio of stocks. The Fund is periodically rebalanced in accordance with its asset allocation strategy.
There can be no assurance that the Fund will achieve its investment objective.

ABSOLUTE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways. The first considers how much more (or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average
(the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark index for that class. If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them. This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the
performance of your Strategic Partners Asset
Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

        www.strategicpartners.com  (800) 225-1852

Annual Report  July 31, 2002

Cumulative Total Returns1             As of 7/31/02

                                    One Year    Since Inception2
Class A                              -21.49%         -3.17%
Class B                              -22.08          -5.68
Class C                              -22.08          -5.68
Class Z                              -21.35          -2.15
Lipper Multi-Cap Core Funds Avg.3    -22.62          -8.04
S&P 500 Index4                       -23.62         -17.89

Average Annual Total Returns1         As of 6/30/02

                                    One Year    Since Inception2
Class A                              -18.32%          0.87%
Class B                              -18.94           1.09
Class C                              -16.38           1.30
Class Z                              -13.76           2.61

Past performance is not indicative of future
results. Principal and investment return will
fluctuate, so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1 Source: Prudential Investments
LLC and Lipper Inc. The cumulative total
returns do not take into account sales charges.
The average annual total returns do take into
account applicable sales charges. Without the
distribution and service (12b-1) fee waiver for
Class A shares, the returns would have been
lower. The Fund charges a maximum front-end
sales charge of 5% for Class A shares. Class B
shares are subject to a declining contingent
deferred sales charge (CDSC) of 5%, 4%, 3%, 2%,
1%, and 1% for the first six years
respectively. Approximately seven years after
purchase, Class B shares will automatically
convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales
charge of 1% and a CDSC of 1% for shares
redeemed within 18 months of purchase. Class Z
shares are not subject to a sales charge or
distribution and service (12b-1) fees. The
cumulative and average annual total returns in
the tables above do not reflect the deduction
of taxes that a shareholder would pay on fund
distributions or following the redemption of
fund shares. 2 Inception date: Class A, B, C,
and Z, 11/18/98. 3 The Lipper Average is
unmanaged, and is based on the average return
for all funds in each share class for the one-
year and since inception periods in the Lipper
Multi-Cap Core Funds category. Funds in the
Lipper Multi-Cap Core Funds Average invest in a
variety of market capitalization ranges without
concentrating 75% of their equity assets in any
one market capitalization range over an
extended period of time. Multi-cap funds
typically have between 25% and 75% of their
assets invested in companies with market
capitalizations (on a three-year weighted
basis) above 300% of the dollar-weighted median
market capitalization of the middle 1,000
securities of the Standard & Poor's (S&P)
SuperComposite 1500 Index. Multi-cap core funds
have more latitude in the companies in which
they invest. These funds typically have an
average price-to-earnings ratio, price-to-book
ratio, and three-year sales-per-share growth
value, compared to the S&P SuperComposite 1500
Index. 4 The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an
unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how stock
prices have performed. Investors cannot invest
directly in an index. The returns for the
Lipper Average and S&P 500 Index would be lower
if they included the effect of sales charges,
operating expenses, or taxes.
                                     1

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS

                                        September 16, 2002
DEAR SHAREHOLDER,

The events of the past 12 months--economic recession, accounting and corporate governance scandals, terrorist attacks, turbulence in the Middle East, and fear that economic recovery will be slow--have shaken the confidence of many investors. In times like these, we believe the Strategic Partners Asset Allocation Funds are particularly appealing. Markets can move very quickly, and investors who have tried to time shifts from one asset class to another have generally not helped their long-term returns.
The preferred conservative approach is to have an asset allocation target that suits your personal investment goals, time horizon, and tolerance for volatility, and then to avoid being pressured to change it by current events.
When the various asset classes perform in dramatically different ways, as they have been doing over the past several years, your Strategic Partners High Growth
Fund's rebalancing discipline will not only maintain your target allocation, but it may also enhance your return somewhat as it maneuvers to stay on course.

With Strategic Partners mutual funds, you have the added comfort of knowing that our Strategic
Investment Research Group regularly monitors the funds' investment advisers for consistent adherence to their style objectives, as well as for changes in practices or personnel that might affect their performance. During this reporting period, for example, we changed the adviser for the funds' small/mid-cap value stocks.

In the following pages, we explain the
Strategic Partners High Growth Fund's loss and its slight outperformance of its benchmark over this reporting period. We appreciate your confidence in Strategic Partners mutual funds through these difficult times.

Sincerely,

David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Annual Report  July 31, 2002

INVESTMENT ADVISERS' REPORT

AN EVENTFUL FISCAL YEAR
The 12 months ended July 31, 2002, included a series of unexpected events of historical importance. The reporting period began in the middle of a very steep stock market decline as investors digested the signs that the U.S.
economy was contracting. Expectations and share prices had previously been raised by the longest period of continuous economic growth in U.S. history. Not long into the reporting period, investors' expectations were jarred again by the first external attack on the United States since World War II. In response to both the economic slowdown and the terrorist shock, the Federal Reserve began to drive down interest rates very aggressively, pushing short-term rates to their lowest level in 40 years. The European and United Kingdom Central
Banks also reduced interest rates.

Investors expected the low interest rates to trigger an economic recovery, which it did, pushing share prices higher in the fourth quarter of 2001. During that brief wave of optimism, growth stocks responded most vigorously. Then the record for the largest bankruptcy in U.S. history was broken twice in short order by Enron and WorldCom. A leading accounting firm and several large, respected companies were involved in a string of accounting scandals and restatements of financial reports. Many investors lost confidence in the accuracy of audited financial reports and once again turned away from equity investments and toward bonds, cash, real estate, and gold. In addition, during the first half of 2002, the U.S. dollar began a long-predicted correction of its overvaluation against other currencies.

The string of confidence-rattling issues did not go unaddressed. Accounting firms, Congress, the Securities and Exchange Commission (SEC), the New York Stock Exchange, and several corporations took steps to restore the credibility of financial reporting. These steps included measures to remove even the appearance of conflicts of interest by auditors and securities analysts, tighter standards for the independence of corporate directors from

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Annual Report  July 31, 2002

management, more detailed financial reports, and a requirement that corporate CEOs and CFOs take personal legal responsibility for the accuracy of their firms' financial statements.

In the United States, the only sectors to show rising net share prices over the period were large-cap consumer staples, buoyed by the continuing strength of consumer spending, and small-cap financial services, driven by continued consumer borrowing for houses, autos, and other goods. Since the issues that affected equity investing concerned the pace of economic and earnings growth and the reliability of future earnings estimates, growth stocks fared worse. Both large-cap and small-cap growth stocks had a dismal 12 months. The depressed level of spending on technology upgrades kept both large-cap and small-cap technology stocks at or near the bottom of the market with sector average stock declines greater than 40%.

Enron's bankruptcy caused a retreat from industries that were very dependent upon debt financing, including energy utilities, and cable systems. Investors also moved away from large companies whose financial statements were complicated because they had grown through many acquisitions. Even such respected firms as General
Electric (GE) and American International Group (AIG) saw their share prices drop sharply.

Losses were more moderate in the large- and small-cap materials and processing sectors. The materials industries have gone through a period of consolidation and cost cutting, and were expected to benefit from an economic recovery. Gold mining companies also benefited from the political and economic uncertainty and the dollar's decline, all of which increased demand for gold.

           www.strategicpartners.com  (800) 225-1852

Asset Class Index Returns             As of 7/31/02

                       (GRAPH)

Source: Prudential Investments LLC and Lipper Inc.

The performance cited does not represent the performance of any of the Strategic Partners
Asset Allocation Funds. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation.
Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International
Europe, Australasia, and Far East Index (MSCI
EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Annual Report  July 31, 2002

Small-cap value stocks were the best-performing equity class, although even they fell over the period. The profits of small companies usually respond more emphatically to changes in economic activity. In fact, in the last quarter of 2001 and the first half of 2002, the earnings of small-cap companies first declined less and then grew more than those of large caps. Bread-and-butter small companies were expected to benefit most from the improving economy. By "bread and butter," we mean companies whose products have an established demand, and whose profitability is not dependent upon the rapid growth of a new market: healthcare, food, and consumer services firms. In addition, small-cap value stocks continued their recovery from an extremely undervalued period at the onset of this bear market. Such corrections often overshoot, and may have done so during this reporting period.

Stock markets outside the United States were driven by the same factors as U.S. markets:
strong in the fourth quarter of 2001, but very weak over the rest of the reporting period. The decline in 2002 of the MSCI EAFE Index-- representing developed country markets--affected all sectors. European stocks were hit by reports of a sluggish 0.1% rise in Euro-zone
GDP in the first quarter, which eroded
confidence in the recovery's robustness.
Surprisingly, Japanese stocks fell only
modestly and outperformed the rest of the world's markets over this reporting period even as Moody's downgraded Japan's long-term debt rating because of its escalating public debt.
However, sharp gains in both the euro and yen against the U.S. dollar significantly mitigated the declines for U.S. dollar-based investors.

YOUR FUND'S PERFORMANCE
The Strategic Partners High Growth Fund
performed slightly better than the Lipper
Multi-Cap Core Funds Average and the S&P 500
Index largely because of its substantial allocation to international stocks and its relatively high allocation to small/mid-cap value stocks. Although both of these asset classes fell sharply, they held up much better than other sectors of the equity market. Both of the Fund's growth style allocations
        www.strategicpartners.com  (800) 225-1852

and its international stocks slightly
outperformed their respective benchmarks, but the impact was more than offset by the underperformance of both of its value style allocations.

International stocks--as measured by the MSCI
EAFE Index representing large-cap stocks in the developed country markets in Europe,
Australasia, and the Far East--performed more or less in line with domestic large-cap value stocks, and the portfolio performed marginally better than that benchmark. During the early part of the reporting period, its holdings in companies that were aggressively restructuring their operations to improve their profitability detracted from return. Such companies, with low current profitability but the potential to improve through restructuring, have always played a role in the strategy of the portfolio's subadviser. However, an economic downturn makes implementing a major restructuring much more difficult.

Toward the end of 2001, the Fund shifted capital from companies engaged in restructuring into those with a more consistent history of financial productivity in a variety of environments. In the falling markets of 2002, the Fund's continued focus on stocks that were inexpensive compared with their earnings helped its performance, particularly in the telecommunications sector. Its telecommunications and technology holdings outperformed the corresponding sectors in the benchmark, and its underweight in technology also helped its return. The Fund was negatively affected by its underweight in healthcare and its overweight in financials compared with the Index.

We changed subadvisers for the Fund's small-cap
value stocks during this reporting period.
Early in the reporting period, the portfolio's
performance was helped by a strong selection of
technology and consumer discretionary stocks.
Under its new subadviser, in the poorer markets
later in the period,  the portfolio's
overweight of technology stocks and underweight
of financials detracted from its performance.
Its return was helped by housing stocks and by
several energy holdings.
                                     7

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Annual Report  July 31, 2002

Among equity investments, growth stocks
performed worse than value stocks because the falling market represented skepticism about earnings growth rates. Their 25% allocation meant that large-cap growth stocks had the greatest negative impact on the Fund's return, despite a modest outperformance by the Fund in this asset class. The largest detractions came from technology, media, and specialty retail stocks, and from financial firms that were exposed to the poor capital market environment or to consumer borrowing. Citigroup, the largest detractor, fit both of the latter criteria. The Fund had positive contributions from the defense contractor Northrop Grumman, from Pharmacia (a drug company that during this period agreed to be acquired by Pfizer), and from several consumer stocks, including Kohl's, Gillette, and Procter & Gamble.

Large-cap value stocks, also a 25% allocation, made the second-largest absolute detraction, underperforming a poor market, albeit not nearly as bad as that for growth stocks.
Telecommunication services companies, such as the wireless firms Western Wireless and Sprint
PCS, detracted heavily. The Fund had some exposure to Enron and Adelphia--two companies where accounting irregularities have been alleged. Although these were not large positions, the stocks fell substantially.
Williams Companies was also a large detractor, in part as a by-product of the attention to Enron, because it is in the energy trading business. On the positive side, return was supported by tobacco and health service companies, and by good stock selection among the drug companies. Wyeth was the largest contributor.

The impact of small-cap growth stocks was less because of the Fund's smaller allocation to them, but the asset class fell further than the large caps, making it the worst performer. The impact was mitigated somewhat by the outperformance of the asset class average by the Fund's holdings. This was due primarily to an emphasis on energy stocks and certain groups of technology stocks at times when they performed relatively well, e.g., software and semiconductor equipment manufacturers during the latter half of the reporting period. Some of these positions were sold or trimmed to take profits.

Strategic Partners High Growth Fund Management Team

8

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        www.strategicpartners.com  (800) 225-1852


            [This page intentionally left blank.]

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Annual Report  July 31, 2002

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and domestic and international markets-- it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time. In addition, we rebalance the Strategic Partners High Growth Fund to restore the original weighting of different asset classes.

REBALANCING
The Strategic Partners High Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target:
the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners High
Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic
Partners Asset Allocation Funds do it all for you.

         www.strategicpartners.com  (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Global investing has a worldwide scope, while international investing generally means markets outside the United States. A U.S. domestic portfolio, together with an international portfolio, provides global scope.

Strategic Partners High Growth Fund Diversification Target

                         (GRAPH)

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.6%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  1.4%
      4,700      Boeing Co.                                         $        195,144
      4,100      General Dynamics Corp.                                      331,772
      6,000      Lockheed Martin Corp.                                       384,660
      8,800      Northrop Grumman Corp.                                      974,160
                                                                    ----------------
                                                                           1,885,736
-------------------------------------------------------------------------------------
Air Freight & Couriers  0.4%
     12,800      Airborne, Inc.                                              173,056
     19,000      Forward Air Corp.(a)                                        412,490
                                                                    ----------------
                                                                             585,546
-------------------------------------------------------------------------------------
Airlines  0.5%
     12,800      Atlantic Coast Airlines Holdings, Inc.(a)                   200,320
     16,100      Continental Airlines, Inc. (Class B)(a)                     172,592
     16,600      Delta Air Lines, Inc.                                       258,628
                                                                    ----------------
                                                                             631,540
-------------------------------------------------------------------------------------
Auto Components  0.7%
     18,600      Federal Signal Corp.                                        389,112
     12,900      Gentex Corp.(a)                                             376,551
      4,200      Superior Industries International, Inc.                     184,254
                                                                    ----------------
                                                                             949,917
-------------------------------------------------------------------------------------
Automobiles  1.3%
     10,890      Bayerische Motoren Werke (BMW) AG (Germany)                 410,522
     11,200      Harley-Davidson, Inc.                                       530,432
     80,000      Nissan Motor Co., Ltd. (Japan)                              559,804
     15,200      Toyota Motor Corp. (Japan)                                  363,639
                                                                    ----------------
                                                                           1,864,397
-------------------------------------------------------------------------------------
Banks  5.1%
     38,700      ABN AMRO Holdings NV (Netherlands)                          550,162
     30,500      Allied Irish Banks PLC (Ireland)                            355,843
     12,100      Astoria Financial Corp.                                     407,165

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,900      Bank of America Corp.                              $        525,350
     13,500      Bank of Ireland (Ireland)                                   153,534
     14,300      Bank One Corp.                                              556,413
     42,300      BankUnited Financial Corp. (Class A)(a)                     719,100
     16,400      BNP Paribas SA (France)                                     753,778
      6,200      Commerce Bancorp, Inc.                                      286,564
      6,500      Hibernia Corp. (Class A)                                    135,070
     74,800      HSBC Holdings PLC (United Kingdom)                          858,866
      4,000      Investors Financial Services Corp.                          123,080
     37,850      Overseas-Chinese Banking Corp., Ltd. (Singapore)            244,868
     29,300      San Paolo Imi SpA (Italy)                                   224,352
      1,000      Silicon Valley Bancshares(a)                                 21,630
     27,900      Standard Chartered PLC (United Kingdom)                     283,523
     12,800      UBS AG (Switzerland)(a)                                     564,038
      2,400      Umpqua Holdings Corp.                                        36,984
     36,904      United Overseas Bank, Ltd. (Singapore)                      270,163
                                                                    ----------------
                                                                           7,070,483
-------------------------------------------------------------------------------------
Beverages  2.1%
     18,300      Coca-Cola Co.                                               913,902
     55,700      Diageo PLC (United Kingdom)                                 675,233
     16,310      Heineken NV (Netherlands)                                   667,609
     16,200      PepsiCo, Inc.                                               695,628
                                                                    ----------------
                                                                           2,952,372
-------------------------------------------------------------------------------------
Biotechnology  1.1%
     16,600      Amgen, Inc.(a)                                              757,624
     17,000      Genentech, Inc.(a)                                          590,750
      7,600      MedImmune, Inc.(a)                                          226,024
      6,100      Ortec International, Inc.(a)                                  6,100
                                                                    ----------------
                                                                           1,580,498
-------------------------------------------------------------------------------------
Building Products  0.3%
      8,100      Crane Co.                                                   186,138
     17,200      Watsco, Inc.                                                244,240
                                                                    ----------------
                                                                             430,378

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Chemicals  1.8%
     13,000      Akzo Nobel NV (Netherlands)                        $        461,258
      4,700      Cabot Corp.                                                 116,184
      5,700      FMC Corp.(a)                                                140,448
     23,600      IMC Global, Inc.                                            256,060
     16,800      Lyondell Chemical Co.                                       221,760
      7,100      Minerals Technologies, Inc.                                 265,185
     16,100      NOVA Chemicals Corp. (Canada)                               330,694
     20,700      Solutia, Inc.                                               129,582
      7,500      The Scotts Co. (Class A)(a)                                 341,250
      7,300      Valspar Corp.                                               296,672
                                                                    ----------------
                                                                           2,559,093
-------------------------------------------------------------------------------------
Commercial Services & Supplies  2.6%
     17,900      Administaff, Inc.(a)                                        134,250
     24,600      Allied Waste Industries, Inc.(a)                            162,360
      5,700      CDI Corp.(a)                                                161,538
      7,300      Concord EFS, Inc.(a)                                        142,350
      1,100      CoStar Group, Inc.(a)                                        23,100
     20,900      Global Payments, Inc.                                       543,400
      3,600      Headwaters, Inc.(a)                                          50,652
      7,500      Heidrick & Struggles International, Inc.(a)                 116,625
      1,000      John H. Harland Co.                                          24,290
     11,100      Kelly Services, Inc. (Class A)                              276,834
      7,200      MAXIMUS, Inc.(a)                                            170,784
      6,600      NCO Group, Inc.(a)                                           96,360
     18,200      NDCHealth Corp.                                             392,938
      6,200      Pegasus Solutions, Inc.(a)                                   98,828
     10,800      Plexus Corp.(a)                                             150,120
     14,400      ProBusiness Services, Inc.(a)                               141,120
     17,400      Republic Services, Inc.(a)                                  306,240
      9,500      Resources Connection, Inc.(a)                               174,990
     19,100      US Liquids, Inc.(a)                                          36,290
     18,300      Waste Management, Inc.                                      433,161
                                                                    ----------------
                                                                           3,636,230

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Communications Equipment  1.7%
     83,700      3Com Corp.(a)                                      $        377,487
     10,900      Adaptec, Inc.(a)                                             64,310
     20,900      Advanced Fibre Communications, Inc.(a)                      360,107
     14,300      Anaren Microwave, Inc.(a)                                   111,540
     15,200      Avocent Corp.(a)                                            228,456
     53,800      Cisco Systems, Inc.(a)                                      709,622
     11,600      Ixia(a)                                                      63,104
     21,900      Nokia Oyj (Finland)                                         272,684
      1,700      Nokia Oyj ADR (Finland)                                      21,080
     16,700      Powerwave Technologies, Inc.(a)                             102,538
      9,100      Sierra Wireless, Inc.(a)                                     23,205
                                                                    ----------------
                                                                           2,334,133
-------------------------------------------------------------------------------------
Computers & Peripherals  1.7%
     11,000      Advanced Digital Information Corp.(a)                        57,200
     22,100      Dell Computer Corp.(a)                                      550,953
     67,500      EMC Corp.(a)                                                506,250
     86,747      Hewlett-Packard Co.                                       1,227,470
                                                                    ----------------
                                                                           2,341,873
-------------------------------------------------------------------------------------
Construction & Engineering  0.1%
     30,200      McDermott International, Inc.(a)                            141,638
-------------------------------------------------------------------------------------
Construction Materials  0.2%
     22,477      CRH PLC (Ireland)                                           337,164
-------------------------------------------------------------------------------------
Containers & Packaging  0.6%
      9,100      Pactiv Corp.(a)                                             165,347
     13,600      Temple-Inland, Inc.                                         730,320
                                                                    ----------------
                                                                             895,667
-------------------------------------------------------------------------------------
Diversified Financials  8.1%
     10,600      A.G. Edwards, Inc.                                          364,640
      6,100      Acom Co., Ltd. (Japan)                                      367,764
      2,100      Aiful Corp. (Japan)                                         133,622
     31,500      American Express Co.                                      1,110,690

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     22,300      AmeriCredit Corp.(a)                               $        435,965
      3,000      BlackRock, Inc.(a)                                          125,850
     52,600      Citigroup, Inc.                                           1,764,204
      3,800      Doral Financial Corp. (Puerto Rico)                         145,692
     16,800      Eaton Vance Corp.                                           449,568
     20,400      Fortis (Belgium)                                            340,409
      8,000      Freddie Mac                                                 495,600
     18,400      Goldman Sachs Group, Inc.                                 1,345,960
     19,300      ING Groep NV (Netherlands)                                  418,178
     26,400      Investor AB (Sweden)                                        173,532
     11,300      Jeffries Group, Inc.                                        450,870
      7,200      Knight Trading Group, Inc.(a)                                29,448
     16,600      Lehman Brothers Holdings, Inc.                              941,386
     12,400      MBNA Corp.                                                  240,436
     11,900      Merrill Lynch & Co., Inc.                                   424,235
      3,700      Morgan Stanley Dean Witter & Co.                            149,295
     95,000      Nikko Cordial Corp. (Japan)                                 401,399
      3,500      Orix Corp. (Japan)                                          241,699
     11,900      Principal Financial Group, Inc.(a)                          341,649
     15,800      Raymond James Financial, Inc.                               429,760
                                                                    ----------------
                                                                          11,321,851
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  2.6%
      4,300      ALLTEL Corp.                                                174,236
     37,500      AT&T Corp.                                                  381,750
     25,700      BellSouth Corp.                                             690,045
     76,430      BT Group PLC (United Kingdom)                               240,589
    131,400      Koninklijke KPN NV (Netherlands)(a)                         615,793
         72      Nippon Telegraph & Telephone Corp. (Japan)                  294,599
     12,700      SBC Communications, Inc.                                    351,282
     86,100      Telecom Italia SpA (Italy)                                  680,377
      8,100      Verizon Communications, Inc.                                267,300
                                                                    ----------------
                                                                           3,695,971
-------------------------------------------------------------------------------------
Electric Utilities  1.1%
     37,000      CLP Holdings, Ltd. (Hong Kong)                              144,685
     11,200      E. ON AG (Germany)                                          548,485

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     30,800      Endesa SA (Spain)                                  $        343,037
     10,500      PG&E Corp.(a)                                               145,950
     14,300      PNM Resources, Inc.                                         285,285
                                                                    ----------------
                                                                           1,467,442
-------------------------------------------------------------------------------------
Electrical Equipment  0.5%
      8,300      C&D Technologies, Inc.                                      127,571
     11,100      Harris Corp.                                                356,421
     20,900      Power-One, Inc.(a)                                           95,304
      3,000      Schneider Electric SA (France)                              144,327
                                                                    ----------------
                                                                             723,623
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  2.2%
     15,400      Arrow Electronics, Inc.(a)                                  262,878
      8,600      Cognex Corp.(a)                                             132,182
     30,300      DDI Corp.(a)                                                 19,392
     14,600      Electro Scientific Industries, Inc.(a)                      262,216
     11,200      FLIR Systems, Inc.(a)                                       458,080
     36,800      Ingram Micro, Inc. (Class A)(a)                             404,800
      9,200      Merix Corp.(a)                                               57,500
      8,100      Mettler-Toledo International, Inc.
                  (Switzerland)(a)                                           230,445
      4,700      Park Electrochemical Corp.                                   94,000
      3,100      Roper Industries, Inc.                                       92,225
      7,400      Sirenza Microdevices, Inc.(a)                                11,026
     66,600      Solectron Corp.(a)                                          266,400
     10,000      Technitrol, Inc.                                            187,500
      9,500      Trimble Navigation, Ltd.(a)                                 124,355
      6,300      TTM Technologies, Inc.(a)                                    19,908
     12,500      Varian, Inc.(a)                                             398,125
                                                                    ----------------
                                                                           3,021,032
-------------------------------------------------------------------------------------
Energy Equipment & Services  2.3%
     10,500      Cal Dive International, Inc.(a)                             201,390
     20,900      ENSCO International, Inc.                                   540,265
     17,578      FMC Technologies, Inc.(a)                                   325,193
     20,400      GlobalSantaFe Corp.                                         459,816
     13,100      Patterson-UTI Energy, Inc.(a)                               313,221

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     20,300      Schlumberger, Ltd.                                 $        871,276
      9,500      Superior Energy Services, Inc.(a)                            77,520
      9,200      Weatherford International, Ltd.(a)                          373,152
                                                                    ----------------
                                                                           3,161,833
-------------------------------------------------------------------------------------
Food & Drug Retailing  0.7%
     47,300      Boots Co. PLC (United Kingdom)                              414,534
      5,600      Carrefour SA (France)                                       243,771
     83,900      Tesco PLC (United Kingdom)                                  286,713
                                                                    ----------------
                                                                             945,018
-------------------------------------------------------------------------------------
Food Products  1.2%
      9,100      Bunge, Ltd.                                                 186,095
     37,200      Cadbury Schweppes PLC (United Kingdom)                      257,735
     20,400      ConAgra Foods, Inc.                                         512,244
     24,300      Sara Lee Corp.                                              455,382
     33,000      Unilever PLC (United Kingdom)(a)                            289,983
                                                                    ----------------
                                                                           1,701,439
-------------------------------------------------------------------------------------
Gas Utilities  1.1%
     26,100      El Paso Corp.                                               377,145
      9,900      Energen Corp.                                               244,530
     12,400      NiSource, Inc.                                              245,520
     20,000      Oneok, Inc.                                                 370,000
     15,600      Sempra Energy                                               330,720
                                                                    ----------------
                                                                           1,567,915
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  1.9%
     37,268      Amersham PLC (United Kingdom)                               314,971
     15,500      Baxter International, Inc.                                  618,605
      9,600      Cooper Cos., Inc.                                           421,440
     17,300      Diagnostic Products Corp.                                   621,070
      9,700      Varian Medical Systems, Inc.(a)                             405,460
      9,400      Wilson Greatbatch Technologies, Inc.(a)                     219,490
                                                                    ----------------
                                                                           2,601,036
-------------------------------------------------------------------------------------
Health Care Providers & Services  3.0%
      3,000      AmerisourceBergen Corp.                                     200,970

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      5,300      Anthem, Inc.(a)                                    $        359,764
     32,200      Covance, Inc.(a)                                            545,468
     24,200      HCA, Inc.                                                 1,137,400
     14,700      Lincare Holdings, Inc.(a)                                   461,286
     14,000      Orthodontic Centers of America, Inc.(a)                     196,700
     16,300      Pediatrix Medical Group, Inc.(a)                            485,740
     26,000      Pharmaceutical Product Development, Inc.(a)                 599,248
     16,100      Quintiles Transnational Corp.(a)                            159,873
      8,100      Service Corp. International(a)                               18,225
      7,400      Stewart Enterprises, Inc. (Class A)(a)                       39,516
                                                                    ----------------
                                                                           4,204,190
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  2.1%
     16,500      Brinker International, Inc.(a)                              537,900
     10,800      CEC Entertainment, Inc.(a)                                  407,160
      2,300      Four Seasons Hotels, Inc.                                    87,860
      3,500      Jack In The Box, Inc.(a)                                     96,950
     14,600      Marriott International, Inc. (Class A)                      489,100
     14,100      McDonald's Corp.                                            348,975
      9,400      Outback Steakhouse, Inc.(a)                                 300,236
     16,500      Starbucks Corp.(a)                                          323,895
     14,300      Station Casinos, Inc.(a)                                    188,760
     18,500      WMS Industries, Inc.(a)                                     195,175
                                                                    ----------------
                                                                           2,976,011
-------------------------------------------------------------------------------------
Household Durables  2.2%
     29,550      D.R. Horton, Inc.                                           656,010
      2,100      Furniture Brands International, Inc.(a)                      53,340
     12,000      Harman International Industries, Inc.                       517,200
     27,300      Hovnanian Enterprises, Inc. (Class A)(a)                    779,142
     20,147      Philips Electronics NV (Netherlands)                        456,283
      6,000      Snap-On, Inc.                                               163,020
     10,500      Sony Corp. (Japan)                                          474,339
                                                                    ----------------
                                                                           3,099,334
-------------------------------------------------------------------------------------
Household Products  0.6%
      9,000      Kao Corp. (Japan)                                           202,912

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,200      Procter & Gamble Co.                               $        640,728
                                                                    ----------------
                                                                             843,640
-------------------------------------------------------------------------------------
Industrial Conglomerates  0.7%
      5,700      3M Co.                                                      717,231
      4,400      Siemens AG (Germany)                                        217,849
                                                                    ----------------
                                                                             935,080
-------------------------------------------------------------------------------------
Insurance  5.0%
     30,035      Alleanza Assicurazioni (Italy)                              227,036
      1,271      Allianz AG (Germany)                                        181,060
     12,600      Allstate Corp.                                              478,926
     16,450      American International Group, Inc.                        1,051,484
      7,200      AmerUs Group Co.                                            229,536
     12,800      Commerce Group, Inc.                                        474,880
     23,000      Hartford Financial Services Group, Inc.                   1,163,800
      3,000      IPC Holdings, Ltd.                                           94,920
      9,000      Lincoln National Corp.                                      330,210
      8,500      Loews Corp.                                                 403,240
     15,500      Philadelphia Consolidated Holding Corp.(a)                  623,565
      8,900      Protective Life Corp.                                       284,800
      9,900      Reinsurance Group of America, Inc.                          294,030
     16,000      XL Capital, Ltd. (Class A)                                1,185,600
                                                                    ----------------
                                                                           7,023,087
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.2%
     12,700      USA Interactive(a)                                          280,022
-------------------------------------------------------------------------------------
Internet Software & Services  0.1%
      6,500      MatrixOne, Inc.(a)                                           43,550
      4,000      SkillSoft Corp.(a)                                           32,920
      3,100      SmartForce Public Ltd., Co. ADR(a)                           10,571
     10,900      webMethods, Inc.(a)                                          95,811
                                                                    ----------------
                                                                             182,852
-------------------------------------------------------------------------------------
IT Consulting & Services  0.1%
      9,500      Inforte Corp.(a)                                             76,000

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     13,300      Keane, Inc.(a)                                     $        109,725
                                                                    ----------------
                                                                             185,725
-------------------------------------------------------------------------------------
Machinery  0.8%
     31,400      CNH Global NV (Netherlands)                                  88,548
      3,600      CUNO, Inc.(a)                                               117,576
      8,900      Navistar International Corp.(a)                             229,531
      3,500      Oshkosh Truck Corp.                                         192,325
      6,200      Pentair, Inc.                                               252,154
      7,000      Reliance Steel & Aluminum Co.                               173,600
                                                                    ----------------
                                                                           1,053,734
-------------------------------------------------------------------------------------
Media  5.0%
     16,500      Acme Communications, Inc.(a)                                145,200
      5,200      AOL Time Warner, Inc.(a)                                     59,800
     21,500      Entravision Communications Corp. (Class A)(a)               215,000
     16,300      General Motors Corp. (Class H)(a)                           161,370
      6,800      Knight-Ridder, Inc.                                         411,740
     10,450      Lagardere SCA (France)                                      432,970
     16,900      Lamar Advertising Co.(a)                                    533,702
     68,200      Liberty Media Corp. (Class A)(a)                            536,052
     23,200      New York Times Co. (Class A)                              1,049,800
     28,100      News Corp. Ltd., ADR (Australia)(a)                         477,700
     81,800      Sinclair Broadcast Group, Inc. (Class A)(a)                 961,150
     18,200      Univision Communications, Inc. (Class A)(a)                 520,338
     36,124      Viacom, Inc. (Class B)(a)                                 1,406,307
      3,103      Wolters Kluwer NV (Netherlands)(a)                           47,429
                                                                    ----------------
                                                                           6,958,558
-------------------------------------------------------------------------------------
Metals & Mining  1.0%
     11,300      Alcoa, Inc.                                                 305,665
     83,183      BHP Billiton, Ltd. (Australia)                              431,456
      6,600      Cleveland-Cliffs, Inc.(a)                                   161,040
     21,800      Freeport-McMoRan Copper & Gold, Inc. (Class
                  B)(a)                                                      332,886
     13,300      Stillwater Mining Co.(a)                                    126,350
                                                                    ----------------
                                                                           1,357,397

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Multiline Retail  3.2%
     13,700      Costco Wholesale Corp.(a)                          $        477,719
     18,400      Federated Department Stores, Inc.(a)                        692,024
     24,800      Fred's, Inc.                                                730,360
     18,200      Kohl's Corp.(a)                                           1,201,200
     12,400      Metro AG (Germany)                                          318,519
      5,500      Tuesday Morning Corp.(a)                                     83,490
     19,300      Wal-Mart Stores, Inc.                                       949,174
                                                                    ----------------
                                                                           4,452,486
-------------------------------------------------------------------------------------
Multi - Utilities  0.2%
     13,250      Suez Lynonnaise des Eaux (France)(a)                        288,390
-------------------------------------------------------------------------------------
Office Electronics  0.8%
     13,000      Canon, Inc. (Japan)                                         440,729
    106,300      Xerox Corp.(a)                                              738,785
                                                                    ----------------
                                                                           1,179,514
-------------------------------------------------------------------------------------
Oil & Gas  5.7%
     91,717      BP PLC (United Kingdom)                                     712,103
     17,100      Chesapeake Energy Corp.(a)                                   91,485
     59,900      ENI SpA (Italy)                                             904,985
     22,300      Exxon Mobil Corp.                                           819,748
     13,700      Occidental Petroleum Corp.                                  371,133
     19,800      PetroQuest Energy, Inc.(a)                                   76,032
     29,700      Pioneer Natural Resources Co.(a)                            719,037
      2,700      Premcor, Inc.(a)                                             58,860
     18,200      Royal Dutch Petroleum Co. (Netherlands)                     831,513
      6,300      Spinnaker Exploration Co.(a)                                177,282
     13,900      Stone Energy Corp.(a)                                       472,322
     27,100      Swift Energy Co.(a)                                         359,346
     17,500      Talisman Energy, Inc.                                       712,075
      4,990      TotalFinaElf SA (France)                                    721,613
      6,333      TotalFinaElf SA, ADR (France)                               459,459
     27,800      XTO Energy, Inc.                                            499,010
                                                                    ----------------
                                                                           7,986,003

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Forest Products  1.5%
     12,200      Boise Cascade Corp.                                $        353,678
     26,700      International Paper Co.                                   1,063,194
     12,600      Weyerhaeuser Co.                                            740,250
                                                                    ----------------
                                                                           2,157,122
-------------------------------------------------------------------------------------
Personal Products  0.4%
     19,100      Gillette Co.                                                628,008
-------------------------------------------------------------------------------------
Pharmaceuticals  5.7%
     19,600      Abbott Laboratories                                         811,636
     15,100      Alpharma, Inc. (Class A)                                    168,516
      9,500      Barr Laboratories, Inc.(a)                                  579,500
     47,300      GlaxoSmithKline PLC (United Kingdom)                        918,478
     14,500      Johnson & Johnson                                           768,500
     20,200      K-V Pharmaceutical Co. (Class B)(a)                         424,200
      5,000      Medicis Pharmaceutical Corp. (Class A)(a)                   209,600
     25,800      Novartis AG (Switzerland)                                 1,050,709
     17,300      Pfizer, Inc.                                                559,655
     25,501      Pharmacia Corp.                                           1,140,915
      8,300      Sepracor, Inc.(a)                                            56,025
     31,400      Wyeth                                                     1,252,860
                                                                    ----------------
                                                                           7,940,594
-------------------------------------------------------------------------------------
Real Estate  0.3%
      8,700      Jones Lang LaSalle, Inc.(a)                                 175,218
      6,100      SL Green Realty Corp.                                       196,725
                                                                    ----------------
                                                                             371,943
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.4%
      4,300      Alexandria Real Estate Equities, Inc.                       185,545
      6,700      Boston Properties, Inc.                                     249,910
      3,600      Colonial Properties Trust                                   129,420
                                                                    ----------------
                                                                             564,875
-------------------------------------------------------------------------------------
Road & Rail  0.5%
         68      East Japan Railway Co. (Japan)                              317,979

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,300      Knight Transportation, Inc.(a)                     $        129,210
      2,300      Landstar Systems, Inc.(a)                                   229,563
                                                                    ----------------
                                                                             676,752
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  4.0%
     17,100      Advanced Energy Industries, Inc.(a)                         252,567
     19,700      Agere Systems, Inc. (Class A)(a)                             37,430
    189,200      Agere Systems, Inc. (Class B)(a)                            368,940
      4,800      Analog Devices, Inc.(a)                                     115,680
     15,200      Applied Materials, Inc.(a)                                  226,024
     12,500      Credence Systems Corp.(a)                                   171,250
      9,200      Cymer, Inc.(a)                                              257,508
      9,500      EMCORE Corp.(a)                                              31,350
      9,200      Exar Corp.(a)                                               153,364
     24,400      Integrated Circuit Systems, Inc.(a)                         428,708
      3,600      Integrated Device Technology, Inc.(a)                        46,080
     23,400      Intel Corp.                                                 439,686
      4,800      Intersil Corp. (Class A)(a)                                 104,592
      3,300      Kla-Tencor Corp.(a)                                         129,987
      5,600      Maxim Integrated Products, Inc.(a)                          197,008
      9,000      Micrel, Inc.(a)                                             103,230
      9,800      National Semiconductor Corp.(a)                             177,478
      9,500      Oak Technology, Inc.(a)                                      36,575
      5,500      Pericom Semiconductor Corp.(a)                               51,645
     16,300      Rudolph Technologies, Inc.(a)                               247,467
     12,500      Semtech Corp.(a)                                            245,750
     11,100      STMicroelectronics NV (Switzerland)                         236,319
     26,270      Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                  (Taiwan)(a)                                                239,582
     27,400      Texas Instruments, Inc.                                     634,310
     23,300      Varian Semiconductor Equipment Associates,
                  Inc.(a)                                                    612,324
                                                                    ----------------
                                                                           5,544,854
-------------------------------------------------------------------------------------
Software  3.5%
      8,500      Adobe Systems, Inc.                                         203,660
     19,400      Ascential Software Corp.(a)                                  47,530
     10,900      Aspen Technology, Inc.(a)                                    46,325

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      7,600      BindView Development Corp.(a)                      $          7,600
     26,700      BMC Software, Inc.(a)                                       359,115
     14,100      Borland Software Corp.(a)                                   122,106
      9,900      Brio Software, Inc.(a)                                       10,593
     12,500      Catapult Communications Corp.(a)                            156,625
     12,200      Cerner Corp.(a)                                             529,480
     23,400      Entrust, Inc.(a)                                             64,116
      9,100      HNC Software, Inc.(a)                                       164,619
     17,900      Informatica Corp.(a)                                        124,584
     14,300      Jack Henry & Associates, Inc.                               204,061
     10,800      Lawson Software, Inc.(a)                                     51,840
     14,300      Micromuse, Inc.(a)                                           44,187
     25,900      Microsoft Corp.(a)                                        1,242,682
     14,600      National Instruments Corp.(a)                               396,098
      6,800      Precise Software Solutions, Ltd.(a)                          85,408
     15,300      Synopsys, Inc.(a)                                           654,381
     29,600      Verity, Inc.(a)                                             331,520
                                                                    ----------------
                                                                           4,846,530
-------------------------------------------------------------------------------------
Specialty Retail  2.7%
     20,100      Bed Bath & Beyond, Inc.(a)                                  623,100
     15,100      Charming Shoppes, Inc.(a)                                   109,928
     22,000      Circuit City Stores-Circuit City Group                      375,100
     12,500      Compagnie Financiere Richemont AG (Switzerland)             230,281
      5,500      Cost Plus, Inc.(a)                                          134,145
     52,000      Kingfisher PLC (United Kingdom)                             157,189
      3,100      Linens 'n Things, Inc.(a)                                    75,485
     22,200      Lowe's Companies, Inc.                                      840,270
     11,700      Movie Gallery, Inc.(a)                                      193,635
      2,000      Regis Corp.                                                  50,760
     20,700      Tiffany & Co.                                               510,048
     36,400      Toys 'R' Us, Inc.(a)                                        490,672
                                                                    ----------------
                                                                           3,790,613
-------------------------------------------------------------------------------------
Tobacco  1.4%
     17,700      Altadis SA (Spain)                                          350,539
     30,520      Imperial Tobacco Group PLC (United Kingdom)                 467,248
     14,700      Loews Corp. - Carolina Group                                363,090
     17,900      Philip Morris Co., Inc.                                     824,295
                                                                    ----------------
                                                                           2,005,172

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Transportation  0.2%
      7,400      Teekay Shipping Corp. (Bahamas)                    $        253,672
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  0.7%
     92,300      American Tower Corp. (Class A)(a)                           206,752
    181,330      mm02 PLC (United Kingdom)(a)                                127,473
        106      NTT DoCoMo, Inc. (Japan)                                    236,330
    309,900      Vodafone Group PLC (United Kingdom)                         469,602
                                                                    ----------------
                                                                           1,040,157
-------------------------------------------------------------------------------------
Mutual Fund  0.3%
     28,500      Technology Select Sector SPDR Fund(a)                       408,120
                                                                    ----------------
                 Total common stocks (cost $151,841,042)                 133,638,260
                                                                    ----------------
-------------------------------------------------------------------------------------
Rights
     52,000      Kingfisher PLC (United Kingdom)(a)                           30,057
                                                                    ----------------
                 Total long-term investments (cost $151,912,777)         133,668,317
                                                                    ----------------
SHORT-TERM INVESTMENTS  5.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Investment Company  2.1%
$     2,938      Prudential Core Investment Fund--Taxable Money
                  Market Series (cost $2,937,883; Note 3)                  2,937,883
-------------------------------------------------------------------------------------
Repurchase Agreements  3.6%
      4,688      Joint Repurchase Agreement Account,
                  1.85%, 8/1/02 (cost $4,688,000; Note 6)                  4,688,000
        304      State Street Bank & Trust Co., 0.25%, dated
                  7/31/02, due 8/1/02 in the amount of $304,002
                  (cost $304,000; collateralized by $305,000 US
                  Treasury Notes, 6.375% due 8/15/02, approximate
                  value of collateral including accrued interest
                  $314,297)                                                  304,000
                                                                    ----------------
                 Total repurchase agreements (cost $4,992,000)             4,992,000
                                                                    ----------------
                 Total short-term investments (cost $7,929,883)            7,929,883
                                                                    ----------------
                 Total Investments, before outstanding options
                  written  114.8%
                  (cost $159,842,660; Note 5)                            141,598,200
                                                                    ----------------

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Portfolio of Investments as of July 31, 2002 Cont'd.

Contracts        Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
OUTSTANDING OPTIONS WRITTEN
-------------------------------------------------------------------------------------
Call Option
        (25)     Medimmune, Inc., expiring 8/25/02 @ $1.90
                  (Premium received $(4,753))                       $        (10,000)
                                                                    ----------------
                 Total Investments, Net of Outstanding Options
                  Written  101.3%
                  (cost $159,837,907)                                    141,588,200
                 Liabilities in excess of other
                  assets (1.3%)                                           (1,843,565)
                                                                    ----------------
                 Net Assets  100%                                   $    139,744,635
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehio (Finnish Company).
PLC--Public Liability Company (British Company).
SA--Sociedad Anonima (Spanish Corporation) or SA-- Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).
    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities

                                                                    July 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $159,842,660)                            $ 141,598,200
Cash                                                                        10,024
Receivable for investments sold                                          1,710,878
Receivable for Fund shares sold                                            380,347
Dividends and interest receivable                                          106,034
Tax reclaim receivable                                                      44,303
                                                                    --------------
      Total assets                                                     143,849,786
                                                                    --------------
LIABILITIES
Payable for investments purchased                                        3,525,012
Payable for Fund shares reacquired                                         250,867
Accrued expenses                                                           114,585
Distribution fee payable                                                   100,578
Management fee payable                                                      91,559
Outstanding options written (Premium received $4,753)                       10,000
Deferred trustees' fees payable                                              8,318
Foreign withholding tax payable                                              4,232
                                                                    --------------
      Total liabilities                                                  4,105,151
                                                                    --------------
NET ASSETS                                                           $ 139,744,635
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $      16,962
   Paid-in capital in excess of par                                    180,805,688
                                                                    --------------
                                                                       180,822,650
   Accumulated net investment loss                                         (45,101)
   Accumulated net realized loss on investments                        (22,785,318)
   Net unrealized depreciation on investments and foreign
      currency transactions                                            (18,247,596)
                                                                    --------------
Net assets, July 31, 2002                                            $ 139,744,635
                                                                    --------------
                                                                    --------------

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Assets and Liabilities Cont'd.

                                                                    July 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($30,336,529
      / 3,619,626 shares of beneficial interest issued and
      outstanding)                                                           $8.38
   Maximum sales charge (5% of offering price)                                 .44
                                                                    --------------
   Maximum offering price to public                                          $8.82
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($70,043,258 / 8,546,396 shares of beneficial
      interest issued and outstanding)                                       $8.20
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($37,467,599
      / 4,571,672 shares of beneficial interest issued and
      outstanding)                                                           $8.20
   Sales charge (1% of offering price)                                         .08
                                                                    --------------
   Offering price to public                                                  $8.28
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,897,249 / 224,500 shares of beneficial interest
      issued and outstanding)                                                $8.45
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    July 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $95,313)           $  1,772,104
   Interest                                                               200,622
                                                                    --------------
      Total income                                                      1,972,726
                                                                    --------------
Expenses
   Management fee                                                       1,205,667
   Distribution fee--Class A                                               90,378
   Distribution fee--Class B                                              829,526
   Distribution fee--Class C                                              388,743
   Transfer agent's fees and expenses                                     352,000
   Custodian's fees and expenses                                          320,000
   Reports to shareholders                                                100,000
   Registration fees                                                       72,000
   Audit fee                                                               27,000
   Legal fees                                                              25,000
   Trustees' fees                                                          14,000
   Miscellaneous                                                            5,413
                                                                    --------------
      Total expenses                                                    3,429,727
                                                                    --------------
Net investment loss                                                    (1,457,001)
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (20,744,475)
   Foreign currency transactions                                          (44,242)
                                                                    --------------
                                                                      (20,788,717)
                                                                    --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        (17,088,417)
   Foreign currency                                                         2,391
   Written options                                                         (5,247)
                                                                    --------------
                                                                      (17,091,273)
                                                                    --------------
Net loss on investments and foreign currencies                        (37,879,990)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(39,336,991)
                                                                    --------------
                                                                    --------------

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Statement of Changes in Net Assets

                                                        Year Ended July 31,
                                                    ----------------------------
                                                        2002            2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $ (1,457,001)   $   (858,277)
   Net realized gain (loss) on investments and
      foreign currency transactions                  (20,788,717)      1,212,882
   Net change in unrealized depreciation of
      investments and foreign currencies             (17,091,273)    (18,668,075)
                                                    ------------    ------------
   Net decrease in net assets resulting from
      operations                                     (39,336,991)    (18,313,470)
                                                    ------------    ------------
   Distributions from net realized gains
      Class A                                            (88,806)     (2,991,298)
      Class B                                           (205,210)     (6,683,757)
      Class C                                            (90,577)     (2,720,970)
      Class Z                                             (7,576)       (122,496)
                                                    ------------    ------------
                                                        (392,169)    (12,518,521)
                                                    ------------    ------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                      50,556,801      62,710,336
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                  384,542      12,225,780
   Cost of shares reacquired                         (37,855,579)    (26,141,501)
                                                    ------------    ------------
   Net increase in net assets from Fund share
      transactions                                    13,085,764      48,794,615
                                                    ------------    ------------
Total increase (decrease)                            (26,643,396)     17,962,624
NET ASSETS
Beginning of year                                    166,388,031     148,425,407
                                                    ------------    ------------
End of year                                         $139,744,635    $166,388,031
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements

      Strategic Partners Asset Allocation Funds (the 'Trust'), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners High Growth Fund ('the Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund. These financial statements relate only to Strategic Partners High Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Lazard Asset Management, Franklin Advisers, Inc. and EARNEST Partners, LLC are the Funds' 'Advisers'.

      The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    32

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the
                                                                          33

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy on the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain
(loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain
(loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options, involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    34

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
                                                                          35

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended July 31, 2002.

      PIMS has advised the Fund that it has received approximately $185,000 and $123,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended July 31, 2002.

      PIMS has advised the Fund that for the year ended July 31, 2002, it has received approximately $202,800 and $21,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended July 31, 2002 the amounts of the commitment were as follows: $500 million from August 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the funds to increase commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date on the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended July 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended July 31, 2002, the Fund incurred fees of approximately $281,600 for the services of PMFS. As of July 31, 2002 approximately $24,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During
    36

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

the year ended July 31, 2002, the Fund earned income from the Series of approximately $62,900 by investing its excess cash.

      Effective November 1, 2001, the Fund paid networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was $35,500 and is included in transfer agent's fees and expenses in the statement of operations.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the year ended July 31, 2002, aggregated $162,986,226 and $148,277,883, respectively.

      The Fund's written options activity was as follows:

                                                Contracts       Premiums
                                                ---------       --------
Balance as of July 31, 2001                             0          $    0
Options written                                        25           4,753
                                                 --------        --------
Balance as of July 31, 2002                            25          $4,753
                                                 --------        --------
Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain
(loss) on investments. For the year ended July 31, 2002, the adjustments were to decrease distributions in excess of net investment income by $1,497,342, decrease accumulated realized loss on investments by $45,897 and decrease paid-in-capital by $1,543,239, due to certain tax adjustments pertaining to the investment in Passive Foreign Investment Companies and differences between financial reporting and tax accounting. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended July 31, 2002, the tax character of distributions paid by the Fund of $392,169 was long term capital gains.
                                                                          37

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of July 31, 2002 were as follows:

                                                   Other           Total Net
  Tax Basis                                     Cost Basis        Unrealized
of Investments   Appreciation    Depreciation   Adjustment       Appreciation
--------------   ------------    ------------   ----------       ------------
$161,905,688      $5,839,411     $(26,146,899)   $(3,137)        $(20,310,625)

      As of July 31, 2002, the Fund had a capital loss carryforward for tax purposes of approximately $7,499,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of Post-October net foreign currency losses of $28,013 and $13,240,411 of capital losses incurred in the nine month period ended July 31, 2002 as having incurred in the following fiscal year.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of July 31, 2002, the Fund had a 1.2% undivided interest in the joint account. The undivided interest for the Fund represents $4,688,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Greenwich Capital Markets, Inc., 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,800,242.

      UBS Warburg, 1.85%, in the principal amount of $100,000,000, repurchase price $100,005,138, due 8/1/02. The value of the collateral including accrued interest was $102,001,222.

      Bank of America Securities, LLC, 1.85%, in the principal amount of $123,884,000, repurchase price $123,890,366, due 8/1/02. The value of the collateral including accrued interest was $126,400,393.

      J.P. Morgan Chase, 1.85%, in the principal amount of $90,000,000, repurchase price $90,004,625, due 8/1/02. The value of the collateral including accrued interest was $91,802,009.
    38

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2002:
Shares sold                                                      991,885    $  9,815,887
Shares issued in reinvestment of dividends and distributions       8,699          86,992
Shares reacquired                                             (1,193,745)    (11,877,183)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (193,161)     (1,974,304)
Shares issued upon conversion from Class B                       120,209       1,153,531
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (72,952)   $   (820,773)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,257,928    $ 14,867,212
Shares issued in reinvestment of dividends and distributions     262,678       2,920,976
Shares reacquired                                               (753,781)     (8,636,896)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     766,825       9,151,292
Shares issued upon conversion from Class B                       169,673       1,979,162
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    936,498    $ 11,130,454
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                    1,768,552    $ 17,310,439
Shares issued in reinvestment of dividends and distributions      20,597         202,465
Shares reacquired                                             (1,364,338)    (12,863,100)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     424,811       4,649,804
Shares reacquired upon conversion into Class A                  (122,522)     (1,153,531)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    302,289    $  3,496,273
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          39

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,503,158    $ 28,942,699
Shares issued in reinvestment of dividends and distributions     597,823       6,582,027
Shares reacquired                                               (891,341)    (10,095,052)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,209,640      25,429,674
Shares reacquired upon conversion into Class A                  (171,643)     (1,979,162)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,037,997    $ 23,450,512
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                    2,209,436    $ 21,799,516
Shares issued in reinvestment of dividends and distributions       8,915          87,635
Shares reacquired                                             (1,108,502)    (10,543,165)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,109,849    $ 11,343,986
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,328,084    $ 15,425,950
Shares issued in reinvestment of dividends and distributions     236,394       2,602,699
Shares reacquired                                               (563,097)     (6,282,292)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,001,381    $ 11,746,357
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended July 31, 2002:
Shares sold                                                      163,862    $  1,630,959
Shares issued in reinvestment of dividends and distributions         740           7,450
Shares reacquired                                               (257,094)     (2,572,131)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (92,492)   $   (933,722)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                      304,334    $  3,474,475
Shares issued in reinvestment of dividends and distributions      10,760         120,078
Shares reacquired                                                (99,609)     (1,127,261)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    215,485    $  2,467,292
                                                              ----------    ------------
                                                              ----------    ------------

                                            ANNUAL REPORT SEPTEMBER 30, 2002
       STRATEGIC PARTNERS
       ASSET ALLOCATION FUNDS
       STRATEGIC PARTNERS
       HIGH GROWTH FUND
                                                          Financial Highlights

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights

                                                                              Class A
                                                 -----------------------------------------------------------------
                                                           Year Ended July 31,                November 18, 1998(a)
                                                 ----------------------------------------           Through
                                                    2002         2001(d)        2000(d)         July 31, 1999(d)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $   10.70      $   12.95      $   11.52           $  10.00
                                                 ----------     ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.03)            --(e)          --(e)              --(e)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                       (2.27)         (1.27)          2.14               1.52
                                                 ----------     ----------     ----------           --------
      Total from investment operations                (2.30)         (1.27)          2.14               1.52
                                                 ----------     ----------     ----------           --------
Less distributions:
Dividends in excess of net investment income             --             --           (.43)                --
Distributions from net realized gains                  (.02)          (.98)          (.28)                --
                                                 ----------     ----------     ----------           --------
      Total dividends and distributions                (.02)          (.98)          (.71)                --
                                                 ----------     ----------     ----------           --------
Net asset value, end of period                    $    8.38      $   10.70      $   12.95           $  11.52
                                                 ----------     ----------     ----------           --------
                                                 ----------     ----------     ----------           --------
TOTAL RETURN(b)                                      (21.49)%       (10.09)%        18.99%             15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  30,337      $  39,528      $  35,678           $ 21,248
Average net assets (000)                          $  36,151      $  39,128      $  27,528           $ 10,442
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             1.57%          1.64%          1.54%              1.73%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.32%          1.39%          1.29%              1.48%(c)
   Net investment income (loss)                        (.35)%          .02%           .01%               .02%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                               98%            83%            67%                38%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Less than $.005 per share.
    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                                              Class B
                                                 -----------------------------------------------------------------
                                                           Year Ended July 31,                November 18, 1998(a)
                                                 ----------------------------------------           Through
                                                    2002         2001(d)        2000(d)         July 31, 1999(d)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $   10.55      $   12.86      $   11.47           $  10.00
                                                 ----------     ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.11)          (.08)          (.09)              (.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                       (2.22)         (1.25)          2.12               1.52
                                                 ----------     ----------     ----------           --------
      Total from investment operations                (2.33)         (1.33)          2.03               1.47
                                                 ----------     ----------     ----------           --------
Less distributions:
Dividends in excess of net investment income             --             --           (.36)                --
Distributions from net realized gains                  (.02)          (.98)          (.28)                --
                                                 ----------     ----------     ----------           --------
      Total dividends and distributions                (.02)          (.98)          (.64)                --
                                                 ----------     ----------     ----------           --------
Net asset value, end of period                    $    8.20      $   10.55      $   12.86           $  11.47
                                                 ----------     ----------     ----------           --------
                                                 ----------     ----------     ----------           --------
TOTAL RETURN(b)                                      (22.08)%       (10.66)%        18.13%             14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  70,043      $  86,941      $  79,793           $ 41,049
Average net assets (000)                          $  82,953      $  84,949      $  60,994           $ 24,260
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             2.32%          2.39%          2.29%              2.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.32%          1.39%          1.29%              1.48%(c)
   Net investment income (loss)                       (1.09)%         (.72)%         (.71)%             (.70)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                                              Class C
                                                 -----------------------------------------------------------------
                                                           Year Ended July 31,                November 18, 1998(a)
                                                 ----------------------------------------           Through
                                                    2002         2001(d)        2000(d)         July 31, 1999(d)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $   10.55      $   12.86      $   11.47           $  10.00
                                                 ----------     ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.09)          (.08)          (.09)              (.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                       (2.24)         (1.25)          2.12               1.52
                                                 ----------     ----------     ----------           --------
      Total from investment operations                (2.33)         (1.33)          2.03               1.47
                                                 ----------     ----------     ----------           --------
Less distributions:
Dividends in excess of net investment income             --             --           (.36)                --
Distributions from net realized gains                  (.02)          (.98)          (.28)                --
                                                 ----------     ----------     ----------           --------
      Total dividends and distributions                (.02)          (.98)          (.64)                --
                                                 ----------     ----------     ----------           --------
Net asset value, end of period                    $    8.20      $   10.55      $   12.86           $  11.47
                                                 ----------     ----------     ----------           --------
                                                 ----------     ----------     ----------           --------
TOTAL RETURN(b)                                      (22.08)%       (10.66)%        18.13%             14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $  37,468      $  36,507      $  31,636           $ 19,914
Average net assets (000)                          $  38,874      $  35,387      $  26,413           $ 15,204
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             2.32%          2.39%          2.29%              2.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.32%          1.39%          1.29%              1.48%(c)
   Net investment income (loss)                       (1.09)%         (.73)%         (.73)%             (.75)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
             Financial Highlights Cont'd.

                                                                              Class Z
                                                 -----------------------------------------------------------------
                                                           Year Ended July 31,                November 18, 1998(a)
                                                 ----------------------------------------           Through
                                                    2002         2001(d)        2000(d)         July 31, 1999(d)
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $10.77         $12.98        $   11.56           $  10.00
                                                 ----------     ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                         (.01)           .03              .02                .02
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                     (2.29)         (1.26)            2.14               1.54
                                                 ----------     ----------     ----------           --------
      Total from investment operations              (2.30)         (1.23)            2.16               1.56
                                                 ----------     ----------     ----------           --------
Less distributions:
Dividends in excess of net investment income           --             --             (.46)                --
Distributions from net realized gains                (.02)          (.98)            (.28)                --
                                                 ----------     ----------     ----------           --------
      Total dividends and distributions              (.02)          (.98)            (.74)                --
                                                 ----------     ----------     ----------           --------
Net asset value, end of period                     $ 8.45         $10.77        $   12.98           $  11.56
                                                 ----------     ----------     ----------           --------
                                                 ----------     ----------     ----------           --------
TOTAL RETURN(b)                                    (21.35)%        (9.74)%          19.23%             15.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $1,897         $3,413        $   1,318           $ 36,413
Average net assets (000)                           $2,778         $2,270        $  25,793           $ 45,999
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                           1.32%          1.39%            1.29%              1.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                           1.32%          1.39%            1.29%              1.48%(c)
   Net investment income (loss)                      (.10)%          .23%             .12%               .21%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

             Report of Independent Accountants

To the Shareholders and Board of Trustees of Strategic Partners Asset Allocation Funds--
Strategic Partners High Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Partners Asset Allocation Funds--Strategic Partners High Growth Fund (the 'Fund') at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2002
    46

      Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended July 31, 2002, the Fund paid distributions of $.0246 per share which represent long-term capital gains.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          47

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                 www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Trustees.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.
       Independent Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Trustee                Since 1998
                       Saul K. Fenster, Ph.D. (69)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.
                       Saul K. Fenster, Ph.D. (69)      Currently President Emeritus of New             79
                                                        Jersey Institute of Technology;
                                                        formerly President (1978-2002) of New
                                                        Jersey Institute of Technology;
                                                        Commissioner (1998-2002) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (1985-2002) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director (since 1996) of
                                                        First Financial Fund, Inc.
                                                        (First Financial) and
                                                        Director (since 1996) of The
                                                        High Yield Plus Fund, Inc.
                                                        (High Yield Plus).

                       Saul K. Fenster, Ph.D. (69)      Member (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

    48                                                                    49

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                     www.strategicpartners.com (800)  225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Robert E. La Blanc (68)              Trustee                Since 1999
                       Douglas H. McCorkindale (63)         Trustee                Since 1998
                       W. Scott McDonald, Jr. (65)          Trustee                Since 2000
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom. Trustee of Manhattan
                                                        College.

                       Douglas H. McCorkindale (63)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.

                       W. Scott McDonald, Jr. (65)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        former director of School, College
                                                        and University Underwriters Ltd.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (since 1979) (technology),
                                                        of Chartered Semiconductor
                                                        Manufacturing Ltd. (since
                                                        1998) (Singapore), of Titan
                                                        Corporation (electronics,
                                                        since 1995) and of Salient 3
                                                        Communications, Inc. (since
                                                        1995) (technology); Director
                                                        of First Financial Fund
                                                        (since 1999) and Director of
                                                        High Yield Plus (since April
                                                        1999).
                       Douglas H. McCorkindale (63)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense) and
                                                        Director of High Yield Plus
                                                        (since 1996).
                       W. Scott McDonald, Jr. (65)

    50                                                                    51

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                     www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Thomas T. Mooney (60)                Trustee                Since 1998
                       Stephen Stoneburn (59)               Trustee                Since 1999
                       Joseph Weber, Ph.D. (78)             Trustee                Since 2000
                       Clay T. Whitehead (63)               Trustee                Since 1999
                       P.O. Box 8090
                       McLean, VA 22106-8090
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.
                       Stephen Stoneburn (59)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995-June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993-1995)
                                                        of Cowles Business Media and Senior
                                                        Vice President of Fairchild
                                                        Publications, Inc (1975-1989).
                       Joseph Weber, Ph.D. (78)         Vice President, Finance (retired),              62
                                                        Interclass (international corporate
                                                        learning) since 1991; formerly
                                                        President, The Alliance for Learning;
                                                        retired Vice President, Member of the
                                                        Board of Directors and Member of the
                                                        Executive and Operating Committees,
                                                        Hoffmann-LaRoche Inc; Member, Board
                                                        of Overseers, New Jersey Institute of
                                                        Technology. Trustee and Vice Chairman
                                                        Emeritus, Fairleigh Dickinson
                                                        University.
                       Clay T. Whitehead (63)           President (since 1983) of National              91
                       P.O. Box 8090                    Exchange Inc. (new business
                       McLean, VA 22106-8090            development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        and Director of High Yield
                                                        Plus (since 1988).

                       Stephen Stoneburn (59)

                       Joseph Weber, Ph.D. (78)

                       Clay T. Whitehead (63)           Director (since 2000) of
                       P.O. Box 8090                    First Financial and High
                       McLean, VA 22106-8090            Yield Plus.

    52                                                                    53

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

       Interested Trustees

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1999
                                                            and Trustee
                       *David R. Odenath, Jr (45)           President and          Since 1999
                                                            Trustee
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                  Trustee
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        Prudential Financial, Inc.
                                                        (Prudential); formerly Senior Vice
                                                        President (March 1987-May 1999) of
                                                        Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Funds Management, Inc. (PMF).
                                                        Vice President and Director (since
                                                        May 1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr (45)       President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age               by the Trustee****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr (45)


    54                                                                    55

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                   www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

      Information pertaining to the Officers of the Trust is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Trust             Served***
                       -------------------------------------------------------------------------
                       Judy A. Rice (54)                    Vice President         Since 2001
                       Grace C. Torres (43)                 Treasurer and          Since 2000
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Marguerite E.H. Morrison (46)        Secretary              since 2002

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Judy A. Rice (54)                Executive Vice President (since 1999)
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and the National Association
                                                        for Variable Annuities.
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996 - January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI; Vice
                                                        President and Assistant Secretary of
                                                        PIMS (since October 2001), previously
                                                        Vice President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

                       Name, Address** and Age
                       -------------------------------
                       Judy A. Rice (54)

                       Grace C. Torres (43)

                       Marguerite E.H. Morrison (46)


    56                                                                    57

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund
                                 www.strategicpartners.com (800) 225-1852

             Management of the Trust (Unaudited) Cont'd.

    * 'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Trustees and Officers. The Independent
      Trustees have adopted a retirement policy which calls for the retirement of
      Trustees on December 31 of the year in which they reach the age of 75, except for
      Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.
 **** This column includes only directorships of companies required to report to the
      SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
      or other investment companies registered under the Act.
Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    58                                                                    59
        www.strategicpartners.com  (800) 225-1852

The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at (800) 225-
1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
   Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
  Money Market Series

*This Fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Getting the Most from Your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

            www.strategicpartners.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Getting the Most from Your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

         www.strategicpartners.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Getting the Most from Your Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

            www.strategicpartners.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Class A     Growth of a $10,000 Investment

                      (GRAPH)

Average Annual Total Returns as of 7/31/02
                       One Year    Since Inception
With Sales Charge      -25.42%         -2.23%
Without Sales Charge   -21.49%         -0.87%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

          www.strategicpartners.com  (800) 225-1852

Class B     Growth of a $10,000 Investment
                      (GRAPH)

Average Annual Total Returns as of 7/31/02
                       One Year    Since Inception
With Sales Charge      -25.97%         -2.03%
Without Sales Charge   -22.08%         -1.57%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Class C     Growth of a $10,000 Investment
                      (GRAPH)

Average Annual Total Returns as of 7/31/02
                       One Year    Since Inception
With Sales Charge      -23.63%         -1.83%
Without Sales Charge   -22.08%         -1.57%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2002; (c) all recurring fees
(including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

          www.strategicpartners.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment
                      (GRAPH)

Average Annual Total Returns as of 7/31/02
One Year    Since Inception
-21.35%         -0.59%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Strategic Partners High
Growth Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (November 18, 1998) and the account values at the end of the current fiscal year (July 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.
The total returns include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes of a mutual fund. The returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the S&P 500 Index may differ substantially from the securities in the Fund.
The S&P 500 Index is not the only index that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Strategic Partners Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.strategicpartners.com

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols  Nasdaq    CUSIP
Class A       PHGAX   86276X509
Class B       PIHGX   86276X608
Class C       PHGCX   86276X707
Class Z       PDHZX   86276X806

MFSP504E5     IFS-A074129

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.